UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-06602




                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602
               (Address of Principal Executive Offices) (Zip Code)

                     Name and Address of Agent for Service:

                               David L. Bomberger
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602

                                    Copy to:
                              J.B. Kittredge, Esq.
                                Ropes & Gray LLP
                             One International Place
                              Boston, MA 02110-2624

       Registrant's telephone number, including area code: (309) 675-4999

                       Date of fiscal year end: June 30th

                   Date of reporting period: December 31, 2003

Item 1.  Reports to Stockholders



                              The Preferred Group got its start in 1992. That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

                              Preferred Group funds are subadvised by some of the most experienced names in institutional portfolio management today--including companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

                              The result? Funds that stick to their investment objectives, which can help you create a well-diversified portfolio with little holdings overlap among funds.

                              And when it comes to investing for the future, diversification is a great place to start.

                                Semiannual Report
                          December 31, 2003 (unaudited)

                              Table of Contents

                               1    Performance Data
                               2    Our Message to You
                               4    Funds & Investment Objectives
                               5    Performance Information & Benchmarks
                               6    Investment Reviews
                              26    Statements of Assets & Liabilities
                              28    Statements of Operations
                              30    Statements of Changes in Net Assets
                              34    Financial Highlights
                              38    Schedules of Investments
                              66    Notes to Financial Statements

                                     [LOGO]
                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                       411 Hamilton Boulevard, Suite 1200
                           Peoria, Illinois 61602-3106

                             www.PreferredGroup.com

Performance Data  Six Months Ended 12/31/03 (unaudited)

---------------------------------------------------------------------------------------------------------
                                                                                              Capital
                              Beginning     Ending                               Income        Gains
                                 NAV          NAV        Total       Current    Dividends   Distributions
Preferred Fund               (per share)  (per share)    Return*     Yield+    (per share)   (per share)
---------------------------------------------------------------------------------------------------------

International Growth           $ 6.39       $ 7.63       19.41%         --           --           --

International Value             11.20        14.32       29.10++        --        $0.13           --

Small Cap Growth                 6.49         8.35       28.66          --           --           --

Mid Cap Growth                   7.85         9.65       22.93          --           --           --

Large Cap Growth                 9.60        11.14       16.12          --         0.01           --

Value                           15.91        16.10       16.36          --         0.20        $2.14

Asset Allocation                11.27        12.51       11.49          --         0.05           --

Fixed Income                    10.98        10.82        1.53        3.01%        0.17         0.16

S.T. Government Securities      10.15         9.95       (0.11)       1.81         0.13         0.06

Money Market+++                  1.00         1.00        0.30        0.62           ^^           --
---------------------------------------------------------------------------------------------------------

* Total return includes reinvestment of dividends and capital gains distributions.

+ The yield shown for the Fixed Income and Short-Term Government Securities funds is the 30-day current yield as of December 31, 2003. The yield shown for the Money Market fund is the seven-day current yield as of December 31, 2003.

++ The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

+++ An investment in the Money Market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The seven-day current yield for the Money Market fund more closely reflects the current earnings of the fund than does the total return quotation.

^^    Distribution represents less than $0.01 per share.

      The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Our Message To You December 31, 2003 (unaudited)

David L. Bomberger, CFA
President
Caterpillar Investment
Management Ltd.

Dear Fellow Preferred Group Shareholders,

I am pleased to present you with the Preferred Group's semiannual report for the six months ended December 31, 2003. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the advisers.

Economic Commentary

What a year 2003 turned out to be! Signs of strong economic growth, a quick end to major combat in Iraq, sweeping tax cuts, the dollar reaching record lows, and most major measures of fixed-income and equity markets producing positive returns. Plus, there was a crowded field of contenders vying for the chance to run against President Bush, and a governor was recalled in California, with an actor elected to replace him.

Consumers kept the economy moving, aided by rising home prices, record low mortgage rates and interest-free car loans. When the stimulus of tax cuts and increased federal spending on the war was mixed in, strong economic growth resulted. Yet, at the end of the year, growth had not led to higher rates of inflation.

Sounds good, but the rebuilding of Iraq is likely to strain the economy, and Iranian and North Korean nuclear programs remain threats to world peace. Terror threats and alerts are frequent, and campaign promises in the presidential race could lead to even higher levels of government spending. A year ago the markets worried about deflation. Today, economists are discussing the weak dollar and the risks of increased prices. Meanwhile, a generation that has never known real inflation has come of age.

Yet, as we enter 2004, we believe the mood is much improved from a year ago. The economy appears to be strengthening, and we expect U.S. businesses to begin adding jobs and continue to invest in capital equipment. On balance, we believe 2004 may be another good year for the economy with continued growth in corporate earnings as well as modest inflationary pressure and upward interest-rate movement.

Market Commentary

Growth put the bull back in the stock markets during 2003--across virtually all categories. Small stocks did better than larger stocks, and there was no significant difference between growth and value styles. Interest rates rose slightly during the year, ending the year with a 4.25% yield on 10-year U.S. Treasury bonds. In short, investors who took risks in 2003 were rewarded.

Preferred Group Highlights

Someone is paying attention to our efforts. During 2003, the Preferred Group was ranked 19th out of 255 mutual fund families in the "Mutual Fund Family Fiduciary Ranking," a research report prepared by Fiduciary Analytics. Rankings are based on assets under management, organizational stability, style correlation and consistency, expense ratio/fees, performance versus risk, and performance against peer group.

The Preferred Group's assets under management total grew during 2003, powered by strong equity markets, additional investments by existing clients, and new investments made by new clients. Most notably, assets within the Preferred International Value Fund nearly doubled (from $214 million on December 31, 2002, to $391 million on December 31, 2003).

We take that to be a vote of confidence, not overconfidence. But we also remind people to remember 2000: Markets can go down as well as up. The good news is that down markets don't have to destroy a portfolio. Spread the risk around. The Preferred Group supports diversification strategies with mutual funds that exhibit little holdings overlap. And holding a variety of investments is your first line of defense against wide swings in portfolio value.

Many of our shareholders have been with us through one of the biggest bull/bear cycles in history. Some have just met us through their company 401(k) plans. Whether you're a new shareholder or an old hand, we appreciate your trust and support.

Sincerely,

/s/ David L. Bomberger

David L. Bomberger, CFA

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Funds & Investment Objectives December 31, 2003 (unaudited)

Funds & Investment Objectives

--------------------------------------------------------------------------------
International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Fund

Seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.
--------------------------------------------------------------------------------

Performance Information

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Investment Review section, we have provided a look at the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year.

For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter--in this case, December 31, 2003. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

A line chart illustrates the value of a $10,000 investment during the 10 years ended December 31, 2003, or from the fund's inception date to December 31, 2003, whichever time period is shorter.

Benchmarks

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance. An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

================================================================================
Benchmarks
================================================================================
Preferred International Growth Fund     MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred International Value Fund      MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund         Russell 2000 Growth Index
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund           Russell Midcap Growth Index
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund         S&P 500 Index
                                        Russell 1000 Growth Index
--------------------------------------------------------------------------------
Preferred Value Fund                    S&P 500 Index
                                        Russell 1000 Value Index
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund         S&P 500 Index
                                        65/30/5 Blended Index*
--------------------------------------------------------------------------------
Preferred Fixed Income Fund             Lehman Brothers Aggregate Index
--------------------------------------------------------------------------------
Preferred Short-Term Government
  Securities Fund                       Merrill Lynch 1-3 Year Treasury Index
--------------------------------------------------------------------------------
Preferred Money Market Fund             Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

* Blended index consisting of 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

David F. Marvin, CFA
Chairman, Chief Executive Officer,
Director, Portfolio Manager
and Principal
Marvin and Palmer Associates, Inc.

Last Five Years' Experience: Portfolio Manager at Marvin and Palmer Associates, Inc. David has managed the Preferred International Growth Fund since its inception on April 2, 2001.

Economic Commentary

For the six months ended December 31, 2003, the Preferred International Growth Fund grew 19.41%, versus growth of 26.69% in the MSCI EAFE Index. Since its inception, the fund has declined at an average annual rate of 9.37%, versus an average annual gain of 2.53% for the benchmark.

The second half of 2003 saw equity markets post robust gains, as evidence of an improving economic environment buoyed investor sentiment and ended the bear market. We believe low interest rates, abundant liquidity and the lack of negative geopolitical events aided both consumer and business confidence as the economy continued to post positive statistical evidence of a sustainable global economic recovery.

Currency was a key factor in market returns as the Japanese yen appreciated 12% and the euro gained 9.8%. The best performing equity returns by country included Greece (+37.6% in dollar terms), Germany (+35.7%) and Sweden (+35.9%). The laggards included Finland (+13.4%), Italy (+18.8%), Ireland (+19.2%) and the United Kingdom (+20.4%).

The fund was aggressively postured throughout the six months with overweights in Asia and the emerging markets. On a sector basis, the overweight sectors included cyclically sensitive areas such as technology, consumer cyclicals, financials and telecom, while underweights included defensive areas such as health care, utilities, consumer staples and energy.

The fund performed well for the first four months of the fiscal year as the market rewarded our aggressive posture. However, in the last two months of the year, a correction in the existing leadership occurred. Asia underperformed Europe, primarily due to a rapid appreciation of the euro, and technology went from the best-performing sector for the year to the worst performer in November and December. Conversely, energy and utilities rallied and went from being two of the worst performers to the strongest for the final month of the year. Our underweighting in Europe hurt our overall returns since we failed to fully capture the currency appreciation and the rally in European stocks. However, with China and Thailand each up more than 60% in dollar terms, the fund's exposure to emerging markets, which made up 12.3% of total holdings at the end of the period, was beneficial.

We made very few changes to the fund over this period. We remained underweight in Europe and overweight in Asia. We also remained exposed to emerging markets. On a sector basis, the fund's overweight in cyclically sensitive areas remained in place. We reduced our exposure to consumer cyclicals due to perceived currency implications for some companies.

                                              --Marvin & Palmer Associates, Inc.

Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                        PAST       PAST      PAST       SINCE
                                       1 YEAR    5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred International Growth Fund    21.50%      N/A       N/A       -9.37%
--------------------------------------------------------------------------------
MSCI EAFE Index                        39.17%      N/A       N/A        2.53%
--------------------------------------------------------------------------------

*     April 2, 2001

A $10,000 Investment Since Inception

$7,630 Preferred International Growth Fund

$10,711 MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                               Preferred
                                             International            MSCI EAFE
                                              Growth Fund              Index
4/2/01                                           10000                 10000
6/30/01                                           9700                  9876
12/31/01                                          8340                  9126
6/30/02                                           7880                  9000
12/31/02                                          6280                  7697
6/30/03                                           6390                  8455
12/31/03                                          7630                 10711

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Peter F. Spano, CFA
President: PXS Corp.,
General Partner
Mercator Asset Management, LP

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.

James E. Chaney
President: JXC Corp.,
General Partner
Mercator Asset Management, LP

Last Five Years' Experience: Portfolio Manager at Mercator since 2000. Prior to joining Mercator, Jim was a portfolio manager at Hansberger Global Investors and Templeton Investment Counsel.

Economic Commentary For the six months ended December 31, 2003, the Preferred International Value Fund grew 29.10%, versus growth of 26.69% in the MSCI EAFE Index. Over the past 10 years, the fund has grown at an average annual rate of 8.34%, versus an average annual rate of 4.78% for the benchmark.

The first half of the fiscal year saw strong global economic growth accompanied by an impressive rally in world stock markets. We believe the excess liquidity provided by the world's central banks, continuing low inflation and more confident investors were key factors for the performance of equity markets. Investors increased their appetite for stocks as their risk aversion diminished. We believe this was evident from the strong performance of "riskier" segments such as emerging markets, small cap and technology issues.

In spite of our underweight in these riskier areas, we believe we outperformed the benchmark due to good stock selection. Our strategy is to identify what we believe to be attractive, undervalued securities that have good earnings prospects. As a result, the broad-based market rally and improving corporate earnings helped raise the value of our holdings. A number of the fund's holdings had positive returns we believe to be significant: Continental (Germany), Mitsui Sumitomo Insurance (Japan), Daiwa House (Japan) and Henderson Land (Hong Kong). Lagging the benchmark's overall performance but still providing positive returns to the fund were Royal Bank of Scotland (UK), Saipem (Italy) and United Overseas Bank (Singapore).

Changes to the portfolio were numerous. We eliminated consumer retail companies Canadian Tire (Canada), Valora (Switzerland) and Benetton (Italy) based on our assessment of valuation and deteriorating fundamentals. In the United Kingdom, we sold Imperial Chemical and Rolls Royce based on our concern regarding their fundamentals. Parmalat (Italy/consumer) was sold based on our assessment of deteriorating financials; the company just recently filed for bankruptcy. Mercator's analysis resulted in our sale of the stock with a modest profit. New purchases were made in a diverse group of companies. In Japan we bought Takeda Chemical Industries (health care), and Kyocera (technology), and in Mexico, Telefonos de Mexico. In the industrial sector we purchased Siemens (Germany), Atlas Copco (Sweden) and Keppel (Singapore). Other European buys were Repsol YPF (Spain/energy) and AXA (France/financials).

                                                 --Mercator Asset Management, LP

Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Value Fund's inception date was July 1, 1992.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                 PAST        PAST         PAST
                                                1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Preferred International Value Fund*             39.03%       7.24%        8.34%
--------------------------------------------------------------------------------
MSCI EAFE Index                                 39.17%       0.26%        4.78%
--------------------------------------------------------------------------------

* The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

A $10,000 Investment (Past 10 Years)

$22,272 Preferred International Value Fund

$12,967 MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                Preferred
                                              International            MSCI EAFE
                                                Value Fund               Index
1/1/94                                            10,000                10,000
6/30/94                                           10,230                10,892
6/30/95                                           10,915                11,104
6/30/96                                           12,410                12,617
6/30/97                                           15,203                14,277
6/30/98                                           16,294                15,188
6/30/99                                           17,469                16,391
6/30/00                                           19,939                19,248
6/30/01                                           18,841                14,701
6/30/02                                           18,699                10,877
6/30/03                                           17,250                10,081
12/31/03                                          22,272                12,967

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

William C. McVail, CFA
(leads an investment committee)
Senior Equity Portfolio Manager
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio Manager at Turner. Portfolio Manager at PNC Equity Advisers before joining Turner in 1998. Bill has managed the Preferred Small Cap Growth Fund since January 2000.

Economic Commentary

For the six months ended December 31, 2003, the Preferred Small Cap Growth Fund grew 28.66%, versus growth of 24.48% in the Russell 2000 Growth Index. Since its inception, the fund has gained at an average annual rate of 0.10%, versus an average annual gain of 4.30% for the benchmark.

During the six-month period, the stock-market rally that began in late 2002 continued, and the fund benefited.

All 10 market sectors of the Russell 2000 Growth Index recorded gains, with the producer durables sector posting the highest gain and the financial services sector posting the lowest gain. We believe market sentiment turned increasingly bullish mainly because of good news about the economy and corporate earnings, both of which exceeded the consensus expectations of economists and Wall Street analysts.

We believe the fund did well in no small part because we remained true to our growth-investment process, which is based on the principle that earnings expectations drive stock prices over time. Since the fourth quarter of 2002, we have observed that companies with good earnings prospects have been increasingly rewarded with higher stock prices. Earnings prospects did not seem to matter much prior to the fourth quarter of 2002. In the bear market that persisted from March 2000 to September 2002, valuations were all-important.

Our investment process led us to generally emphasize the following Russell 2000 Growth Index sectors: semiconductor, semiconductor capital equipment, Internet, brokerage, credit card and telecommunications equipment stocks, which were in industries and sectors in which earnings expectations were high and which performed relatively well. Conversely, for the same reason, we avoided pharmaceutical and insurance stocks, which lagged.

The fund's performance was enhanced by strong returns in the major sectors, which represent significant weightings in the growth indexes. As you may know, the fund is "sector neutral," (i.e., its sector weightings closely resemble those of the Russell 2000 Growth Index). So it's extremely difficult for the fund to outperform if its holdings in the four major sectors--consumer discretionary/services, technology, health care and financial services--don't do well, since those sectors have a huge impact on the total return of the indexes.

The fund also benefited from good stock selection. Six of the fund's 10 sector positions outperformed their corresponding benchmark sectors. The fund's technology, consumer discretionary/services and health care sectors provided the most additional return relative to the benchmark.

Technology holdings contributed the most to the fund's results. The fund's weighting in utilities/communications stocks diminished results the most.

In terms of absolute returns, our weighting in autos/transportation holdings--powered by airline, trucking and railroad stocks--produced the largest total return. The decline in our utilities/communications positions was the sole loss.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies included in the Russell 2000 Index (the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization) with higher price-to-book ratios and higher forecasted growth values.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. The report will provide ten-year performance history in the future as the fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                      PAST       PAST        PAST       SINCE
                                     1 YEAR     5 YEARS    10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund      59.05%     -8.63%       N/A        0.10%+
--------------------------------------------------------------------------------
Russell 2000 Growth Index            48.54%      0.86%       N/A        4.30%
--------------------------------------------------------------------------------

*     November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the time period November 1, 1995 through October 31, 1996.

A $10,000 Investment Since Inception

$10,085 Preferred Small Cap Growth Fund

$14,100 Russell 2000 Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                             Preferred
                                             Small Cap              Russell 2000
                                            Growth Fund             Growth Index
11/1/95                                        10000                   10000
12/31/95                                       10506                   10673
6/30/96                                        11267                   11946
12/31/96                                       12653                   11875
6/30/97                                        14534                   12495
12/31/97                                       16629                   13411
6/30/98                                        17942                   14143
12/31/98                                       15797                   13576
6/30/99                                        14487                   15316
12/31/99                                       14156                   19426
6/30/00                                        15278                   19665
12/31/00                                       11775                   15068
6/30/01                                        10290                   15092
12/31/01                                        9432                   13679
6/30/02                                         7512                   11250
12/31/02                                        6341                    9492
6/30/03                                         7838                   11327
12/31/03                                       10085                   14100

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Christopher K. McHugh
(leads an investment committee)
Senior Portfolio Manager,
Security Analyst
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio Manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.

Economic Commentary

For the six months ended December 31, 2003, the Preferred Mid Cap Growth Fund grew 22.93%, versus growth of 20.19% in the Russell Midcap Growth Index. Since its inception, the fund has grown at an average annual rate of 1.79%, versus an average annual gain of 3.67% for the benchmark.

During the six-month period, the stock-market rally that began in late 2002 continued, and the fund benefited.

All 10 market sectors of the Russell Midcap Growth Index recorded gains, with the technology sector posting the highest gain and the utilities/communications sector posting the lowest gain. We believe market sentiment turned increasingly bullish mainly because of good news about the economy and corporate earnings, both of which exceeded the consensus expectations of economists and Wall Street analysts.

We believe the fund did well in no small part because we remained true to our growth-investment process, which is based on the principle that earnings expectations drive stock prices over time. Since the fourth quarter of 2002, we have observed that companies with good earnings prospects have been increasingly rewarded with higher stock prices. Earnings prospects did not seem to matter much prior to the fourth quarter of 2002. In the bear market that persisted from March 2000 to September 2002, valuations were all-important.

Our investment process led us to generally emphasize the following Russell Midcap Growth Index sectors: semiconductor, semiconductor capital equipment, Internet, brokerage, credit card and telecommunications equipment stocks, which were in industries and sectors in which earnings expectations were high and which performed relatively well. Conversely, for the same reason, we avoided pharmaceutical and insurance stocks, which lagged.

The fund's performance was enhanced by strong returns in the major sectors, which represent significant weightings in the growth indexes. As you may know, the fund is "sector neutral," (i.e., its sector weightings closely resemble those of the Russell Midcap Growth Index). So it's extremely difficult for the fund to outperform if its holdings in the four major sectors--consumer discretionary/services, technology, health care and financial services--don't do well, since those sectors have a huge impact on the total return of the indexes.

The fund also benefited from good stock selection. Eight of the fund's 10 sector positions outperformed their corresponding benchmark sectors. The fund's technology, consumer discretionary/services and health care sectors provided the most additional return relative to the benchmark.

Our producer durables holdings contributed the most to the fund's results. Our weighting in autos/transportation stocks diminished results the most.

In terms of absolute returns, our weighting in materials/processing holdings--powered by metals and specialty stocks--produced the largest total return. Our utilities/communications positions recorded the smallest gain.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

The share price of a fund investing in stocks of companies with small or mid-size market capitalizations may be more volatile than that of a fund investing in stocks of larger, more established companies.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                        PAST      PAST       PAST       SINCE
                                       1 YEAR    5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund          47.55%      N/A        N/A       1.79%
--------------------------------------------------------------------------------
Russell Midcap Growth Index            42.71%      N/A        N/A       3.67%
--------------------------------------------------------------------------------

*     April 2, 2001

A $10,000 Investment Since Inception

$10,500 Preferred Mid Cap Growth Fund

$11,042 Russell Midcap Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                             Preferred
                                              Mid Cap             Russell Midcap
                                            Growth Fund            Growth Index
4/2/01                                         10000                  10000
6/30/01                                        12430                   9958
12/31/01                                       10664                  10659
6/30/02                                         8226                   8558
12/31/02                                        7116                   7738
6/30/03                                         8542                   9287
12/31/03                                       10500                  11042

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Kathleen A. McCarragher
Director, Executive Vice President,
Head of Growth Equity
Jennison Associates LLC

Last Five Years' Experience: Growth equity portfolio manager at Jennison. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.

Economic Commentary

For the six months ended December 31, 2003, the Preferred Large Cap Growth fund grew 16.12%, versus growth of 14.73% in the Russell 1000 Growth Index and 15.14% in the benchmark S&P 500 Index. Over the past 10 years, the fund has grown at an average annual rate of 9.05%, versus an average annual rate of 9.21% for the Russell 1000 Growth Index and 11.07% for the S&P 500 Index.

The period was marked by accelerating corporate profits and surging economic activity. This benefited the fund's strategy of investing in the stocks of companies experiencing or expected to experience above-average earnings growth.

In terms of industries as listed within the S&P 500 Index, information technology stocks contributed significantly to the fund's return, led by our emphasis in semiconductor and semiconductor equipment stocks, including Intel, Texas Instruments and KLA-Tencor. Among our other technology holdings, Cisco was a notable contributor. So far, we believe that earnings growth for many of our holdings in this area is primarily a result of cost-cutting.

The fund's financial holdings performed well, led by capital-markets stocks such as Merrill Lynch. American Express also moved higher alongside an improving outlook for corporate spending and travel, as well as favorable developments in the government's Visa/MasterCard antitrust case.

Within the consumer-related areas of the fund, Starbucks and Tiffany & Co. advanced. Holdings such as Harley-Davidson and Kohl's offset these returns. Kohl's was sold before the end of the reporting period.

Health care stocks lagged the overall fund's returns. Biotechnology holdings had mixed results. Genentech advanced on the back of a stream of encouraging product developments. Amgen declined in the period. Within pharmaceuticals, AstraZeneca helped returns.

                                                       --Jennison Associates LLC

Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the benchmark S&P 500 Index and the Russell 1000 Growth Index.

The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000 Growth Index contains those Russell 1000 Index companies with the higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalizations.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Large Cap Growth Fund's inception date was July 1, 1992.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                 PAST        PAST         PAST
                                                1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund                 30.07%      -2.44%        9.05%
--------------------------------------------------------------------------------
S&P 500 Index                                   28.68%      -0.57%       11.07%
Russell 1000 Growth Index                       29.75%      -5.11%        9.21%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

$23,783 Preferred Large Cap Growth Fund

$28,553 S&P 500 Index

$24,129 Russell 1000 Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Preferred
                               Large Cap           S&P 500          Russell 1000
                              Growth Fund           Index             Growth
1/1/94                           10000              10000              10000
6/30/94                           9016               9657               9460
6/30/95                          12101              12173              12344
6/30/96                          13911              15345              15777
6/30/97                          17885              20648              20721
6/30/98                          23866              26884              27226
6/30/99                          31159              32995              37966
6/30/00                          40508              35413              47710
6/30/01                          28203              30160              30451
6/30/02                          21398              24733              22385
6/30/03                          20481              24799              23043
12/31/03                         23783              28553              24129

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Management Team
Pacific Financial Research
Investment Management

Pacific Financial Research (PFR) manages the fund using a team of investment professionals with an average tenure of more than 17 years. PFR has provided its value-oriented investment management process to corporations, foundations, endowments, pension funds and other institutions, as well as individuals, since 1981.

Lisa B. Nurme
Sr. Vice President, Large Cap
Value Equity Portfolio Manager
MFS Institutional Advisors Inc.

Last Five Years' Experience: Portfolio Manager at MFS Institutional Advisors Inc. Lisa has co-managed the Preferred Value Fund with Steven Gorham since January 1, 2003.

Steven R. Gorham, CFA
Sr. Vice President, Large Cap
Value Equity and Global
Balanced Portfolio Manager
MFS Institutional Advisors Inc.

Last Five Years' Experience: Portfolio Manager (since 2000) and Analyst (1995-2000) at MFS Institutional Advisors Inc. Steven has co-managed the Preferred Value Fund with Lisa Nurme since January 1, 2003.

Economic Commentary

For the six months ended December 31, 2003, the Preferred Value Fund grew 16.36%, versus growth of 16.55% in the Russell 1000 Value Index and 15.14% in the S&P 500 Index. Over the past 10 years, the fund grew at an average annual rate of 10.93%, versus an average annual rate of 11.88% for the Russell 1000 Value Index and 11.07% for the S&P 500 Index.

NOTE: PFR and MFS each manage approximately one-half of the fund's assets (although these proportions may vary due to differential performance). As of December 31, 2003, PFR managed 48.8% and MFS managed 51.2% of the fund. The information and performance listed in each of the following commentaries are specific to each manager's portion of the fund.

--------------------------------------------------------------------------------

The U.S. stock market rose throughout the period, buoyed by signs of economic recovery, improvements in corporate earnings, and a pickup in capital spending. During the period, market leadership expanded to include higher-quality stocks, which we believe fit well with our investment style.

As a result, we did not make significant changes to sector positioning for our portion of the fund during the six months ended December 31, though we found a number of opportunities to shift into what we believed to be more reasonably valued names. Our positions in the basic materials, industrials and technology sectors provided strong returns relative to the Russell 1000 Value Index during the period. Contributors to performance included Rio Tinto, Syngenta, PPG, Nortel Networks, Texas Instruments, Motorola and FleetBoston Financial. Nortel Networks and Texas Instruments were sold before the end of the reporting period.

As was the case for most of 2003, our conservative positioning in many sectors detracted from performance relative to the Russell 1000 Value Index because the market rewarded higher-risk companies. For example, we avoided auto and homebuilding stocks, took conservative positions in leisure stocks, and held some pharmaceutical stocks. Detractors from performance relative to the Russell included Pfizer, Schering-Plough and Abbott Labs. Abbot Labs was sold before the end of the reporting period.

                                               --MFS Institutional Advisors Inc.

--------------------------------------------------------------------------------

It was a mostly positive year. The good news included sharp increases in corporate profits and stock prices. However, rising share prices have made it increasingly difficult for us to execute our strategy of finding stocks whose share prices are below what we believe to be their intrinsic value. As a result, we added no new stocks, though we did sell Staples, IMS Health, Archstone-Smith and McDonald's from our portion of the fund during the six-month period because they had reached our estimate of their intrinsic value.

Performance for our portion of the fund during the first half of the six-month period was driven primarily by Tenet Healthcare, which was weak at the start but rebounded in August. Other contributors to performance included Merrill Lynch, the fund's REIT investments, Staples, the Interpublic Group and McDonald's. Detractors from performance during the first half included El Paso Corp. and Electronic Data Systems.

The overall stock market continued to perform well in the second half of the six-month period, and provided a boost to the fund's holdings. Contributors to performance during this time included El Paso Corp., Altria Group, McDonald's, Tyco and, more modestly, Fannie Mae and Freddie Mac.

                                              --Pacific Financial Research, Inc.

Performance

The following information illustrates the historical performance of the Preferred Value Fund compared with the benchmark S&P 500 Index and the Russell 1000 Value Index.

The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalizations.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Value Fund's inception date was July 1, 1992.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                              PAST         PAST           PAST
                                             1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Preferred Value Fund                         23.99%        2.13%         10.93%
--------------------------------------------------------------------------------
S&P 500 Index                                28.68%       -0.57%         11.07%
Russell 1000 Value Index                     30.03%        3.56%         11.88%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

$28,213 Preferred Value Fund

$28,553 S&P 500 Index

$30,721 Russell 1000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Preferred               Russell 1000                S&P 500
                    Value Fund              Value Index                 Index
1/1/94              10000                   10000                       10000
6/30/94             9801                    9709                        9657
6/30/95             12321                   11696                       12173
6/30/96             15338                   14577                       15345
6/30/97             20341                   19415                       20648
6/30/98             25734                   25013                       26884
6/30/99             27429                   29107                       32995
6/30/00             26004                   26511                       35413
6/30/01             29067                   29251                       30160
6/30/02             24796                   26632                       24733
6/30/03             24248                   26360                       24799
12/31/03            28213                   30721                       28553

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Thomas B. Hazuka
Chief Investment Officer
Mellon Capital Management Corporation

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Edgar E. Peters
Director of Asset Allocation,
Chief Investment Officer
PanAgora Asset Management

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Economic Commentary

For the six months ended December 31, 2003, the Preferred Asset Allocation Fund grew 11.49%. In comparison, the S&P 500 Index grew 15.14%, and the fund's blended benchmark, consisting of 65%-S&P 500 Index, 30%-Lehman Brothers Long-Term Treasury Index and 5%-90-Day Treasury Bills, grew 8.64% for the period. Over the past 10 years, the fund grew at an average annual rate of 9.29%, versus average annual growth of 11.07% for the S&P 500 Index and 10.19% for the blended benchmark.

NOTE: Mellon and PanAgora each manage approximately one-half of the fund's assets (although these proportions may vary due to differential performance). As of December 31, 2003, Mellon managed 53.1% and PanAgora managed 46.9% of the fund. The information and performance listed in each of the following commentaries are specific to each manager's portion of the fund.

--------------------------------------------------------------------------------

U.S. manufacturing and the service sector expanded throughout the period. Overall housing activity remained strong with existing home sales and housing starts rising to new records. Consumer confidence hit a 14-month high, gross domestic product expanded at an 8.2% rate during the first half of the period, and inflation remained subdued. In short, economic growth significantly improved during the period, driving U.S. equities to a strong overall performance.

While equity market gains contributed to the performance of the benchmark and our portion of the fund, it was our overweight allocation to equities throughout the six-month period that allowed us to outperform the blended benchmark.

Our portion of the fund began the period with an overweight mix in equities of 100% stocks/0% bonds (100/0). Rising stock prices and bond yields then prompted two quick 10% moves out of stocks and into bonds. These shifts were implemented on July 17 (90/10) and August 4 (to 80/20). In September, declining stock prices and bond yields prompted a return to 90/10. Finally, in November, rising stock prices and bond yields prompted a return to 80/20. The fund maintained this allocation through the end of the reporting period.

                                               --Mellon Capital Management Corp.
--------------------------------------------------------------------------------

We believe 2003 was the year for investors to take market risk, and those who did were handsomely rewarded. Stocks outperformed bonds. Small-cap stocks outperformed large-cap stocks. The NASDAQ outperformed the S&P 500 Index. High-yield bonds outperformed investment grade. Many investors had left the markets after three years of losses, but those who remained invested in risky, as opposed to "safe" assets.

The period began with the bond market pricing in deflation, causing unusual shifting in the yield curve. We believe the reduction in short rates propped up the stock market. Mortgage rates dropped to the lowest level in over 40 years, and refinancing pumped more liquidity into an economy already carrying enormous amounts of monetary and fiscal stimulus. During the first half of the reporting period, the U.S. economy posted its strongest real gross domestic product growth in 30 years. Earnings recovered as well, contributing to the equity market surge.

The large gap between equity and fixed-income performance resulted in significant value added to our portion of the fund. The largest contributor to performance was our 10% overweight in equities during much of the final three months of the period, which captured the equity run-up, though a small overweight in small caps also contributed.

                                               --PanAgora Asset Management, Inc.

Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with the S&P 500 Index and with a blended benchmark consisting of: 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Asset Allocation Fund's inception date was July 1, 1992.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                               PAST         PAST          PAST
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund               23.86%        1.22%         9.29%
--------------------------------------------------------------------------------
S&P 500 Index                                 28.68%       -0.57%        11.07%
65/30/5 Blended Index                         19.18%        2.23%        10.19%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

$24,317 Preferred Asset Allocation Fund

$28,553 S&P 500 Index

$26,384 65/30/5 Blended Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Preferred
                                   Asset
                                 Allocation          65/30/5             S&P 500
                                   Fund             Benchmark             Index

7/1/92                             10000              10000               10000
12/31/92                           10731              10781               10837
6/30/93                            11357              11523               11359
12/31/93                           11869              12057               11921
6/30/94                            11212              11483               11514
12/31/94                           11563              11848               12074
6/30/95                            13643              14057               14510
12/31/95                           15354              15849               16599
6/30/96                            16132              16429               18291
12/31/96                           17685              18021               20429
6/30/97                            19521              20789               24612
12/31/97                           21384              23054               27218
6/31/98                            23784              26167               32046
12/31/98                           27161              28497               35043
6/30/99                            27879              30153               39331
12/31/99                           27755              31526               42395
6/30/00                            29433              32395               42276
12/31/00                           29573              31546               38532
6/30/01                            27923              30779               35951
12/31/01                           27369              28441               33988
6/30/02                            25147              29397               29511
12/31/02                           23303              28556               26473
6/30/03                            25888              31326               29585
12/31/03                           24317              26384               28553

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred Fixed Income Fund seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Management Team
Western Asset Management
Company Investment
Strategy Group

Western Asset Management
Company Limited Investment
Strategy Group

Economic Commentary

For the six months ended December 31, 2003, the Preferred Fixed Income Fund grew 1.53%, versus growth of 0.17% in the benchmark Lehman Brothers Aggregate Index. Over the past 10 years, the fund grew at an average annual rate of 6.56%, versus average annual growth of 6.95% in the benchmark.

Following news of explosive economic growth in the third quarter, the U.S. economy continued to display impressive signs of strength in the fourth quarter. Manufacturing and housing activity remained quite strong, the labor market continued to firm, and consumer spending was healthy. Better economic news coupled with strong productivity and surging corporate profits helped drive equity prices higher. Inflation pressures continued to increase last quarter, as the dollar fell, gold rose, commodities surged, and oil prices edged higher. Despite increasing signs of rising prices, headline and core inflation measures moderated. Stronger-than-expected growth did push short-term rates up more than long-term rates, however, and rising inflation fears were reflected in wider Treasury Inflation-Protected Securities (TIPS) breakeven spreads as real yields were stable to lower while nominal yields rose. Credit spreads narrowed thanks to good economic fundamentals and accommodative fiscal and monetary policies. Mortgage-backed spreads also narrowed as both volatility and extension fears subsided.

The fund's positive performance for the period was dominated by its overweight exposure to investment-grade credits, concentrated in longer maturities at the lower credit end of the investment-grade universe, moderate exposure to high-yield bonds, and moderate exposure to emerging market debt, thanks to a decline in credit spreads across the board. Our non-dollar exposure was also a significant contributor to fund performance since our selection of bonds did well, and a modest exposure to non-dollar currencies benefited from a weaker dollar. Moderate exposure to TIPS was an important contributor to fund performance in the last quarter of 2003, as rising inflation fears helped them outperform nominal Treasuries. Tighter mortgage-backed spreads benefited our overweight to the sector for most of the period, and our emphasis on minimizing prepayment risk by overweighting the Ginnie Mae (Government National Mortgage Association) sector was also rewarded. Our barbelled (overweight on short and long maturities, underweight on intermediate maturities) exposure to the yield curve throughout the period was the principal source of negative performance, though gains from a flatter curve in the final months of the year helped offset previous losses.

                                              --Western Asset Management Company
                                      --Western Asset Management Company Limited

Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared to the Lehman Brothers Aggregate Index. The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable and dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Fixed Income Fund's inception date was July 1, 1992.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                               PAST         PAST          PAST
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Preferred Fixed Income Fund                    6.83%        6.58%         6.56%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index                4.10%        6.62%         6.95%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

$18,875 Preferred Fixed Income Fund

$19,575 Lehman Brothers Aggregate Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Preferred Fixed         Lehman Brothers
                    Income Fund             Aggregate Index
1/1/94              10000                   10000
6/30/94             9704                    9613
6/30/95             10818                   10819
6/30/96             11264                   11362
6/30/97             12209                   12288
6/30/98             13347                   13584
6/30/99             13490                   14011
6/30/00             13979                   14651
6/30/01             15485                   16296
6/30/02             16607                   17701
6/30/03             18591                   19542
12/31/03            18875                   19575

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Charles T. (C.T.)
Urban, III, CFA
Senior Portfolio Manager
Caterpillar Investment
Management Ltd.

Last Five Years' Experience: Vice President and Senior Portfolio Manager at Windsor Financial Group before joining CIML in 1999. C.T. has managed the Preferred Short-Term Government Securities Fund since November 1, 1999.

Economic Commentary

For the six months ended December 31, 2003, the Preferred Short-Term Government Securities Fund declined 0.11%, versus growth of 0.58% in the Merrill Lynch 1-3 Year Treasury Index. Over the past 10 years, the fund grew at an average annual rate of 4.88%, versus average annual growth of 5.68% for the benchmark.

The period in question provided a great deal of angst and excitement for the fixed-income investor. The interest rate lows seen in June were quickly reversed in July as market participants reacted to communications from the Federal Reserve and some of its governors related to a change in view on deflation conditions. Economic growth prospects continued to grow from the foundation built in the first half of 2003, with third-quarter 2003 gross domestic product
(GDP) posting a massive 8.2% annual growth rate. Initial data for the fourth quarter showed the GDP growth rate declining from that heady level but most likely greater than 4%. At one point during the period, 2-year rates hit 2% and 10-year rates reached 4.60%, driven largely by the hedging programs of mortgage security investors. Interest rates then declined somewhat, but closed out the six-month period above their June 2003 levels. The 2-year Treasury note finished at 1.82%, up 52 basis points (0.52%; 1 basis point = 0.01%), the 5-year finished at 3.24%, up 84 basis points, the 10-year moved to 4.25%, up 73 basis points and the 30-year finished at 5.07%, up 52 basis points.

We believe the fund's performance remains respectable within its peer group, but it continued to lag the benchmark. The sharp spike in rates during July 2003 caused fixed-income security prices in general to depreciate, and this affected the fund's performance. As evidence of a solid economic recovery appeared, we reduced the duration of the fund slightly to mitigate further depreciation, such that at the end of the period, the fund's duration was the same as the benchmark's duration (1.75). However, a larger problem was that our core holdings of agency debentures did not provide the excess return we had expected, as spreads reacted negatively to the various headlines that dealt with Fannie Mae, Freddie Mac and the Federal Home Loan Banks. At year's end, mortgage positions were relatively unchanged. Treasuries continued to be used for liquidity, duration management and yield curve optimization. The sector breakdown for the period ended December 31, 2003, was 70% government-sponsored agency debentures, 10% government agency mortgage-related securities, 15% Treasury securities and 5% cash equivalents.

                                        --Caterpillar Investment Management Ltd.

Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index is composed primarily of U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                               PAST         PAST          PAST
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Preferred Short-Term Government
Securities Fund                                1.45%        4.99%         4.88%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index          1.90%        5.37%         5.68%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

$16,116 Preferred Short-Term Government Securities Fund

$17,376 Merrill Lynch 1-3 Year Treasury Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                            Preferred
                                         Short-Term Gov't.          ML 1-3 Yr.
                                            Sec. Fund             Treasury Index
7/1/92                                        10000                   10000
12/31/92                                      10261                   10317
6/30/93                                       10632                   10658
12/31/93                                      10833                   10875
6/30/94                                       10723                   10830
12/31/94                                      10757                   10938
6/30/95                                       11336                   11666
12/31/95                                      11735                   12140
6/30/96                                       11914                   12303
12/31/96                                      12287                   12744
6/30/97                                       12606                   13111
12/31/97                                      13046                   13593
6/30/98                                       13327                   14003
12/31/98                                      13667                   14544
6/30/99                                       13762                   14714
12/31/99                                      13982                   14989
6/30/00                                       14376                   15438
12/31/00                                      15127                   16188
6/30/01                                       15638                   16830
12/31/01                                      16204                   17531
6/30/02                                       16617                   17948
12/31/02                                      17187                   18540
6/30/03                                       17457                   18782
12/31/03                                      16116                   17376

The Preferred Group of Mutual Funds Investment Review December 31, 2003 (unaudited)

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

Mark Settles
Vice President, Head of
Short Term Fixed Income,
Portfolio Manager
J.P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark has managed the Preferred Money Market Fund since January 1, 2000.

Economic Commentary

For the six months ended December 31, 2003, the Preferred Money Market Fund grew 0.30%, versus growth of 0.27% in the Money Fund Report Average/All Taxable. Over the past 10 years, the fund grew at an average annual rate of 4.23%, versus average annual growth of 4.03% for the benchmark.

During the third calendar quarter of 2003, economic growth strengthened markedly in response to the Bush tax cuts, the mortgage-credit boom, and a reversal of the effects of the war in Iraq. In fact, the gross domestic product (GDP) grew 8.2%. Nonetheless, businesses appeared to remain skeptical as they continued to lay off workers and delayed adding inventory. We believe inflation data was mixed. The general impression was of continued disinflation but at a less rapid pace than in the second calendar quarter of 2003.

Accordingly, the perceived risk of deflation seemed to have abated. We believe Treasury yields were volatile because of shifting economic data and the changing tone of the Federal Reserve Board. By the fourth quarter of 2003, we believe economic recovery had begun to make the transition from being policy-driven to becoming self-sustaining. Strong profits supported the corporate sector's increase in capital spending and hiring. The Fed indicated in December that it would keep its monetary policy on hold until economic conditions warranted a change. Stronger economic growth and a strengthening job market sparked a rise in Treasury yields.

We continued to target a longer-weighted average maturity (WAM) in the fund. For most of the summer, we concentrated our purchases in four- to six-month maturities, buying agency discount notes at what we believed to be attractive rates relative to commercial paper. As yields moved higher, we added one-year paper. As interest rates rallied near the end of the third calendar quarter, we concentrated on one- to five-month commercial paper. We began the fourth calendar quarter of 2003 targeting a WAM of 70 to 75 days. To maintain the longer WAM, we bought commercial paper and certificates of deposit (CDs) with six-month maturities. To keep our cash positions low as the end of 2003 approached, we bought one-month commercial paper. We also added an agency floating-rate note.

Active management of the fund's WAM and yield-curve positioning contributed to performance during the six-month period. Amidst signs of improving economic conditions, the Fed indicated that it would keep rates low for a "considerable period" to ensure the full recovery takes hold. By maintaining a longer WAM--by purchasing securities further out on the yield curve--we were able to capture higher yields. A longer WAM is beneficial in a decreasing interest-rate environment because it generally helps to increase the total return of the fund. In addition, in November, on the strength of the October payroll report and upward revision to the September payroll, we were able to purchase 1-year and 13-month securities at yields of 1.55% to 1.60%, which benefited performance for the rest of the quarter.

                                        --J.P. Morgan Investment Management Inc.

Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Money Market Fund's inception date was July 1, 1992.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                PAST         PAST         PAST
                                               1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Preferred Money Market Fund                     0.70%        3.40%        4.23%*
--------------------------------------------------------------------------------
Money Fund Report Avg./All Taxable              0.63%        3.21%        4.03%
--------------------------------------------------------------------------------

* Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

A $10,000 Investment (Past 10 Years)

$15,124 Preferred Money Market Fund

$14,843 Money Fund Report Avg./All Taxable

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                            Preferred          Money Fund Report
                                        Money Market Fund       Avg./All Taxable
7/1/92                                        10000                  10000
12/31/92                                      10140                  10148
6/30/93                                       10271                  10284
12/31/93                                      10406                  10422
6/30/94                                       10569                  10583
12/31/94                                      10814                  10813
6/30/95                                       11126                  11113
12/31/95                                      11438                  11407
6/30/96                                       11719                  11690
12/31/96                                      12018                  11974
6/30/97                                       12319                  12259
12/31/97                                      12638                  12579
6/30/97                                       12986                  12896
12/31/98                                      13318                  13211
6/30/99                                       13621                  13499
12/31/99                                      13963                  13824
6/30/00                                       14363                  14203
12/31/00                                      14818                  14640
6/30/01                                       15180                  14980
12/31/01                                      15417                  15175
6/30/02                                       15538                  15282
12/31/02                                      15644                  15372
6/30/03                                       15706                  15428
12/31/03                                      15124                  14843

The Preferred Group of Mutual Funds Statements of Assets and Liabilities December 31, 2003 (unaudited)

                                                                                      ----------------------------------------------

                                                                                      International   International     Small Cap
December 31, 2003 (unaudited)                                                            Growth           Value          Growth
------------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $4,100,148, $77,302,571, $24,191,749, $12,960,157,
    $18,317,385, $2,224,656, $17,392,311, $60,050,424 of International Growth,
    International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
    Value, Asset Allocation and Fixed Income funds' securities on loan .............  $  31,601,009   $ 374,637,358   $ 102,609,758
  Short-term investments at amortized cost .........................................      6,912,194      95,509,036      27,133,673
  Repurchase agreements ............................................................
  Cash .............................................................................                            354
  Foreign currency at value ........................................................
  Receivable for investments sold ..................................................                                      2,202,971
  Receivable for when-issued and forward contracts .................................
  Receivable for fund shares sold ..................................................          3,462       2,606,187       5,094,654
  Receivable for variation margin ..................................................
  Dividends and interest receivable ................................................          7,939         379,070          16,364
  Foreign tax reclaim receivable ...................................................          7,014          85,537
  Prepaid expenses and other assets ................................................         49,629          49,664          18,800
                                                                                      ----------------------------------------------
    Total assets ...................................................................     38,581,247     473,267,206     137,076,220
                                                                                      ----------------------------------------------

Liabilities
  Payable for investments purchased ................................................                                      1,525,654
  Payable for when-issued and forward contracts ....................................
  Payable for closed forward contracts .............................................         92,875
  Payable for fund shares redeemed .................................................        946,057       1,132,443              57
  Payable for distributions ........................................................
  Payable upon return of securities loaned .........................................      4,255,514      81,144,036      25,161,177
  Other Payables
    Management fees ................................................................         28,109         219,659          88,669
    Audit fees .....................................................................         12,867          12,431          10,267
    Custodian fees .................................................................
    Legal fees .....................................................................            812
    Trustees' fees .................................................................                          1,919
    Transfer agent fees ............................................................          4,158           8,015           5,206
    Other fees .....................................................................
                                                                                      ----------------------------------------------
        Total liabilities ..........................................................      5,340,392      82,518,503      26,791,030
                                                                                      ----------------------------------------------
  Net assets .......................................................................  $  33,240,855   $ 390,748,703   $ 110,285,190
                                                                                      ==============================================
  Shares of beneficial interest outstanding ........................................      4,357,702      27,283,862      13,205,438
                                                                                      ==============================================
  Offering and redemption price per share ..........................................  $        7.63   $       14.32   $        8.35
                                                                                      ==============================================

  Composition of Net Assets
  Paid-in capital ..................................................................  $  37,602,961   $ 310,650,487   $ 138,414,083
  Undistributed (Distributions in excess of) net investment income (loss) ..........       (791,040)        697,132        (458,433)
  Accumulated net realized gains (losses) on investments, futures,
   options, forwards and foreign currency ..........................................     (9,578,765)     (2,940,312)    (43,333,982)
  Net unrealized appreciation (depreciation) on:
    Investments ....................................................................      6,099,194      82,330,236      15,663,522
    Futures ........................................................................
    Foreign denominated other assets, liabilities & currency .......................        (91,495)         11,160
                                                                                      ----------------------------------------------
                                                                                      $  33,240,855   $ 390,748,703   $ 110,285,190
                                                                                      ==============================================
  Investments and short-term investments at cost ...................................  $  32,414,009   $ 387,816,158   $ 114,079,909
  Foreign currency holdings at cost ................................................
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements

                                                                                      ----------------------------------------------

                                                                                          Mid Cap       Large Cap
December 31, 2003 (unaudited)                                                             Growth         Growth           Value
------------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $4,100,148, $77,302,571, $24,191,749, $12,960,157,
    $18,317,385, $2,224,656, $17,392,311, $60,050,424 of International Growth,
    International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
    Value, Asset Allocation and Fixed Income funds' securities on loan .............  $  81,856,353   $ 387,537,977   $ 301,813,057
  Short-term investments at amortized cost .........................................     13,671,830      20,165,051      10,825,105
  Repurchase agreements ............................................................
  Cash .............................................................................                            547
  Foreign currency at value ........................................................
  Receivable for investments sold ..................................................      1,042,523      17,614,504         337,756
  Receivable for when-issued and forward contracts .................................
  Receivable for fund shares sold ..................................................      6,353,386       3,931,291      10,859,128
  Receivable for variation margin ..................................................
  Dividends and interest receivable ................................................         32,192         267,997         546,546
  Foreign tax reclaim receivable ...................................................                                            389
  Prepaid expenses and other assets ................................................         11,549          14,406          22,973
                                                                                      ----------------------------------------------
    Total assets ...................................................................    102,967,833     429,531,773     324,404,954
                                                                                      ----------------------------------------------

Liabilities
  Payable for investments purchased ................................................        969,519       5,457,036          28,510
  Payable for when-issued and forward contracts ....................................
  Payable for closed forward contracts .............................................
  Payable for fund shares redeemed .................................................          2,349       1,973,212       1,122,733
  Payable for distributions ........................................................
  Payable upon return of securities loaned .........................................     13,298,109      18,708,051       2,309,654
  Other Payables
    Management fees ................................................................         68,738         255,284         225,432
    Audit fees .....................................................................          9,954           6,747           5,159
    Custodian fees .................................................................         16,801          11,427
    Legal fees .....................................................................                          4,432           4,586
    Trustees' fees .................................................................                          3,168           4,973
    Transfer agent fees ............................................................          2,174          88,412          54,122
    Other fees .....................................................................                          1,406
                                                                                      ----------------------------------------------
        Total liabilities ..........................................................     14,367,644      26,509,175       3,755,169
                                                                                      ----------------------------------------------
  Net assets .......................................................................  $  88,600,189   $ 403,022,598   $ 320,649,785
                                                                                      ==============================================
  Shares of beneficial interest outstanding ........................................      9,178,933      36,171,028      19,921,087
                                                                                      ==============================================
  Offering and redemption price per share ..........................................  $        9.65   $       11.14   $       16.10
                                                                                      ==============================================

  Composition of Net Assets
  Paid-in capital ..................................................................  $  82,656,922   $ 567,906,738   $ 272,047,503
  Undistributed (Distributions in excess of) net investment income (loss) ..........       (340,868)       (438,953)        (12,639)
  Accumulated net realized gains (losses) on investments, futures,
   options, forwards and foreign currency ..........................................     (8,545,561)   (224,935,209)        186,290
  Net unrealized appreciation (depreciation) on:
    Investments ....................................................................     14,829,696      60,490,022      48,428,242
    Futures ........................................................................
    Foreign denominated other assets, liabilities & currency .......................                                            389
                                                                                      ----------------------------------------------
                                                                                      $  88,600,189   $ 403,022,598   $ 320,649,785
                                                                                      ==============================================
  Investments and short-term investments at cost ...................................  $  80,698,487   $ 347,213,006   $ 264,209,920
  Foreign currency holdings at cost ................................................
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      ----------------------------------------------
                                                                                                                        Short-Term
                                                                                         Asset            Fixed         Government
December 31, 2003 (unaudited)                                                          Allocation         Income        Securities
------------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $4,100,148, $77,302,571, $24,191,749, $12,960,157,
    $18,317,385, $2,224,656, $17,392,311, $60,050,424 of International Growth,
    International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
    Value, Asset Allocation and Fixed Income funds' securities on loan .............  $  97,508,129   $ 309,153,772   $ 134,284,198
  Short-term investments at amortized cost .........................................     59,661,100      44,885,378      45,553,043
  Repurchase agreements ............................................................     18,281,000      56,000,000
  Cash .............................................................................            672
  Foreign currency at value ........................................................                             49
  Receivable for investments sold ..................................................                      9,240,422
  Receivable for when-issued and forward contracts .................................                     29,273,716
  Receivable for fund shares sold ..................................................      8,459,704       2,666,789         659,187
  Receivable for variation margin ..................................................        119,303
  Dividends and interest receivable ................................................        431,922       2,985,200       1,824,749
  Foreign tax reclaim receivable ...................................................
  Prepaid expenses and other assets ................................................         10,465          23,674           9,683
                                                                                      ----------------------------------------------
    Total assets ...................................................................    184,472,295     454,229,000     182,330,860
                                                                                      ----------------------------------------------

Liabilities
  Payable for investments purchased ................................................                     67,252,827
  Payable for when-issued and forward contracts ....................................                     30,172,510
  Payable for closed forward contracts .............................................
  Payable for fund shares redeemed .................................................      1,247,591       1,564,108          21,677
  Payable for distributions ........................................................          6,185           5,231             614
  Payable upon return of securities loaned .........................................     15,388,795      44,678,178
  Other Payables
    Management fees ................................................................         92,274         129,274          53,719
    Audit fees .....................................................................         12,487          12,205           7,527
    Custodian fees .................................................................         26,511                           5,631
    Legal fees .....................................................................
    Trustees' fees .................................................................          1,847           2,555           1,965
    Transfer agent fees ............................................................         29,797          40,813          29,493
    Other fees .....................................................................                         11,049
                                                                                      ----------------------------------------------
        Total liabilities ..........................................................     16,805,487     143,868,750         120,626
                                                                                      ----------------------------------------------
  Net assets .......................................................................  $ 167,666,808   $ 310,360,250   $ 182,210,234
                                                                                      ==============================================
  Shares of beneficial interest outstanding ........................................     13,405,989      28,681,201      18,318,242
                                                                                      ==============================================
  Offering and redemption price per share ..........................................  $       12.51   $       10.82   $        9.95
                                                                                      ==============================================

  Composition of Net Assets
  Paid-in capital ..................................................................  $ 168,593,115   $ 296,439,576   $ 181,757,509
  Undistributed (Distributions in excess of) net investment income (loss) ..........          2,369         (40,658)
  Accumulated net realized gains (losses) on investments, futures,
   options, forwards and foreign currency ..........................................     (2,487,797)      2,656,925        (376,579)
  Net unrealized appreciation (depreciation) on:
    Investments ....................................................................       (249,064)     12,141,550         829,304
    Futures ........................................................................      1,808,185
    Foreign denominated other assets, liabilities & currency .......................                       (837,143)
                                                                                      ----------------------------------------------
                                                                                      $ 167,666,808   $ 310,360,250   $ 182,210,234
                                                                                      ==============================================
  Investments and short-term investments at cost ...................................  $ 175,699,293   $ 397,897,600   $ 179,007,937
  Foreign currency holdings at cost ................................................                             45
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                                                         Money
December 31, 2003 (unaudited)                                                            Market
---------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $4,100,148, $77,302,571, $24,191,749, $12,960,157,
    $18,317,385, $2,224,656, $17,392,311, $60,050,424 of International Growth,
    International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
    Value, Asset Allocation and Fixed Income funds' securities on loan .............
  Short-term investments at amortized cost .........................................  $ 239,694,987
  Repurchase agreements ............................................................
  Cash .............................................................................            403
  Foreign currency at value ........................................................
  Receivable for investments sold ..................................................
  Receivable for when-issued and forward contracts .................................
  Receivable for fund shares sold ..................................................      1,828,529
  Receivable for variation margin ..................................................
  Dividends and interest receivable ................................................        121,225
  Foreign tax reclaim receivable ...................................................
  Prepaid expenses and other assets ................................................         11,673
                                                                                      -------------
    Total assets ...................................................................    241,656,817
                                                                                      -------------

Liabilities
  Payable for investments purchased ................................................
  Payable for when-issued and forward contracts ....................................
  Payable for closed forward contracts .............................................
  Payable for fund shares redeemed .................................................        185,882
  Payable for distributions ........................................................              8
  Payable upon return of securities loaned .........................................
  Other Payables
    Management fees ................................................................         60,557
    Audit fees .....................................................................          6,897
    Custodian fees .................................................................          2,483
    Legal fees .....................................................................
    Trustees' fees .................................................................          2,264
    Transfer agent fees ............................................................         66,243
    Other fees .....................................................................
                                                                                      -------------
        Total liabilities ..........................................................        324,334
                                                                                      -------------
  Net assets .......................................................................  $ 241,332,483
                                                                                      =============
  Shares of beneficial interest outstanding ........................................    241,332,483
                                                                                      =============
  Offering and redemption price per share ..........................................  $        1.00
                                                                                      =============

  Composition of Net Assets
  Paid-in capital ..................................................................  $ 241,332,483
  Undistributed (Distributions in excess of) net investment income (loss) ..........
  Accumulated net realized gains (losses) on investments, futures, options, forwards and foreign currency ..........................................
  Net unrealized appreciation (depreciation) on:
    Investments ....................................................................
    Futures ........................................................................
    Foreign denominated other assets, liabilities & currency .......................
                                                                                      -------------
                                                                                      $ 241,332,483
                                                                                      =============
  Investments and short-term investments at cost ...................................  $ 239,694,987
  Foreign currency holdings at cost ................................................
---------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Operations December 31, 2003 (unaudited)

                                                                       ---------------------------------------------

Six Months Ended December 31, 2003                                     International   International     Small Cap
(unaudited)                                                               Growth           Value          Growth
--------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividends ........................................................   $    108,741    $  2,341,688    $    114,350
  Interest .........................................................            380          29,216             350
  Securities lending, net of related expenses ......................          7,964         116,450          20,391
                                                                       ---------------------------------------------
                                                                            117,085       2,487,354         135,091
  Less foreign taxes withheld at source ............................         (8,468)       (274,586)           (294)
                                                                       ---------------------------------------------
    Total income ...................................................        108,617       2,212,768         134,797
                                                                       ---------------------------------------------

  Expenses
  Management fees ..................................................        147,723       1,463,362         449,498
  Audit fees .......................................................         20,612          20,109          17,596
  Custodian fees ...................................................         68,024         240,145          64,042
  Registration fees ................................................          6,319           7,685           4,810
  Legal fees .......................................................          1,509          26,130           8,542
  Trustees' fees ...................................................            502           6,536           1,005
  Transfer agent fees ..............................................         16,086         122,437          43,940
  Insurance fees ...................................................            502           4,776           1,256
  Capital gains tax expense ........................................          1,222
  Other expenses ...................................................          1,509           9,551           2,541
                                                                       ---------------------------------------------
    Total expenses .................................................        264,008       1,900,731         593,230
      Less fees waived .............................................                       (385,095)
                                                                       ---------------------------------------------
      Net expenses .................................................        264,008       1,515,636         593,230
                                                                       ---------------------------------------------
      Net investment income (loss) .................................       (155,391)        697,132        (458,433)
                                                                       ---------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments, Futures,
  Written Options, Forward Contracts and Foreign Currency
  Net realized gain (loss) on:
    Investments ....................................................      1,095,280      (1,377,057)     12,008,082
    Futures ........................................................
    Written Options ................................................
    Forward contracts
    Foreign denominated other assets, liabilities & currency .......        (13,815)       (223,177)
  Increase (decrease) in net unrealized appreciation ...............
  (depreciation) on:
    Investments ....................................................      4,281,186      80,843,307       8,553,569
    Futures ........................................................
    Written Options
    Foreign denominated other assets, liabilities & currency .......       (157,473)          4,948
                                                                       ---------------------------------------------
    Net gain (loss) ................................................      5,205,178      79,248,021      20,561,651
                                                                       ---------------------------------------------
  Net increase (decrease) in net assets resulting from operations ..   $  5,049,787    $ 79,945,153    $ 20,103,218
                                                                       =============================================

--------------------------------------------------------------------------------------------------------------------

See notes to financial statements

                                                                       -------------------------------------------------------------

Six Months Ended December 31, 2003                                        Mid Cap       Large Cap                         Asset
(unaudited)                                                               Growth         Growth           Value         Allocation
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividends ........................................................   $    108,113    $  1,411,675    $  3,152,077    $    795,444
  Interest .........................................................            661          27,679             333         603,325
  Securities lending, net of related expenses ......................          7,926          13,472           6,932           6,226
                                                                       -------------------------------------------------------------
                                                                            116,700       1,452,826       3,159,342       1,404,995
  Less foreign taxes withheld at source ............................                        (11,215)        (12,495)
                                                                       -------------------------------------------------------------
    Total income ...................................................        116,700       1,441,611       3,146,847       1,404,995
                                                                       -------------------------------------------------------------

  Expenses
  Management fees ..................................................        347,393       1,477,645       1,265,644         497,040
  Audit fees .......................................................         17,596          16,843          19,102          20,612
  Custodian fees ...................................................         48,263          59,571          80,913         105,722
  Registration fees ................................................          5,566           7,038           7,540           7,038
  Legal fees .......................................................          6,781          46,252          34,187          15,079
  Trustees' fees ...................................................          1,005          10,558           8,547           3,520
  Transfer agent fees ..............................................         28,645         236,012         199,302          94,983
  Insurance fees ...................................................            811           7,541           5,531           2,513
  Capital gains tax expense ........................................
  Other expenses ...................................................          1,508          19,104          15,618           6,643
                                                                       -------------------------------------------------------------
    Total expenses .................................................        457,568       1,880,564       1,636,384         753,150
      Less fees waived .............................................
                                                                       -------------------------------------------------------------
      Net expenses .................................................        457,568       1,880,564       1,636,384         753,150
                                                                       -------------------------------------------------------------
      Net investment income (loss) .................................       (340,868)       (438,953)      1,510,463         651,845
                                                                       -------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments, Futures,
  Written Options, Forward Contracts and Foreign Currency
  Net realized gain (loss) on:
    Investments ....................................................      4,101,762      11,315,901       7,969,686        (400,483)
    Futures ........................................................                                                      4,367,035
    Written Options ................................................                          5,090
    Forward contracts
    Foreign denominated other assets, liabilities & currency .......                                         23,178
  Increase (decrease) in net unrealized appreciation ...............
  (depreciation) on:
    Investments ....................................................      9,403,729      48,083,246      33,972,096       8,558,172
    Futures ........................................................                                                      2,639,327
    Written Options
    Foreign denominated other assets, liabilities & currency .......                                           (214)
                                                                       -------------------------------------------------------------
    Net gain (loss) ................................................     13,505,491      59,404,237      41,964,746      15,164,051
                                                                       -------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations ..   $ 13,164,623    $ 58,965,284    $ 43,475,209    $ 15,815,896
                                                                       =============================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                       ---------------------------------------------
                                                                                        Short-Term
Six Months Ended December 31, 2003                                       Fixed          Government         Money
(unaudited)                                                              Income         Securities         Market
--------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividends ........................................................   $      5,774    $     17,422
  Interest .........................................................      5,449,960       2,440,929    $  1,313,233
  Securities lending, net of related expenses ......................         25,043
                                                                       ---------------------------------------------
                                                                          5,480,777       2,458,351       1,313,233
  Less foreign taxes withheld at source ............................           (756)
                                                                       ---------------------------------------------
    Total income ...................................................      5,480,021       2,458,351       1,313,233
                                                                       ---------------------------------------------

  Expenses
  Management fees ..................................................        736,317         284,248         352,470
  Audit fees .......................................................         21,365          15,083          15,082
  Custodian fees ...................................................        107,489          35,694          43,841
  Registration fees ................................................          4,705           5,995           7,038
  Legal fees .......................................................         25,880          14,072          24,629
  Trustees' fees ...................................................          7,038           4,022           5,530
  Transfer agent fees ..............................................        111,295          61,022         141,793
  Insurance fees ...................................................          4,524           2,514           3,771
  Capital gains tax expense ........................................
  Other expenses ...................................................         12,626           6,536          10,054
                                                                       ---------------------------------------------
    Total expenses .................................................      1,031,239         429,186         604,208
      Less fees waived .............................................
                                                                       ---------------------------------------------
      Net expenses .................................................      1,031,239         429,186         604,208
                                                                       ---------------------------------------------
      Net investment income (loss) .................................      4,448,782       2,029,165         709,025
                                                                       ---------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments, Futures,
  Written Options, Forward Contracts and Foreign Currency
  Net realized gain (loss) on:
    Investments ....................................................      2,337,610        (371,579)
    Futures ........................................................
    Written Options ................................................
    Forward contracts
    Foreign denominated other assets, liabilities & currency .......        284,678
  Increase (decrease) in net unrealized appreciation ...............         40,678
  (depreciation) on:
    Investments ....................................................     (1,740,126)     (1,665,166)
    Futures ........................................................
    Written Options
    Foreign denominated other assets, liabilities & currency .......       (962,090)
                                                                       ---------------------------------------------
    Net gain (loss) ................................................        (39,250)     (2,036,745)
                                                                       ---------------------------------------------
  Net increase (decrease) in net assets resulting from operations ..   $  4,409,532    $     (7,580)   $    709,025
                                                                       =============================================

--------------------------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Changes in Net Assets December 31, 2003 (unaudited)

                                                                   -----------------------------------------------------------------
                                                                        International Growth               International Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                   6 Months Ended     Year Ended     6 Months Ended     Year Ended
                                                                      12/31/03+        6/30/03          12/31/03+        6/30/03
                                                                   -----------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .................................   $    (155,391)   $      51,671    $     697,132    $   3,778,052
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
    liabilities & currency .....................................       1,174,341       (5,767,774)      (1,600,234)      (1,414,020)
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, options, forward
    contracts, & foreign denominated other assets,
    liabilities & currency .....................................       4,030,837        1,416,241       80,848,255      (11,374,837)
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in net assets
            resulting from operations ..........................       5,049,787       (4,299,862)      79,945,153       (9,010,805)
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income ......................................                                        (3,624,933)        (928,333)
    Short-term capital gains ...................................                                                           (150,745)
    Long-term capital gains ....................................                                                           (267,091)
    In excess of net investment income (loss) ..................
                                                                   -----------------------------------------------------------------
                                                                                                        (3,624,933)      (1,346,169)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
    Receipts for shares sold ...................................      29,933,227       32,676,962      160,813,376      579,458,347
    Value of distributions reinvested ..........................                                         3,358,852        1,165,497
    Cost of shares redeemed ....................................     (24,654,091)     (29,621,482)    (101,546,104)    (535,625,664)
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions .......................       5,279,136        3,055,480       62,626,124       44,998,180
                                                                   -----------------------------------------------------------------
                Total increase (decrease) ......................      10,328,923       (1,244,382)     138,946,344       34,641,206

Net Assets
    Beginning of period ........................................      22,911,932       24,156,314      251,802,359      217,161,153
                                                                   -----------------------------------------------------------------
    End of period ..............................................   $  33,240,855    $  22,911,932    $ 390,748,703    $ 251,802,359
                                                                   =================================================================
    Undistributed (distributions in excess of)
         net investment income (loss) at end of period .........   $    (791,040)   $    (635,649)   $     697,132    $   3,624,932
                                                                   =================================================================
Number of Fund Shares
    Sold .......................................................       4,265,284        5,224,640       12,625,799       56,279,212
    Issued for distributions reinvested ........................                                           242,166          114,153
    Redeemed ...................................................      (3,492,710)      (4,706,880)      (8,066,864)     (51,682,080)
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in shares outstanding .........         772,574          517,760        4,801,101        4,711,285
  Outstanding at:
    Beginning of period ........................................       3,585,128        3,067,368       22,482,761       17,771,476
                                                                   -----------------------------------------------------------------
    End of period ..............................................       4,357,702        3,585,128       27,283,862       22,482,761
                                                                   =================================================================

+     Unaudited for the six-month period ended December 31, 2003.

See notes to financial statements

                                                                --------------------------------------------------------------------
                                                                          Small Cap Growth                   Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
                                                                   6 Months Ended     Year Ended     6 Months Ended    Year Ended
                                                                      12/31/03+        6/30/03          12/31/03+       6/30/03
                                                                --------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ...............................     $    (458,433)   $    (416,339)   $    (340,868)   $    (409,317)
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
    liabilities & currency ...................................        12,008,082       (4,951,417)       4,101,762       (4,332,837)
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, options, forward
    contracts, & foreign denominated other assets,
    liabilities & currency ...................................         8,553,569        7,519,520        9,403,729        7,069,701
                                                                --------------------------------------------------------------------
         Net increase (decrease) in net assets
            resulting from operations ........................        20,103,218        2,151,764       13,164,623        2,327,547
                                                                --------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income ....................................
    Short-term capital gains .................................
    Long-term capital gains ..................................
    In excess of net investment income (loss)
                                                                --------------------------------------------------------------------

                                                                --------------------------------------------------------------------
  Fund share transactions:
    Receipts for shares sold .................................        51,285,706       26,950,707       36,801,529       25,554,807
    Value of distributions reinvested ........................
    Cost of shares redeemed ..................................       (19,623,136)     (16,539,172)      (9,384,252)      (9,670,862)
                                                                --------------------------------------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions .....................        31,662,570       10,411,535       27,417,277       15,883,945
                                                                --------------------------------------------------------------------
                Total increase (decrease) ....................        51,765,788       12,563,299       40,581,900       18,211,492

Net Assets
    Beginning of period ......................................        58,519,402       45,956,103       48,018,289       29,806,797
                                                                --------------------------------------------------------------------
    End of period ............................................     $ 110,285,190    $  58,519,402    $  88,600,189    $  48,018,289
                                                                ====================================================================
    Undistributed (distributions in excess of) ...............
         net investment income (loss) at end of period .......     $    (458,433)                    $    (340,868)
                                                                ====================================================================
Number of Fund Shares
    Sold .....................................................         6,681,454        4,751,791        4,117,658        3,603,306
    Issued for distributions reinvested ......................
    Redeemed .................................................        (2,499,253)      (3,119,517)      (1,053,722)      (1,433,239)
                                                                --------------------------------------------------------------------
         Net increase (decrease) in shares outstanding .......         4,182,201        1,632,274        3,063,936        2,170,067
  Outstanding at:
    Beginning of period ......................................         9,023,237        7,390,963        6,114,997        3,944,930
                                                                --------------------------------------------------------------------
    End of period ............................................        13,205,438        9,023,237        9,178,933        6,114,997
                                                                ====================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                -------------------------------
                                                                       Large Cap Growth
-----------------------------------------------------------------------------------------------
                                                                6 Months Ended     Year Ended
                                                                   12/31/03+        6/30/03
                                                                -------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ...............................  $    (438,953)   $     266,000
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
    liabilities & currency ...................................     11,320,991      (66,616,683)
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, options, forward
    contracts, & foreign denominated other assets,
    liabilities & currency ...................................     48,083,246       44,784,499
                                                                -------------------------------
         Net increase (decrease) in net assets
            resulting from operations ........................     58,965,284      (21,566,184)
                                                                -------------------------------
  Distributions to shareholders from:
    Net investment income ....................................       (266,000)
    Short-term capital gains .................................
    Long-term capital gains ..................................
    In excess of net investment income (loss) ................
                                                                -------------------------------
                                                                     (266,000)
                                                                -------------------------------
  Fund share transactions:
    Receipts for shares sold .................................     50,132,297       57,701,325
    Value of distributions reinvested ........................        265,534
    Cost of shares redeemed ..................................    (81,132,414)     (76,254,945)
                                                                -------------------------------
         Net increase (decrease) in net assets
            from fund share transactions .....................    (30,734,583)     (18,553,620)
                                                                -------------------------------
                Total increase (decrease) ....................     27,964,701      (40,119,804)

Net Assets
    Beginning of period ......................................    375,057,897      415,177,701
                                                                -------------------------------
    End of period ............................................  $ 403,022,598    $ 375,057,897
                                                                ===============================
    Undistributed (distributions in excess of)
         net investment income (loss) at end of period .......  $    (438,953)   $     266,000
                                                                ===============================
Number of Fund Shares
    Sold .....................................................      4,846,932        6,418,077
    Issued for distributions reinvested ......................         24,317
    Redeemed .................................................     (7,786,179)      (8,705,066)
                                                                -------------------------------
         Net increase (decrease) in shares outstanding .......     (2,914,930)      (2,286,989)
  Outstanding at:
    Beginning of period ......................................     39,085,958       41,372,947
                                                                -------------------------------
    End of period ............................................     36,171,028       39,085,958
                                                                ===============================

-----------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Changes in Net Assets December 31, 2003 (unaudited)

                                                                   -----------------------------------------------------------------

                                                                                Value                       Asset Allocation
                                                                   -----------------------------------------------------------------
                                                                   6 Months Ended     Year Ended    6 Months Ended      Year Ended
                                                                      12/31/03+        6/30/03         12/31/03+         6/30/03
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .................................   $   1,510,463    $   3,745,905    $     651,845    $   1,404,474
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
     liabilities & currency ....................................       7,992,864       30,999,629        3,966,552       (4,294,150)
  Increase (decrease) in net unrealized appreciation
     (depreciation) on investments, futures, options, forward
     contracts, & foreign denominated other assets,
     liabilities & currency ....................................      33,971,882      (44,842,078)      11,197,499        5,143,476
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets
           resulting from operations ...........................      43,475,209      (10,096,544)      15,815,896        2,253,800
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
     Net investment income .....................................      (3,320,000)      (3,400,000)        (651,845)      (1,404,474)
     Short-term capital gains ..................................      (3,648,040)
     Long-term capital gains ...................................     (32,424,555)      (7,005,059)
     In excess of net investment income (loss) .................
                                                                   -----------------------------------------------------------------
                                                                     (39,392,595)     (10,405,059)        (651,845)      (1,404,474)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
     Receipts for shares sold ..................................      47,591,225       36,533,929       42,567,425       23,134,221
     Value of distributions reinvested .........................      39,279,502        9,114,057          642,520        1,385,947
     Cost of shares redeemed ...................................     (58,734,964)     (64,478,340)     (14,299,021)     (32,133,573)
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets
           from fund share transactions ........................      28,135,763      (18,830,354)      28,910,924       (7,613,405)
                                                                   -----------------------------------------------------------------
               Total increase (decrease) .......................      32,218,377      (39,331,957)      44,074,975       (6,764,079)

  Net Assets
     Beginning of period .......................................     288,431,408      327,763,365      123,591,833      130,355,912
                                                                   -----------------------------------------------------------------
     End of period .............................................   $ 320,649,785    $ 288,431,408    $ 167,666,808    $ 123,591,833
                                                                   =================================================================
     Undistributed (distributions in excess of)
        net investment income at end of period .................   $     (12,639)   $   1,796,896    $       2,369    $       2,369
                                                                   =================================================================
Number of Fund Shares
     Sold ......................................................       2,896,236        2,406,988        3,603,573        2,217,014
     Issued for distributions reinvested .......................       2,514,693          610,521           53,544          137,186
     Redeemed ..................................................      (3,616,213)      (4,291,659)      (1,215,780)      (3,140,778)
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in shares outstanding ..........       1,794,716       (1,274,150)       2,441,337         (786,578)
  Outstanding at:
     Beginning of period .......................................      18,126,371       19,400,521       10,964,652       11,751,230
                                                                   -----------------------------------------------------------------
     End of period .............................................      19,921,087       18,126,371       13,405,989       10,964,652
                                                                   =================================================================

------------------------------------------------------------------------------------------------------------------------------------

+     Unaudited for the six-month period ended December 31, 2003.

See notes to financial statements

                                                                   -----------------------------------------------------------------
                                                                                                         Short-Term Government
                                                                            Fixed Income                       Securities
                                                                   -----------------------------------------------------------------
                                                                   6 Months Ended     Year Ended     6 Months Ended     Year Ended
                                                                      12/31/03+        6/30/03          12/31/03+        6/30/03
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .................................   $   4,448,782    $   7,746,832    $   2,029,165    $   4,063,583
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
     liabilities & currency ....................................       2,662,966        7,769,720         (371,579)       1,578,897
  Increase (decrease) in net unrealized appreciation
     (depreciation) on investments, futures, options, forward
     contracts, & foreign denominated other assets,
     liabilities & currency ....................................      (2,702,216)      11,605,836       (1,665,166)         820,887
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets
           resulting from operations ...........................       4,409,532       27,122,388           (7,580)       6,463,367
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
     Net investment income .....................................      (4,489,440)      (7,746,832)      (2,029,165)      (4,063,583)
     Short-term capital gains ..................................      (2,616,022)        (668,667)        (581,795)
     Long-term capital gains ...................................      (1,835,329)         (77,425)        (542,259)
     In excess of net investment income (loss) .................
                                                                   -----------------------------------------------------------------
                                                                      (8,940,791)      (8,492,924)      (3,153,219)      (4,063,583)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
     Receipts for shares sold ..................................      56,767,382      109,964,451       68,888,936       59,364,547
     Value of distributions reinvested .........................       8,923,503        8,471,105        3,146,636        4,044,560
     Cost of shares redeemed ...................................     (41,629,160)     (49,219,612)     (26,099,093)     (45,366,310)
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets
           from fund share transactions ........................      24,061,725       69,215,944       45,936,479       18,042,797
                                                                   -----------------------------------------------------------------
               Total increase (decrease) .......................      19,530,466       87,845,408       42,775,680       20,442,581

  Net Assets
     Beginning of period .......................................     290,829,784      202,984,376      139,434,554      118,991,973
                                                                   -----------------------------------------------------------------
     End of period .............................................   $ 310,360,250    $ 290,829,784    $ 182,210,234    $ 139,434,554
                                                                   =================================================================
     Undistributed (distributions in excess of)
        net investment income at end of period .................   $     (40,658)
                                                                   =================================================================
Number of Fund Shares
     Sold ......................................................       5,243,807       10,372,342        6,871,404        5,874,939
     Issued for distributions reinvested .......................         824,851          799,176          315,204          399,468
     Redeemed ..................................................      (3,875,654)      (4,659,645)      (2,600,871)      (4,486,437)
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in shares outstanding ..........       2,193,004        6,511,873        4,585,737        1,787,970
  Outstanding at:
     Beginning of period .......................................      26,488,197       19,976,324       13,732,505       11,944,535
                                                                   -----------------------------------------------------------------
     End of period .............................................      28,681,201       26,488,197       18,318,242       13,732,505
                                                                   =================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                   -------------------------------

                                                                           Money Market
                                                                   -------------------------------
                                                                    Months Ended      Year Ended
                                                                     12/31/03+         6/30/03
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .................................   $     709,025    $   2,033,549
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
     liabilities & currency ....................................
  Increase (decrease) in net unrealized appreciation
     (depreciation) on investments, futures, options, forward
     contracts, & foreign denominated other assets,
     liabilities & currency ....................................
                                                                   -------------------------------
        Net increase (decrease) in net assets
           resulting from operations ...........................         709,025        2,033,549
                                                                   -------------------------------
  Distributions to shareholders from:
     Net investment income .....................................        (709,025)      (2,033,549)
     Short-term capital gains ..................................
     Long-term capital gains ...................................
     In excess of net investment income (loss) .................
                                                                   -------------------------------
                                                                        (709,025)      (2,033,549)
                                                                   -------------------------------
  Fund share transactions:
     Receipts for shares sold ..................................     153,214,722      207,724,852
     Value of distributions reinvested .........................         707,974        2,030,656
     Cost of shares redeemed ...................................    (121,419,762)    (189,034,923)
                                                                   -------------------------------
        Net increase (decrease) in net assets
           from fund share transactions ........................      32,502,934       20,720,585
                                                                   -------------------------------
               Total increase (decrease) .......................      32,502,934       20,720,585

  Net Assets
     Beginning of period .......................................     208,829,549      188,108,964
                                                                   -------------------------------
     End of period .............................................   $ 241,332,483    $ 208,829,549
                                                                   ===============================
     Undistributed (distributions in excess of)
        net investment income at end of period .................
                                                                   ===============================
Number of Fund Shares
     Sold ......................................................     153,214,722      207,724,852
     Issued for distributions reinvested .......................         707,974        2,030,656
     Redeemed ..................................................    (121,419,762)    (189,034,923)
                                                                   -------------------------------
        Net increase (decrease) in shares outstanding ..........      32,502,934       20,720,585
  Outstanding at:
     Beginning of period .......................................     208,829,549      188,108,964
                                                                   -------------------------------
     End of period .............................................     241,332,483      208,829,549
                                                                   ===============================

--------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Financial Highlights December 31, 2003 (unaudited)

Selected data for a share of beneficial interest outstanding throughout the year

                                      ----------------------------------------  -------------------------------------
                                      Income (Loss) From Investment Operations           Less Distributions
---------------------------------------------------------------------------------------------------------------------
                                                        Net
                            Net Asset      Net        Realized       Total                    From Net
                              Value,    Investment      and          from        From Net     Realized     In Excess
                            Beginning     Income     Unrealized    Investment   Investment    Gains on    of Realized
                             of Year      (Loss)     Gain (Loss)   Operations     Income     Investments     Gains
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH (Commenced investment operations on April 2, 2001)
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                      $10.00       $(0.01)       $(0.29)       $(0.30)      $   --       $   --       $   --
  2002                         9.70        (0.01)        (1.81)        (1.82)          --           --           --
  2003                         7.88         0.02         (1.51)        (1.49)          --           --           --
  Six-months Ended             6.39        (0.01)         1.25          1.24           --           --           --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                        16.18         0.21          0.88          1.09        (0.17)       (0.47)          --
  2000                        16.63         0.37          1.98          2.35        (0.23)       (0.64)          --
  2001                        18.11         0.16         (1.06)        (0.90)       (0.35)       (2.91)          --
  2002                        13.95         0.19         (0.44)        (0.25)       (0.24)       (1.24)          --
  2003                        12.22         0.18         (1.13)        (0.95)       (0.05)       (0.02)          --
  Six-months Ended            11.20           --^^        3.25          3.25        (0.13)          --           --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                        15.59         0.01         (2.96)        (2.95)       (0.02)       (0.57)          --
  2000                        12.05         0.02          0.61          0.63        (0.01)          --           --
  2001                        12.65        (0.08)        (4.05)        (4.13)          --           --           --
  2002                         8.52        (0.07)        (2.23)        (2.30)          --           --           --
  2003                         6.22        (0.06)         0.33          0.27           --           --           --
  Six-months Ended             6.49        (0.04)         1.90          1.86           --           --           --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH (Commenced investment operations on April 2, 2001)
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                       10.00        (0.05)         2.48          2.43           --           --           --
  2002                        12.43        (0.09)        (3.93)        (4.02)          --        (0.85)          --
  2003                         7.56        (0.09)         0.38          0.29           --           --^^         --
  Six-months Ended             7.85        (0.04)         1.84          1.80           --           --           --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                        21.97         0.00          5.87          5.87           --        (4.96)          --
  2000                        22.88         0.00          6.64          6.64           --        (3.09)          --
  2001                        26.43        (0.02)        (7.36)        (7.38)          --        (5.83)          --
  2002                        13.22         0.00         (3.18)        (3.18)          --^^         --           --
  2003                        10.04         0.01         (0.45)        (0.44)          --           --           --
  Six-months Ended             9.60        (0.01)         1.56          1.55        (0.01)          --           --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

+     For the period 4/2/01 - 6/30/01.

++    Not annualized

^^    Distribution represents less than $0.01 per share.

+++   Annualized

See notes to financial statements

                            ----------------------------
                                  Less Distributions
---------------------------------------------------------------------------------------------------

                             In Excess                     Net Asset      Total
                               of Net                       Value,      Return at
                             Investment        Total        End of      Net Asset      Net Assets,
                            Income (Loss)  Distributions     Year        Value(1)      End of Year
---------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH (Commenced investment operations on April 2, 2001)
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                         $   --         $   --        $ 9.70       (3.00%)++    $ 24,908,857
  2002                              --             --          7.88      (18.76%)        24,156,314
  2003                              --             --          6.39      (18.91%)        22,911,932
  Six-months Ended                  --             --          7.63       19.41%++       33,240,855
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                              --          (0.64)        16.63        7.21%        312,384,280
  2000                              --          (0.87)        18.11       14.15%        345,919,973
  2001                              --          (3.26)        13.95       (5.51%)       312,147,220
  2002                              --          (1.48)        12.22       (0.75%)       217,161,153
  2003                              --          (0.07)        11.20       (7.75%)##     251,802,359
  Six-months Ended                  --          (0.13)        14.32       29.10%##++    390,748,703
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                              --          (0.59)        12.05      (19.07%)       107,618,457
  2000                           (0.02)         (0.03)        12.65        5.22%        118,388,579
  2001                              --             --          8.52      (32.65%)        95,760,903
  2002                              --             --          6.22      (26.99%)        45,956,103
  2003                              --             --          6.49        4.34%         58,519,402
  Six-months Ended                  --             --          8.35       28.66%++      110,285,190
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------
MID CAP GROWTH (Commenced investment operations on April 2, 2001)
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                             --             --         12.43       24.30%++       33,528,389
  2002                              --          (0.85)         7.56      (33.77%)        29,806,797
  2003                              --             --          7.85        3.84%         48,018,289
  Six-months Ended                  --             --          9.65       22.93%++       88,600,189
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                              --          (4.96)        22.88       30.56%        666,402,699
  2000                              --          (3.09)        26.43       30.00%        844,915,684
  2001                              --          (5.83)        13.22      (30.38%)       587,565,012
  2002                              --             --         10.04      (24.13%)       415,177,701
  2003                              --             --          9.60       (4.29%)       375,057,897
  Six-months Ended                  --          (0.01)        11.14       16.12%++      403,022,598
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------

                            ------------------------------------------
                                   Ratios to Average Net Assets
-----------------------------------------------------------------------------------
                                            Operating
                                            Expenses          Net
                                             Before        Investment     Portfolio
                             Operating      Voluntary        Income       Turnover
                             Expenses        Waiver          (Loss)         Rate
-----------------------------------------------------------------------------------
INTERNATIONAL GROWTH (Commenced investment operations on April 2, 2001)
-----------------------------------------------------------------------------------
Year Ended June 30,
  2001+                       0.77%++           --          (0.06%)++      42.68%++
  2002                        1.90%             --          (0.15%)       160.30%
  2003                        2.02%             --           0.25%        162.33%
  Six-months Ended            1.87%+++          --          (1.10%)+++     67.07%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------------
INTERNATIONAL VALUE
-----------------------------------------------------------------------------------
Year Ended June 30,
  1999                        1.20%             --           0.43%         15.31%
  2000                        1.20%             --           2.32%         28.96%
  2001                        1.20%             --           1.02%         29.48%
  2002                        1.26%             --           0.90%         43.45%
  2003                        1.03%###       1.27%###        1.71%         23.04%
  Six-months Ended            0.98%###+++    1.23%###+++     0.45%+++      10.29%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------------
SMALL CAP GROWTH
-----------------------------------------------------------------------------------
Year Ended June 30,
  1999                        0.92%             --           0.15%        121.53%
  2000                        1.11%             --          (0.39%)       236.49%
  2001                        1.26%             --          (0.81%)       183.26%
  2002                        1.37%             --          (0.98%)       193.79%
  2003                        1.50%             --          (1.04%)       189.87%
  Six-months Ended            1.31%+++          --          (1.02%)+++     89.11%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------------
MID CAP GROWTH (Commenced investment operations on April 2, 2001)
-----------------------------------------------------------------------------------
Year Ended June 30,
  2001+                       0.61%++           --          (0.47%)++      95.83%++
  2002                        1.47%             --          (1.11%)       246.60%
  2003                        1.62%             --          (1.33%)       203.95%
  Six-months Ended            1.31%+++          --          (0.98%)+++     66.60%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------------
LARGE CAP GROWTH
-----------------------------------------------------------------------------------
Year Ended June 30,
  1999                        0.83%             --          (0.15%)        74.31%
  2000                        0.83%             --          (0.31%)        72.50%
  2001                        0.85%             --          (0.14%)        95.12%
  2002                        0.87%             --          (0.04%)        72.56%
  2003                        0.94%             --           0.08%         65.10%
  Six-months Ended            0.95%+++          --          (0.22%)+++     38.99%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------------

## The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

### The operating expenses would have been higher if a portion of the management fee had not been waived beginning July 1, 2002.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Financial Highlights December 31, 2003 (unaudited)

Selected data for a share of beneficial interest outstanding throughout the year

                                      ----------------------------------------  -------------------------------------
                                      Income (Loss) From Investment Operations           Less Distributions
---------------------------------------------------------------------------------------------------------------------
                                                        Net
                            Net Asset      Net        Realized       Total                    From Net
                              Value,    Investment      and          from        From Net     Realized     In Excess
                            Beginning     Income     Unrealized    Investment   Investment    Gains on    of Realized
                             of Year      (Loss)     Gain (Loss)   Operations     Income     Investments     Gains
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
VALUE
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                       $ 26.49      $  0.19       $  1.43       $  1.62      $ (0.26)     $ (1.05)     $    --
  2000                         26.80         0.16         (1.59)        (1.43)       (0.17)       (3.25)          --
  2001                         21.95         0.18          2.33          2.51        (0.16)       (2.68)          --
  2002                         21.62         0.16         (3.19)        (3.03)       (0.17)       (1.53)          --
  2003                         16.89         0.20         (0.61)        (0.41)       (0.19)       (0.38)          --
  Six-months Ended             15.91         0.10          2.43          2.53        (0.20)       (2.14)          --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                         15.65         0.46          2.18          2.64        (0.46)       (1.02)          --
  2000                         16.81         0.57          0.33          0.90        (0.57)       (0.37)          --
  2001                         16.77         0.45         (1.20)        (0.75)       (0.45)       (2.01)          --
  2002                         13.56         0.20         (1.46)        (1.26)       (0.20)       (1.01)          --
  2003                         11.09         0.13          0.18          0.31        (0.13)          --           --
  Six-months Ended             11.27         0.05          1.24          1.29        (0.05)          --           --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------
FIXED INCOME
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                         10.42         0.58         (0.46)         0.12        (0.59)       (0.11)       (0.08)
  2000                          9.76         0.59         (0.25)         0.34        (0.59)          --           --
  2001                          9.51         0.62          0.38          1.00        (0.60)          --           --
  2002                          9.90         0.45          0.26          0.71        (0.45)          --           --
  2003                         10.16         0.33          0.86          1.19        (0.34)       (0.03)          --
  Six-months Ended             10.98         0.16          0.01          0.17        (0.17)       (0.16)          --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                          9.77         0.47         (0.16)         0.31        (0.47)          --           --
  2000                          9.61         0.52         (0.10)         0.42        (0.52)          --           --
  2001                          9.51         0.58          0.23          0.81        (0.57)          --           --
  2002                          9.75         0.40          0.21          0.61        (0.40)          --           --
  2003                          9.96         0.31          0.19          0.50        (0.31)          --           --
  Six-months Ended             10.15         0.13         (0.14)        (0.01)       (0.13)       (0.06)          --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                          1.00         0.05            --          0.05        (0.05)          --           --
  2000                          1.00         0.05            --          0.05        (0.05)          --           --
  2001                          1.00         0.06            --          0.06        (0.06)          --           --
  2002                          1.00         0.02            --          0.02        (0.02)          --           --
  2003                          1.00         0.01            --          0.01        (0.01)          --           --
  Six-months Ended              1.00           ^^            --            ^^            ^           --           --
  12/31/03 (unaudited)
---------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

^     Underlying value is less than $(0.01) per share.

^^    Distribution represents less than $0.01 per share.

See notes to financial statements

                            ----------------------------
                                  Less Distributions
----------------------------------------------------------------------------------------------------

                            In Excess                     Net Asset        Total
                              of Net                       Value,        Return at
                            Investment        Total        End of        Net Asset      Net Assets,
                           Income (Loss)  Distributions     Year          Value(1)      End of Year
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
VALUE
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                       $    --        $ (1.31)       $ 26.80          6.59%       $427,233,476
  2000                            --          (3.42)         21.95         (5.19%)       341,272,045
  2001                            --          (2.84)         21.62         11.78%        403,458,824
  2002                            --          (1.70)         16.89        (14.69%)       327,763,365
  2003                            --          (0.57)         15.91         (2.21%)       288,431,408
  Six-months Ended                --          (2.34)         16.10         16.36%++      320,649,785
  12/31/03 (unaudited)
----------------------------------------------------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                            --          (1.48)         16.81         17.19%        241,512,121
  2000                            --^         (0.94)         16.77          5.60%        216,710,840
  2001                            --          (2.46)         13.56         (5.13%)       158,792,161
  2002                            --          (1.21)         11.09         (9.94%)       130,355,912
  2003                            --          (0.13)         11.27          2.95%        123,591,833
  Six-months Ended                --          (0.05)         12.51         11.49%++      167,666,808
  12/31/03 (unaudited)
----------------------------------------------------------------------------------------------------
FIXED INCOME
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                            --          (0.78)          9.76          1.07%        180,048,188
  2000                            --          (0.59)          9.51          3.62%        167,574,231
  2001                         (0.01)         (0.61)          9.90         10.78%        167,877,396
  2002                            --          (0.45)         10.16          7.25%        202,984,376
  2003                            --          (0.37)         10.98         11.94%        290,829,784
  Six-months Ended                --          (0.33)         10.82          1.53%++      310,360,250
  12/31/03 (unaudited)
----------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                            --          (0.47)          9.61          3.27%         66,551,373
  2000                            --          (0.52)          9.51          4.46%         71,820,435
  2001                            --          (0.57)          9.75          8.64%        100,880,412
  2002                            --          (0.40)          9.96          6.40%        118,991,973
  2003                            --          (0.31)         10.15          5.05%        139,434,554
  Six-months Ended                --          (0.19)          9.95         (0.11%)++     182,210,234
  12/31/03 (unaudited)
----------------------------------------------------------------------------------------------------
MONEY MARKET
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                            --          (0.05)          1.00          4.89%        194,808,109
  2000                            --          (0.05)          1.00          5.45%        143,964,773
  2001                            --          (0.06)          1.00          5.69%        197,822,641
  2002                            --          (0.02)          1.00          2.25%        188,108,964
  2003                            --          (0.01)          1.00          1.08%        208,829,549
  Six-months Ended                --              ^           1.00          0.30%++      241,332,483
  12/31/03 (unaudited)
----------------------------------------------------------------------------------------------------

                             ------------------------------
                              Ratios to Average Net Assets
-----------------------------------------------------------------------------

                                                   Net
                                                Investment         Portfolio
                              Operating           Income           Turnover
                              Expenses            (Loss)             Rate
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
VALUE
-----------------------------------------------------------------------------
Year Ended June 30,
  1999                          0.84%              0.71%             23.26%
  2000                          0.86%              0.64%              7.75%
  2001                          0.87%              0.81%             25.95%
  2002                          0.87%              0.81%             19.02%
  2003                          1.05%              1.33%            114.06%
  Six-months Ended              1.16%+++           1.07%+++          22.91%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------
ASSET ALLOCATION
-----------------------------------------------------------------------------
Year Ended June 30,
  1999                          0.89%              2.85%              5.80%
  2000                          0.89%              3.37%             32.32%
  2001                          0.93%              2.95%             18.72%
  2002                          0.99%              1.60%             13.70%
  2003                          1.11%              1.24%             11.90%
  Six-months Ended              1.06%+++           0.92%+++           8.37%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------
FIXED INCOME
-----------------------------------------------------------------------------
Year Ended June 30,
  1999                          0.65%              5.77%            158.46%
  2000                          0.68%              6.20%            253.33%
  2001                          0.69%              6.39%            117.61%
  2002                          0.69%              4.48%            506.61%
  2003                          0.74%              3.18%            665.38%
  Six-months Ended              0.70%+++           3.01%+++         188.26%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
-----------------------------------------------------------------------------
Year Ended June 30,
  1999                          0.55%              4.87%             66.64%
  2000                          0.57%              5.46%            120.81%
  2001                          0.54%              5.89%             85.75%
  2002                          0.54%              4.02%            140.06%
  2003                          0.56%              3.04%            115.00%
  Six-months Ended              0.53%+++           2.49%+++          45.30%++
  12/31/03 (unaudited)
-----------------------------------------------------------------------------
MONEY MARKET
-----------------------------------------------------------------------------
Year Ended June 30,
  1999                          0.45%              4.73%               N/A
  2000                          0.46%              5.21%               N/A
  2001                          0.47%              5.42%               N/A
  2002                          0.45%              2.23%               N/A
  2003                          0.52%              1.06%               N/A
  Six-months Ended              0.51%+++           0.60%+++            N/A
  12/31/03 (unaudited)
-----------------------------------------------------------------------------

++    Not annualized

+++   Annualized

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred International Growth Fund

--------------------------------------------------------------------------------
COMMON STOCK--95.06%                                 SHARES            VALUE
--------------------------------------------------------------------------------

Australia--1.63%

Banks--0.60%
  Macquarie Bank Limited                               7,400       $    198,134

Insurance--0.38%
  Promina Group Limited                               51,200            126,447

Non-Ferrous Metals--0.65%
  BHP Billiton Limited                                23,509            215,777
                                                                   ------------

  Total Australia                                                       540,358
                                                                   ------------

Austria--0.71%

Banks--0.71%
  Erste Bank der Oesterreichischen *                   1,900            234,531
                                                                   ------------

  Total Austria                                                         234,531
                                                                   ------------

Brazil--0.33%

Metals & Mining--0.33%
  Companhia Vale do Rio Doce ADR                       1,900            111,150
                                                                   ------------

  Total Brazil                                                          111,150
                                                                   ------------

Canada--4.12%

Software--0.35%
  Cognos Inc *                                         3,800            116,356

Telecommunications--3.77%
  Nortel Networks Corporation *                       46,600            197,118
  Research In Motion Limited *                        15,800          1,055,914
                                                                   ------------
                                                                      1,253,032
                                                                   ------------

  Total Canada                                                        1,369,388
                                                                   ------------

China--8.18%

Insurance--0.56%
  China Life Insurance Co Limited                    227,000            185,664

Oil & Gas--2.71%
  China Petroleum and Chemical
    Corporation                                      746,000            333,904
  China Shipping Development
    Co Ltd                                           138,000            101,317
  CNOOC Limited                                       61,000            119,820
  PetroChina Company Limited                         602,000            345,052
                                                                   ------------
                                                                        900,093
                                                                   ------------

Software--0.35%
  Sina Corp *                                          3,400            114,750

Telecommunications--2.79%
  China Telecom Corporation Limited                1,628,000            665,774
  China Unicom Limited *                             282,000            263,339
                                                                   ------------
                                                                        929,113
                                                                   ------------

Utilities & Power --1.77%
  Huaneng Power International Inc                    340,000            589,019
                                                                   ------------

  Total China                                                         2,718,639
                                                                   ------------

Denmark--0.65%

Marine--0.65%
  A P Moeller Maersk                                      30            216,236
                                                                   ------------

  Total Denmark                                                         216,236
                                                                   ------------

France--5.15%

Apparel & Textiles--2.30%
  LVMH Moet Hennessy Louis
    Vuitton SA *                                      10,500            763,341

Insurance--2.85%
  AXA                                                 44,300            947,194
                                                                   ------------

  Total France                                                        1,710,535
                                                                   ------------

Germany--8.11%

Consumer Goods--1.31%
  Metro AG                                             9,900            435,949

Industrial--2.91%
  Siemens AG                                          12,100            968,083

Software--3.89%
  SAP AG                                               3,900            654,273
  T-Online International *                            49,200            638,492
                                                                   ------------
                                                                      1,292,765
                                                                   ------------

  Total Germany                                                       2,696,797
                                                                   ------------

Greece--0.65%

Banks--0.65%
  Alpha Bank AE *                                      7,200            217,357
                                                                   ------------

  Total Greece                                                          217,357
                                                                   ------------

Hong Kong--10.09%

Banks--1.67%
  HSBC Holdings Plc                                   35,200            555,402

Distributors--1.46%
  Li & Fung Limited                                  284,000            486,517

Financial--2.85%
  The Bank of East Asia Ltd                           88,600            271,606
  BOC Hong Kong (Holdings) Limited                   241,000            453,209
  The Wharf (Holdings) Limited                        80,000            221,542
                                                                   ------------
                                                                        946,357
                                                                   ------------
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Growth Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Media--0.49%
  Television Broadcasts Limited                       32,000        $   161,571

Real Estate--3.62%
  Cheung Kong (Holdings) Limited                      46,000            364,386
  Sun Hung Kai Properties Limited                    102,000            840,831
                                                                   ------------
                                                                      1,205,217
                                                                   ------------

  Total Hong Kong                                                     3,355,064
                                                                   ------------

Israel--1.93%

Health Care--1.93%
  Teva Pharmaceutical Industries
    Ltd ADR                                           11,300            640,823
                                                                   ------------

  Total Israel                                                          640,823
                                                                   ------------
Italy--1.66%

Banking--1.66%
  Sanpaolo IMI SpA                                    42,300            551,080
                                                                   ------------

  Total Italy                                                           551,080
                                                                   ------------

Japan--22.18%

Automobiles--2.29%
  Nissan Motor Co Ltd                                 38,000            434,144
                                                                   ------------
  NOK Corporation                                      9,000            327,624
                                                                   ------------
                                                                        761,768
                                                                   ------------
Banks--1.88%
  UFJ Holdings Inc *                                     130            624,912

Electrical Equipment--5.58%
  Fujikura Kasei Co Ltd                               32,000            188,771
  Hoya Corporation                                     1,000             91,847
  Keyence Corporation                                    600            126,513
  Mitsubishi Electric Corporation                     19,000             78,919
  Murata Manufacturing Company Ltd                     4,800            259,411
  Sharp Corporation                                   51,000            804,975
  Tokyo Electron Limited                               4,000            303,916
                                                                   ------------
                                                                      1,854,352
                                                                   ------------
Financials--3.16%
Daiwa Securities Group Inc                            51,000            347,029
  Nikko Cordial Corporation                          126,000            702,123
                                                                   ------------
                                                                      1,049,152
                                                                   ------------
Insurance--1.65%
  Millea Holdings Inc                                     42            548,840

Manufacturing--1.15%
  Komatsu Ltd                                         13,000             82,513
  SMC Corporation                                      2,400            298,838
                                                                   ------------
                                                                        381,351
                                                                   ------------

Real Estate--0.77%
  Mitsubishi Estate Company Limited                   27,000            256,051

Service--3.48%
  Yahoo Japan Corporation *                               86          1,155,925

Telecommunications--2.22%
  KDDI Corporation                                       129            739,310
                                                                   ------------

  Total Japan                                                         7,371,661
                                                                   ------------

Netherlands--5.89%

Banks--1.17%
  ABN AMRO Holding NV                                  6,700            156,593
  ING Groep NV                                        10,000            232,965
                                                                   ------------
                                                                        389,558
                                                                   ------------

Biotechnology--0.16%
  Qiagen NV *                                          4,400             53,941

Electronics--4.17%
  ASML Holding NV *                                   39,600            784,334
  Koninklijke (Royal) Philips
    Electronics NV *                                  20,600            600,858
                                                                   ------------
                                                                      1,385,192
                                                                   ------------
Insurance--0.39%
  Aegon NV                                             8,800            130,057
                                                                   ------------

  Total Netherlands                                                   1,958,748
                                                                   ------------

Russia--0.87%

Telecommunications--0.87%
  Mobile Telesystems ADR                               3,500            289,800
                                                                   ------------

  Total Russia                                                          289,800
                                                                   ------------

Singapore--3.96%

Banks--1.90%
  DBS Group Holdings Limited                          73,000            631,867

Electrical Equipment--1.40%
  Flextronics International Ltd *                      9,100            135,044
  Venture Corp Ltd                                    28,000            329,742
                                                                   ------------
                                                                        464,786
                                                                   ------------
Real Estate--0.66%
  City Developments Limited *                         62,000            220,868
                                                                   ------------

  Total Singapore                                                     1,317,521
                                                                   ------------

Spain--2.02%

Telecommunications--2.02%
  Telefonica SA                                       45,827            672,091
                                                                   ------------

  Total Spain                                                           672,091
                                                                   ------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred International Growth Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

South Korea--0.98%

Household Durables--0.80%
  Samsung Electronics Co Ltd *                           700        $   264,960

Service--0.18%
  NCSoft Corporation                                   1,100             60,932
                                                                   ------------

  Total South Korea                                                     325,892
                                                                   ------------

Sweden--0.98%

Machinery--0.98%
  Atlas Copco AB                                       9,100            325,777
                                                                   ------------

  Total Sweden                                                          325,777
                                                                   ------------

Switzerland--7.37%

Banks--5.12%
  Credit Suisse Group                                 34,200          1,250,748
  UBS AG *                                             6,600            451,806
                                                                   ------------
                                                                      1,702,554
                                                                   ------------
Insurance--2.25%
  Zurich Financial Services AG                         5,200            748,081
                                                                   ------------

  Total Switzerland                                                   2,450,635
                                                                   ------------

Thailand--0.80%

Banks--0.37%
  Bangkok Bank Plc *
    (Foreign Registered)                              42,000            121,900

Telecommunications--0.43%
  Advanced Info Service Plc
    (Foreign Registered)                              68,000            145,019
                                                                   ------------

  Total Thailand                                                        266,919
                                                                   ------------

United Kingdom--6.80%

Banks--3.15%
  Standard Chartered Plc                              63,500          1,045,661

Consumer Goods--1.27%
  Kingfisher Plc                                      85,137            423,247

Health Care--0.49%
  AstraZeneca Plc                                      3,400            162,654

Telecommunications--1.89%
  COLT Telecom Group Plc *                           225,100            380,720
  Vodafone Group Plc                                 100,200            247,725
                                                                   ------------
                                                                        628,445
                                                                   ------------
  Total United Kingdom                                                2,260,007
                                                                   ------------

Total Common Stock
  (Cost $25,501,815)                                                 31,601,009
                                                                   ------------

--------------------------------------------------------------------------------
   SHORT TERM
INVESTMENTS--20.79%                               PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--2.86%
State Street Repo, 6.625%,
  dated December 31, 2003
  due January 2, 2004, repurchase
  price $975,000 collateralized by
  U.S. Treasury Bond ^^^                         $   952,000            952,000
                                                                   ------------

Short Term Investment
Fund--5.13%
  State Street Global Advisors
  Money Market Fund ###^^^
  0.717% yield as of
    December 31, 2003                              1,704,680          1,704,680
                                                                   ------------

Short Term Investment
Fund--12.80%
  Securities Lending Quality Trust ^^^
  1.16% yield as of December 31, 2003              4,255,514          4,255,514
                                                                   ------------
Total Short Term Investments
  (Cost $6,912,194)                                                   6,912,194
                                                                   ------------
Total Investments--115.85%
  (Cost $32,414,009)                                                 38,513,203
                                                                   ------------
Other Assets & Liabilities-- -15.85%                                 (5,272,348)
                                                                   ------------
Total Net Assets--100%                                             $ 33,240,855
                                                                   ============
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Value Fund

--------------------------------------------------------------------------------
COMMON STOCK--95.88%                                  SHARES            VALUE
--------------------------------------------------------------------------------

Brazil--2.57%

Oil & Gas--2.57%
  Petroleo Brasioleiro SA ADR
    (Foreign Registered)                             343,008        $10,029,554
                                                                   ------------

  Total Brazil                                                       10,029,554
                                                                   ------------

Canada--5.69%

Banks--1.37%
  Bank Nova Scotia Halifax                           105,500          5,371,532

Non-Ferrous Metals--2.21%
  Alcan Aluminum Ltd                                 184,100          8,628,419

Paper & Forest Products--2.11%
  Abitibi-Consolidated Inc                         1,025,000          8,224,746
                                                                   ------------

  Total Canada                                                       22,224,697
                                                                   ------------

Finland--1.80%

Paper & Forest Products--1.80%
  Stora Enso Oyj                                     521,600          7,018,791
                                                                   ------------

  Total Finland                                                       7,018,791
                                                                   ------------

France--6.44%

Automobile Components--1.71%
  Valeo SA                                           166,600          6,664,571

Food & Drug Retailing--1.52%
  Carrefour SA                                       108,424          5,945,218

Insurance--1.00%
  AXA                                                183,600          3,925,618

Leisure Time Industries--2.21%
  ACCOR                                              190,530          8,618,095
                                                                   ------------

  Total France                                                       25,153,502
                                                                   ------------

Germany--9.94%

Apparel & Textiles--1.76%
  Adidas-Salomon AG                                   60,500          6,883,298
                                                                   ------------

Automotive--4.01%
  Continental AG                                     230,100          8,717,732
  DaimlerChrysler AG                                 148,800          6,936,783
                                                                   ------------
                                                                     15,654,515
                                                                   ------------

Consumer Goods--2.68%
  Metro AG                                           237,800         10,471,587

Industrials--1.49%
  Siemens AG (Foreign Registered)                     72,800          5,824,499
                                                                   ------------

  Total Germany                                                      38,833,899
                                                                   ------------

Hong Kong--3.48%

Financial Services--1.62%
  Swire Pacific Ltd                                1,029,900          6,340,907
                                                                   ------------

Real Estate--1.86%
  Henderson Land Development                       1,644,700          7,266,232
                                                                   ------------

  Total Hong Kong                                                    13,607,139
                                                                   ------------

Italy--1.70%

Energy--1.70%
  Saipem SPA                                         824,600          6,659,703
                                                                   ------------

  Total Italy                                                         6,659,703
                                                                   ------------

Japan--14.99%

Drugs & Health Care--4.04%
  Daiichi Pharmaceutical Co Ltd                      414,900          7,478,153
  Takeda Chemical Industries Ltd                      76,700          3,042,656
  Tanabe Seiyaku Co                                  646,700          5,251,589
                                                                   ------------
                                                                     15,772,398
                                                                   ------------

Electrical Equipment--3.09%
  Hitachi Ltd                                      1,336,800          8,060,604
  Kyocera Corp                                        60,400          4,025,351
                                                                   ------------
                                                                     12,085,955
                                                                   ------------
Financials--2.56%
  Sumitomo Trust & Banking                         1,697,800          9,983,796

Household Durables--1.37%
  Daiwa House Industry Co Ltd                        502,700          5,349,120

Insurance--3.93%
  Mitsui Sumitomo Insurance Co                     1,035,900          8,508,816
  Sompo Japan Insurance                              833,200          6,851,628
                                                                   ------------
                                                                     15,360,444
                                                                   ------------
  Total Japan                                                        58,551,713
                                                                   ------------

Mexico--2.14%

Telecommunications--2.14%
  Telefonos De Mexico SA ADR                         253,440          8,371,123
                                                                   ------------

  Total Mexico                                                        8,371,123
                                                                   ------------

Netherlands--7.21%

Banks--2.57%
  ABN Amro Holdings NV                               429,100         10,028,960

Chemicals--2.24%
  Akzo Novel NV                                      227,300          8,763,434

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred International Value Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Financial Services--2.40%
  ING Groep NV                                       403,360       $  9,396,870
                                                                   ------------

  Total Netherlands                                                  28,189,264
                                                                   ------------

Portugal--2.45%

Telecommunications--2.45%
  Portugal Telecom SGPS SA                           953,300          9,584,864
                                                                   ------------

  Total Portugal                                                      9,584,864
                                                                   ------------

Singapore--3.10%

Banks--2.14%
  United Overseas Bank Ltd                         1,074,000          8,347,642

Industrials--0.96%
Keppel Corp Ltd *                                  1,044,700          3,752,382
                                                                   ------------
  Total Singapore                                                    12,100,024
                                                                   ------------

South Korea--2.87%

Household Durables--1.27%
  Samsung Electronics Co Ltd                          13,125          4,968,003

Utilities--1.60%
  Korea Electric Power Corp                          348,800          6,264,641
                                                                   ------------

  Total South Korea                                                  11,232,644
                                                                   ------------

Spain--7.22%

Banks--2.41%
  BBV Argentaria                                     682,000          9,409,184

Utilities--4.81%
  Iberdrola SA                                       509,582         10,060,893
  Repsol YPF SA                                      448,600          8,738,205
                                                                   ------------
                                                                     18,799,098
                                                                   ------------

  Total Spain                                                        28,208,282
                                                                   ------------

Sweden--3.22%

Household Durables--2.07%
  Electrolux AB - Series B                           368,600          8,096,819

Machinery--1.15%
  Atlas Copco AB                                     125,700          4,500,021
                                                                   ------------

  Total Sweden                                                       12,596,840
                                                                   ------------

Switzerland--6.75%

Apparel & Textiles--2.45%
  Swatch Group                                        79,800          9,577,548

Chemicals--2.23%
  Givaudan AG                                         16,800          8,717,045

Construction Materials--2.07%
  Holcim Ltd *                                       173,700          8,086,252
                                                                   ------------

  Total Switzerland                                                  26,380,845
                                                                   ------------

United Kingdom--14.31%

Banks--4.29%
  Lloyds TSB Group Plc                             1,006,800          8,051,409
  Royal Bank of Scotland Plc                         296,058          8,698,760
                                                                   ------------
                                                                     16,750,169
                                                                   ------------

Construction Materials--2.07%
  Hanson Plc                                       1,106,000          8,099,429

Leisure Time Industries--2.63%
  Carnival Plc                                       255,279         10,257,494

Media--2.16%
  Pearson Plc                                        759,000          8,427,191

Telecommunications--3.16%
  Vodafone Group Plc                               4,999,478         12,360,191
                                                                   ------------

  Total United Kingdom                                               55,894,474
                                                                   ------------

Total Common Stock
  (Cost $292,307,122)                                               374,637,358
                                                                   ------------

--------------------------------------------------------------------------------
   SHORT TERM
INVESTMENTS--24.44%                              PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--3.68%
  State Street Repo, 6.625%,
    dated December 31, 2003, due
    January 4, 2004, repurchase price
    $14,655,469, collateralized by
    U.S. Treasury Bond ^^^                       $14,365,000         14,365,000
                                                                   ------------

Short Term Investment
Trust--20.76%
  Securities Lending Quality Trust ^^^
  1.16% yield as of December 31, 2003             81,144,036         81,144,036
                                                                   ------------
Total Short Term Investments
  (Cost $95,509,036)                                                 95,509,036
                                                                   ------------
Total Investments--120.32%
  (Cost $387,816,158)                                               470,146,394
                                                                   ------------
Other Assets & Liabilities---20.32%                                 (79,397,691)
                                                                   ------------
Total Net Assets--100%                                             $390,748,703
                                                                   ============
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Small Cap Growth Fund

--------------------------------------------------------------------------------
COMMON STOCK--93.04%                                SHARES             VALUE
--------------------------------------------------------------------------------

Aerospace--0.62%
  Aeroflex Incorporated *                             58,260       $    681,059

Banks--4.13%
  Boston Private Financial
    Holdings Inc                                      36,700            911,628
  Community First Bankshares Inc                      14,770            427,444
  East West Bancorp Inc                               15,930            855,122
  Local Financial Corporation *                       20,410            425,344
  NetBank Inc                                         59,210            790,454
  Southwest Bancorporation of
    Texas Inc                                         29,490          1,145,687
                                                                   ------------
                                                                      4,555,679
                                                                   ------------

Chemicals--1.67%
  Airgas Inc                                          26,820            576,094
  Hercules Incorporated *                             56,430            688,446
  Minerals Technologies Inc                            9,810            581,243
                                                                   ------------
                                                                      1,845,783
                                                                   ------------

Computer Software--6.94%
  Agile Software Corporation *                        59,140            585,486
  Ascential Software Corporation *                    30,340            786,716
  Avid Technology Inc *                               15,550            746,400
  FileNET Corporation *                               32,200            871,976
  Kronos Incorporated *                               20,665            818,541
  MicroStrategy Incorporated *                        17,710            929,421
  MSC.Software Corp *                                 72,740            687,393
  OPNET Technologies Inc *                            31,000            510,260
  SkillSoft PLC ADR *                                 55,710            481,892
  SupportSoft Inc *                                   50,970            670,256
  Verint Systems Inc *                                25,160            567,610
                                                                   ------------
                                                                      7,655,951
                                                                   ------------

Consumer Products--2.32%
  Pep Boys - Manny Moe & Jack                         23,280            532,414
  PETCO Animal Supplies Inc *                         17,750            540,488
  NBTY Inc *                                          29,300            786,998
  Tuesday Morning Corporation *                       23,270            703,918
                                                                   ------------
                                                                      2,563,818
                                                                   ------------
Discount & Fashion
Retailing--5.75%
  Carter's Inc *                                      21,310            542,340
  Casual Male Retail Group Inc *                     111,920            776,725
  Cost Plus Inc *                                     16,310            668,710
  Hot Topic Inc *                                     31,680            933,293
  Jos A Bank Clothiers Inc *                          14,720            510,637
  Sports Authority Inc *                              19,500            748,800
  Quicksilver Resources Inc *                         44,660            791,822
  Tractor Supply Company *                            12,520            486,903
  United Rentals Inc *                                45,670            879,604
                                                                   ------------
                                                                      6,338,834
                                                                   ------------

Electrical & Electronics--15.89%
  O2Micro International Limited *                     27,360            612,864
  Artesyn Technologies Inc *                          82,870            706,052
  Asyst Technologies Inc *                            46,030            798,621
  Cabot Microelectronics Corporation *                 6,620            324,380
  C&D Technologies Inc                                21,050            403,529
  ChipPAC Inc *                                       96,850            735,092
  Cymer Inc *                                         16,800            775,992
  FormFactor Inc *                                    18,720            370,656
  Integrated Device Technology Inc *                  46,830            804,071
  Lexar Media Inc *                                   42,970            748,967
  MasTec Inc *                                        51,410            761,382
  Merix Corporation *                                 29,210            716,521
  Micrel Incorporated *                               50,720            790,218
  Mindspeed Technologies Inc *                       127,190            871,252
  OmniVision Technologies Inc *                        9,210            508,853
  Plexus Corp *                                       30,170            518,019
  Power Integrations Inc *                            12,720            425,611
  Power-One Inc *                                     66,850            723,986
  Roper Industries Inc                                14,630            720,674
  Superconductor Technologies Inc *                   96,410            537,968
  TTM Technologies Inc *                              66,010          1,114,249
  UNOVA Inc *                                         33,490            768,596
  Varian Inc *                                        19,950            832,514
  Varian Semiconductor Equipment
    Associates Inc *                                  25,100          1,096,619
  Vitesse Semiconductor Corporation *                146,020            857,137
                                                                   ------------
                                                                     17,523,823
                                                                   ------------

Finance--4.03%
  Affiliated Managers Group *                          9,130            635,357
  eSPEED Inc *                                        25,130            588,293
  Investment Technology Group Inc *                   24,330            392,930
  Jefferies Group Inc                                 16,960            560,019
  Knight Trading Group Inc *                          45,710            669,194
  Portfolio Recovery Associates Inc *                 18,750            497,813
  Rewards Network Inc                                 42,330            451,238
  Wintrust Financial Corporation                      14,500            653,950
                                                                   ------------
                                                                      4,448,794
                                                                   ------------

Food--0.74%
  SunOpta Inc *                                       87,870            811,040

Health Care--19.28%
  Alkermes Inc *                                      67,100            905,850
  Beverly Enterprises Inc *                          109,650            941,894
  Cooper Companies Inc                                21,590          1,017,537
  Covance Inc *                                       29,530            791,404
  Dade Behring Holdings Inc *                         42,200          1,508,228
  Genesis HealthCare Corporation *                    15,160            345,345
  Gen-Probe Incorporated *                            31,440          1,146,617
  Immucor Inc *                                       29,334            598,120
  INAMED Corporation *                                21,090          1,013,585
  K-V Pharmaceutical Company *                        37,787            963,569
  Ligand Pharmaceuticals
    Incorporated *                                    57,210            840,415
  MGI Pharma Inc *                                    41,820          1,720,893
  NeighborCare Inc                                    30,320            598,820
  Nektar Therapeutics *                               46,570            633,818
  NPS Pharmaceuticals Inc *                           33,560          1,031,634
  OSI Pharmaceuticals Inc *                           23,100            744,051
  Penwest Pharmaceuticals Co *                        23,310            402,797
  Salix Pharmaceuticals Ltd *                         27,800            630,226
  Select Medical Corporation                          44,440            723,483
  Sierra Health Services Inc *                        36,350            997,808
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Small Cap Growth Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Health Care (continued)
  Sybron Dental Specialties Inc *                     33,160      $     931,796
  United Therapeutics Corporation *                   29,240            671,058
  USANA Health Sciences Inc *                         18,890            578,034
  Wilson Greatbatch Technologies Inc *                24,580          1,038,997
  Wright Medical Group Inc *                          15,980            486,431
                                                                   ------------
                                                                     21,262,410
                                                                   ------------

Housing & Real Estate--1.56%
  Dycom Industries Inc *                              30,490            817,742
  Ventas Inc REIT                                     41,010            902,220
                                                                   ------------
                                                                      1,719,962
                                                                   ------------

Insurance--0.89%
  Direct General Corporation                          13,610            450,491
  Platinum Underwriters Holdings Ltd                  17,660            529,800
                                                                   ------------
                                                                        980,291
                                                                   ------------

Leisure Time Industries--2.92%
  Alliance Gaming Corporation *                       37,440            922,896
  Multimedia Games Inc *                              12,860            528,546
  RARE Hospitality International Inc *                27,920            682,365
  Scientific Games Corporation *                      63,760          1,084,558
                                                                   ------------
                                                                      3,218,365
                                                                   ------------

Manufacturing--2.12%
  CUNO Incorporated *                                 10,840            488,125
  IDEX Corporation                                    16,990            706,614
  Nordson Corporation                                 13,610            469,953
  Wabash National Corporation *                       22,860            669,798
                                                                   ------------
                                                                      2,334,490
                                                                   ------------

Metals & Mining--1.19%
  GrafTech International Ltd *                        50,980            688,230
  Steel Dynamics Inc *                                26,390            619,901
                                                                   ------------
                                                                      1,308,131
                                                                   ------------

Paper & Forest Products--0.64%
  CLARCOR Inc                                         16,130            711,333

Publishing & Broadcasting--1.58%
  aQuantive Inc *                                     76,810            787,303
  CNET Networks Inc *                                139,450            951,049
                                                                   ------------
                                                                      1,738,352
                                                                   ------------

Service Industries--9.89%
  Administaff Inc *                                   35,500            616,990
  Akamai Technologies Inc *                           61,300            658,975
  Altiris Inc *                                       18,700            682,176
  Autobytel Inc *                                     65,510            594,831
  DiamondCluster International Inc *                  92,600            944,520
  Digitas Inc *                                       59,890            558,175
  1-800-FLOWERS.COM Inc *                             69,580            769,555
  Global Payments Inc                                 16,490            777,009
  Kroll Inc *                                         32,600            847,600
  Manhattan Associates Inc *                          20,900            577,676
  MPS Group Inc *                                    103,490            967,632
  Navigant Consulting Inc *                           47,210            890,381
  Openwave Systems Inc *                              47,810            525,910
  Tetra Tech Inc *                                    28,140            699,560
  Wireless Facilities Inc *                           53,450            794,267
                                                                   ------------
                                                                     10,905,257
                                                                   ------------

Telecommunications--4.59%
  Anaren Inc *                                        39,330            555,340
  F5 Networks Inc *                                   35,660            895,066
  MRV Communications Inc*                            126,350            475,076
  Primus Telecommunications Group
    Incorporated *                                    65,020            661,904
  Sonus Networks Inc *                               141,200          1,067,472
  Tekelec *                                           49,300            766,615
  Western Wireless Corporation *                      34,990            642,416
                                                                   ------------
                                                                      5,063,889
                                                                   ------------
Transportation--2.65%
  AirTran Holdings Inc *                              80,980            963,662
  Genesee & Wyoming Inc *                             16,010            504,315
  Mesa Air Group Inc *                                14,320            179,286
  Pacer International Inc *                           37,690            762,092
  US 1 Industries Inc *                               39,230            511,952
                                                                   ------------
                                                                      2,921,307
                                                                   ------------

Utilities & Power--3.64%
  CARBO Ceramics Inc                                  11,190            573,488
  KCS Energy Inc *                                    41,000            432,550
  Patina Oil & Gas Corporation                        17,240            844,584
  Southwestern Energy Company *                       31,340            749,021
  Tom Brown Inc *                                     27,620            890,745
  Ultra Petroleum Corp *                              21,560            530,802
                                                                   ------------
                                                                      4,021,190
                                                                   ------------

Total Common Stock
  (Cost $86,946,236)                                                102,609,758
                                                                   ------------

--------------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--24.60%                                 SHARES             VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--1.79%
  State Street Global Advisors
  Money Market Fund ^^^
  0.717% yield as of December 31, 2003             1,972,496          1,972,496
                                                                   ------------

Short Term Investment
Trust--22.81%
  Securities Lending Quality Trust ^^^
  1.16% yield as of December 31, 2003             25,161,177         25,161,177
                                                                   ------------

Total Short Term Investments
  (Cost $27,133,673)                                                 27,133,673
                                                                   ------------

Total Investments--117.64%
  (Cost $114,079,909)                                               129,743,431
                                                                   ------------

Other Assets & Liabilities-- -17.64%                                (19,458,241)
                                                                   ------------

Total Net Assets--100%                                             $110,285,190
                                                                   ============
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Mid Cap Growth Fund

--------------------------------------------------------------------------------
COMMON STOCK--92.39%                                SHARES             VALUE
--------------------------------------------------------------------------------

Automotive--2.22%
  Cummins Inc                                         11,520        $   563,789
  Eaton Corporation                                    3,720            401,686
  Navistar International Corporation *                11,730            561,750
  SPX Corporation                                      7,550            444,016
                                                                   ------------
                                                                      1,971,241
                                                                   ------------

Banks--1.06%
  Silicon Valley Bancshares *                         10,330            372,603
  Sovereign Bancorp Inc                               23,930            568,338
                                                                   ------------
                                                                        940,941
                                                                   ------------

Chemicals--1.81%
  Air Products & Chemicals Inc                        12,660            668,828
  Ecolab Inc                                          34,090            933,043
                                                                   ------------
                                                                      1,601,871
                                                                   ------------

Computer Software--3.98%
  Adobe Systems Incorporated                          22,260            874,818
  Citrix Systems Inc *                                18,810            398,960
  Macromedia Inc *                                    19,360            345,382
  Mercury Interactive Corporation *                   15,060            732,518
  Red Hat Inc *                                       22,810            428,144
  Siebel Systems Inc *                                53,940            748,148
                                                                   ------------
                                                                      3,527,970
                                                                   ------------

Consumer Products--3.18%
  NBTY Inc *                                          20,090            539,617
  Ruby Tuesday Inc                                    15,030            428,205
  Starbucks Corporation *                             34,550          1,142,223
  The Cheesecake Factory
    Incorporated *                                    16,140            710,644
                                                                   ------------
                                                                      2,820,689
                                                                   ------------

Discount & Fashion
Retailing--4.14%
  Chico's FAS Inc *                                   20,830            769,669
  Coach Inc *                                         22,020            831,255
  Cost Plus Inc *                                     10,580            433,780
  Rite Aid Corporation *                              82,250            496,790
  Tiffany & Co *                                      12,140            548,728
  Williams-Sonoma Inc *                               16,900            587,613
                                                                   ------------
                                                                      3,667,835
                                                                   ------------

Electrical & Electronics--14.00%
  ADTRAN Inc                                          15,620            484,220
  Agere Systems Inc *                                185,490            565,745
  AU Optronics Corp ADR                               32,910            392,287
  Cymer Inc *                                         13,630            629,570
  Fairchild Semiconductor
    International Inc *                               27,090            676,437
  FormFactor Inc *                                    24,570            486,486
  Integrated Device Technology Inc *                  44,230            759,429
  KLA-Tencor Corporation *                            14,390            844,261
  Lam Research Corporation *                          45,310          1,463,513
  Marvell Technology Group Ltd *                       9,160            347,439
  Molex Incorporated                                  21,390            746,297
  National Semiconductor
    Corporation *                                     19,240            758,248
  Novellus Systems Inc *                              22,490            945,705
  PMC - Sierra Inc *                                  33,080            666,562
  Sanmina - SCI Corporation *                         75,180            948,020
  Silicon Laboratories Inc *                          12,030            519,937
  UNOVA Inc *                                         23,690            543,686
  Vishay Intertechnology Inc *                        27,170            622,193
                                                                   ------------
                                                                     12,400,035
                                                                   ------------

Finance--8.39%
  Alliance Data Systems Corporation *                 22,180            613,942
  Ameritrade Holding Corporation *                    75,820          1,066,787
  CheckFree Corp *                                    19,350            535,028
  Cintas Corporation                                  10,850            543,911
  Fiserv Inc *                                        20,740            819,437
  Investors Financial Services Corp                   17,470            671,023
  Jefferies Group Inc                                 12,550            414,401
  Legg Mason Inc                                      12,910            996,394
  Providian Financial Corporation *                   29,070            338,375
  SEI Investments Company                             27,890            849,808
  T Rowe Price Group Inc                              12,310            583,617
                                                                   ------------
                                                                      7,432,723
                                                                   ------------

Food--1.05%
  Dean Foods Company *                                15,530            510,471
  Flowers Foods Inc                                   16,360            422,088
                                                                   ------------
                                                                        932,559
                                                                   ------------

Fuel--1.34%
  Nabors Industries Ltd *                              8,180            339,470
  Smith International Inc *                           20,380            846,178
                                                                   ------------
                                                                      1,185,648
                                                                   ------------

Health Care--19.11%
  Aetna Inc                                            9,760            659,581
  AmerisourceBergen Corporation                        7,890            443,024
  Caremark Rx Inc *                                   35,230            892,376
  Celgene Corporation *                               17,080            768,942
  Chiron Corporation *                                17,150            977,379
  Community Health Systems Inc *                      21,670            575,989
  Coventry Health Care Inc *                           7,080            456,589
  DENTSPLY International Inc                           7,590            342,840
  Fisher Scientific International Inc                 17,160            709,909
  Gen-Probe Incorporated *                            19,550            712,989
  Henry Schein Inc *                                  15,360          1,038,029
  INAMED Corporation *                                10,380            498,863
  Invitrogen Corporation *                             8,450            591,500
  IVAX Corporation *                                  30,080            718,310
  Medicis Pharmaceutical Corporation                   8,750            623,875
  Mid Atlantic Medical Services Inc *                 13,540            877,392
  Neurocrine Biosciences Inc *                        11,820            644,663
  Omnicare Inc                                        15,760            636,546
  PacifiCare Health Systems Inc *                      7,290            492,804
  Patterson Dental Company *                           8,500            545,360
  Pharmaceutical Resources Inc *                      10,850            706,878
  Taro Pharmaceuticals Industries Ltd *                5,560            358,620
  Universal Health Services Inc                        7,430            399,140
  Varian Inc *                                         8,150            563,165
  Watson Pharmaceuticals Inc *                        11,090            510,140
  Zimmer Holdings Inc *                               16,820          1,184,128
                                                                   ------------
                                                                     16,929,031
                                                                   ------------
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Mid Cap Growth Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Housing & Real Estate--0.71%
  Williams Industries Incorporated *                  64,120        $   629,658

Insurance--0.97%
  Axis Capital Holdings Limited                       12,150            355,752
  Radian Group Inc                                    10,310            502,613
                                                                   ------------
                                                                        858,365
                                                                   ------------

Leisure Time Industries--7.14%
  Electronic Arts Inc *                               18,090            864,340
  International Game Technology                       28,700          1,024,590
  Leapfrog Enterprises Inc *                          12,680            336,400
  Lexar Media Inc *                                   30,800            536,844
  Marriott International Inc                          12,950            598,290
  Marvel Enterprises Inc *                            24,270            706,500
  MGM MIRAGE *                                        12,580            473,134
  RARE Hospitality International Inc *                14,680            358,779
  Royal Caribbean Cruises Ltd                         20,150            701,019
  Starwood Hotels & Resorts
    Worldwide Inc                                     20,310            730,551
                                                                   ------------
                                                                      6,330,447
                                                                   ------------

Manufacturing--0.42%
  Crown Holdings Inc *                                40,700            368,742

Metals & Mining--1.49%
  Freeport-McMoRan Copper &
    Gold Inc                                          12,540            528,310
  Phelps Dodge Corporation *                          10,420            792,858
                                                                   ------------
                                                                      1,321,168
                                                                   ------------

Office Equipment &
Computers--0.69%
  Zebra Technologies Corporation *                     9,160            607,949

Oil & Gas--1.06%
  Chesapeake Energy Corporation                       29,150            395,857
  XTO Energy Inc                                      19,170            542,511
                                                                   ------------
                                                                        938,368
                                                                   ------------

Publishing & Broadcasting--3.10%
  Interpublic Group of Companies Inc                  43,040            671,424
  Pixar Inc *                                          8,430            584,115
  Univision Communications Inc *                      20,930            830,712
  XM Satellite Radio Holdings Inc *                   24,950            657,682
                                                                   ------------
                                                                      2,743,933
                                                                   ------------

Service Industries--9.86%
  Allied Waste Industries Inc *                       43,600            605,168
  CDW Corporation                                     19,850          1,146,536
  CNET Networks Inc *                                 84,420            575,744
  Education Management
    Corporation *                                     13,040            404,762
  Expeditors International of
    Washington Inc.                                    9,010            339,317
  GATX Corporation                                    15,340            429,213
  Manpower Inc                                        13,200            621,456
  Monster Worldwide Inc *                             22,720            498,931
  SINA Corp *                                         17,660            596,025
  SunGard Data Systems Inc *                          36,630          1,015,017
  Tetra Tech Inc *                                    23,990            596,391
  VeriSign Inc *                                      61,920          1,009,296
  Western Wireless Corporation *                      18,330            336,539
  Wireless Facilities Inc *                           37,950            563,937
                                                                   ------------
                                                                      8,738,332
                                                                   ------------

Telecommunications--5.82%
  Avaya Inc *                                         33,770            436,984
  CIENA Corporation *                                 67,230            446,407
  Comverse Technology Inc *                           61,500          1,081,785
  Corning Incorporated *                              88,130            919,196
  NetScreen Technologies Inc *                        24,560            607,860
  Polycom Inc *                                       28,770            561,590
  Sonus Networks Inc *                                92,810            701,644
  Time Warner Telecom Inc *                           39,370            398,818
                                                                   ------------
                                                                      5,154,284
                                                                   ------------

Transportation--0.39%
  AirTran Holdings Inc *                              29,100            346,287

Utilities--0.46%
  AES Corporation *                                   43,250            408,277

Total Common Stock
  (Cost $67,026,657)                                                 81,856,353
                                                                   ------------

--------------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--15.43%                                 SHARES             VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--0.42%
  State Street Global Advisors
  Money Market Fund ###^^^
  0.717% yield as of December 31, 2003               373,721            373,721
                                                                   ------------

Short Term Investment
Trust--15.01%
  Securities Lending Quality Trust ^^^
  1.16% yield as of December 31, 2003             13,298,109         13,298,109
                                                                   ------------
Total Short Term Investments
  (Cost $13,671,830)                                                 13,671,830
                                                                   ------------
Total Investments--107.82%
  (Cost $80,698,487)                                                 95,528,183
                                                                   ------------
Other Assets & Liabilities-- -7.82%                                  (6,927,994)
                                                                   ------------
Total Net Assets--100%                                             $ 88,600,189
                                                                   ============
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Large Cap Growth Fund

--------------------------------------------------------------------------------
COMMON STOCK--96.16%                                SHARES             VALUE
--------------------------------------------------------------------------------

Banks--0.89%
  Bank One Corp                                       79,100       $  3,606,169

Computer Software--6.11%
  Microsoft Corporation                              516,700         14,229,918
  PeopleSoft Inc *                                   140,900          3,212,520
  SAP AG ADR                                         172,800          7,181,568
                                                                   ------------
                                                                     24,624,006
                                                                   ------------

Consumer Products--7.88%
  Anheuser-Busch Companies Inc                        69,800          3,677,064
  Avon Products Inc                                   49,300          3,327,257
  Harley-Davidson Inc                                 77,200          3,669,316
  Harman International Industries
    Incorporated                                      13,200            976,536
  McDonald's Corporation                             217,600          5,403,008
  Procter & Gamble Company                            38,200          3,815,416
  Starbucks Corporation *                            210,500          6,959,130
  Whole Foods Market Inc *                            58,600          3,933,818
                                                                   ------------
                                                                     31,761,545
                                                                   ------------

Discount & Fashion
Retailing--7.69%
  Bed Bath & Beyond Inc *                            205,500          8,908,425
  CarMax Inc *                                         7,300            225,789
  Costco Wholesale Corporation *                     105,800          3,933,644
  Lowe's Companies Inc                                44,700          2,475,933
  Tiffany & Co                                       170,800          7,720,160
  Wal-Mart Stores Inc                                145,400          7,713,470
                                                                   ------------
                                                                     30,977,421
                                                                   ------------

Electrical & Electronics--12.71%
  Agilent Technologies Inc *                         267,200          7,812,928
  Altera Corporation *                               212,900          4,832,830
  Analog Devices Inc                                  70,000          3,195,500
  Applied Materials Inc *                            154,400          3,466,280
  Intel Corporation                                  440,600         14,187,320
  KLA-Tencor Corporation *                           102,700          6,025,409
  Marvell Technology Group Ltd *                      26,300            997,559
  Motorola Inc                                        41,100            578,277
  Texas Instruments Incorporated                     344,800         10,130,224
                                                                   ------------
                                                                     51,226,327
                                                                   ------------

Finance--9.94%
  American Express Company                           211,400         10,195,822
  Citigroup Inc                                      192,766          9,356,862
  Goldman Sachs Group Inc                             76,700          7,572,591
  Merrill Lynch & Co Inc                             125,100          7,337,115
  State Street Corporation ^^^                       107,200          5,582,976
                                                                   ------------
                                                                     40,045,366
                                                                   ------------

Fuel--4.40%
  BJ Services Company *                               87,600          3,144,840
  Schlumberger Limited                               144,800          7,923,456
  Total SA ADR                                        72,200          6,679,222
                                                                   ------------
                                                                     17,747,518
                                                                   ------------

Health Care--17.36%
  Allergan Inc                                        47,700          3,663,837
  Amgen Inc *                                        187,500         11,587,500
  AstraZeneca PLC ADR                                 90,600          4,383,228
  Caremark Rx Inc *                                   76,600          1,940,278
  Forest Laboratories Inc *                           42,500          2,626,500
  Genentech Inc *                                     80,600          7,541,742
  Gilead Sciences Inc *                               96,700          5,622,138
  MedImmune Inc *                                     95,700          2,430,780
  Medtronic Inc                                       96,200          4,676,282
  Novartis AG ADR                                     98,300          4,510,987
  Pfizer Inc                                         279,570          9,877,208
  Roche Holding AG ADR                                53,200          5,366,241
  Teva Pharmaceutical Industries
    Ltd ADR                                          101,200          5,739,052
                                                                   ------------
                                                                     69,965,773
                                                                   ------------

Insurance--1.28%
  American International Group Inc                    77,625          5,144,985

Leisure Time Industries--1.49%
  Electronic Arts Inc *                               84,200          4,023,076
  Marriott International Inc                          42,800          1,977,360
                                                                   ------------
                                                                      6,000,436
                                                                   ------------

Manufacturing--3.36%
  3M Co                                               46,000          3,911,380
  General Electric Company                           310,200          9,609,996
                                                                   ------------
                                                                     13,521,376
                                                                   ------------

Office Equipment &
Computers--6.39%
  Dell Inc *                                         267,600          9,087,696
  EMC Corporation *                                  429,600          5,550,432
  Hewlett-Packard Co                                 174,300          4,003,671
  International Business Machines
    Corporation                                       76,800          7,117,824
                                                                   ------------
                                                                     25,759,623
                                                                   ------------

Publishing & Broadcasting--5.87%
  Clear Channel Communications Inc                    79,300          3,713,619
  Hughes Electronics Corporation *                   160,198          2,651,275
  News Corporation
    Limited ADR PFD                                        1                 20
  Univision Communications Inc *                     155,500          6,171,795
  Viacom Inc                                         250,277         11,107,293
                                                                   ------------
                                                                     23,644,002
                                                                   ------------

Service Industries--4.85%
  Apollo Group Inc *                                  61,700          4,195,600
  eBay Inc *                                          86,500          5,587,035
  InterActiveCorp *                                  117,600          3,990,168
  Yahoo! Inc *                                       128,200          5,790,794
                                                                   ------------
                                                                     19,563,597
                                                                   ------------

Telecommunications--5.94%
  Cisco Systems Inc *                                631,600         15,341,564
  Nokia Oyj ADR                                       72,500          1,232,500
  QUALCOMM Inc                                        22,500          1,213,425
  Vodafone Group Plc ADR                             246,100          6,162,344
                                                                   ------------
                                                                     23,949,833
                                                                   ------------

Total Common Stock
  (Cost $327,047,955)                                               387,537,977
                                                                   ------------
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Large Cap Growth Fund continued

--------------------------------------------------------------------------------
   SHORT TERM
INVESTMENTS--5.00%                               PAR/SHARES            VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--0.36%
  State Street Repo, 3.625%,
    dated December 31, 2003
    due January 2, 2004, repurchase
    price $1,487,703 collateralized
    by U.S. Treasury Note ^^^                    $ 1,457,000       $  1,457,000
                                                                   ------------

Short Term Investment Trust--4.64%
  Securities Lending Quality Trust ^^^
  1.16% yield as of December 31, 2003             18,708,051         18,708,051
                                                                   ------------

Total Short Term Investments
  (Cost $20,165,051)                                               $ 20,165,051
                                                                   ------------
Total Investments--101.16%
  (Cost $347,213,006)                                               407,703,028
                                                                   ------------
Other Assets & Liabilities-- -1.16%                                  (4,680,430)
                                                                   ------------

Total Net Assets--100%                                             $403,022,598
                                                                   ============
--------------------------------------------------------------------------------

Preferred Value Fund

--------------------------------------------------------------------------------
COMMON STOCK--94.13%                                SHARES             VALUE
--------------------------------------------------------------------------------

Aerospace--1.08%
  Lockheed Martin Corporation                         17,400      $     894,360
  Northrop Grumman Corp                               26,980          2,579,288
                                                                   ------------
                                                                      3,473,648
                                                                   ------------

Banks--6.13%
  Bank of America Corp                                51,690          4,157,427
  Bank One Corp                                       33,160          1,511,764
  FleetBoston Financial Corporation                  102,360          4,468,014
  Mellon Financial Corporation                        92,680          2,975,955
  PNC Financial Services Group                        21,700          1,187,641
  SouthTrust Corporation                              23,750            777,338
  SunTrust Banks Inc                                  49,940          3,570,710
  Wells Fargo & Company                               17,200          1,012,908
                                                                   ------------
                                                                     19,661,757
                                                                   ------------

Chemicals--2.49%
  Air Products and Chemicals Inc                      34,470          1,821,050
  Dow Chemical Company                                38,070          1,582,570
  PPG Industries Inc                                  37,080          2,373,862
  Praxair Inc                                         13,380            511,116
  Syngenta AG ADR                                    126,030          1,698,884
                                                                   ------------
                                                                      7,987,482
                                                                   ------------

Computer Software--3.38%
  Electronic Data Systems Corporation                390,020          9,571,091
  Microsoft Corporation                               45,750          1,259,955
                                                                   ------------
                                                                     10,831,046
                                                                   ------------

Consumer Products--7.94%
  Altria Group Inc                                   291,510         15,863,974
  Diageo Plc                                          86,300          1,132,267
  Kimberly-Clark Corporation                          56,060          3,312,585
  Newell Rubbermaid Inc                               37,000            842,490
  PepsiCo Inc                                         11,930            556,177
  UST Inc                                            105,050          3,749,235
                                                                   ------------
                                                                     25,456,728
                                                                   ------------

Discount & Fashion
Retailing--0.27%
  Sears Roebuck & Co                                  18,700            850,663

Electrical & Electronics--2.48%
  Emerson Electric Co                                 33,120          2,144,520
  Energy East Corporation                             40,310            902,944
  FirstEnergy Corp                                    10,650            374,880
  Motorola Inc                                       102,230          1,438,376
  Noble Corporation *                                 35,100          1,255,878
  NSTAR                                               14,900            722,650
  TXU Corp                                            47,100          1,117,212
                                                                   ------------
                                                                      7,956,460
                                                                   ------------

Finance--16.94%
  American Express Company                           258,750         12,479,513
  Citigroup Inc                                      104,400          5,067,576
  Fannie Mae                                         188,970         14,184,088
  Freddie Mac                                        236,780         13,809,010
  Goldman Sachs Group Inc                             34,160          3,372,617
  Janus Capital Group Inc                              4,800             78,768
  Merrill Lynch & Co Inc                              90,680          5,318,382
                                                                   ------------
                                                                     54,309,954
                                                                   ------------

Food--9.71%
  Archer-Daniels-Midland Company                     145,510          2,214,662
  HJ Heinz Company                                    43,220          1,574,505
  Kellogg Company                                     85,800          3,267,264
  Kraft Foods Inc                                    226,730          7,305,241
  Kroger Co *                                        387,940          7,180,769
  McDonald's Corporation                              18,500            459,355
  Monsanto Company                                     2,600             74,828
  Safeway Inc *                                      250,110          5,479,910
  Sara Lee Corporation                               153,310          3,328,360
  Tyson Foods Inc                                     19,690            260,696
                                                                   ------------
                                                                     31,145,590
                                                                   ------------
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Value Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Fuel--7.58%
  Baker Hughes Incorporated                           12,350      $     397,176
  BP Plc ADR                                          71,060          3,506,811
  ChevronTexaco Corporation                           16,670          1,440,121
  ConocoPhillips                                      46,170          3,027,367
  El Paso Corporation                                739,550          6,056,915
  Exxon Mobil Corporation                            112,240          4,601,840
  National Fuel Gas Company                           18,920            462,405
  Schlumberger Limited                                24,370          1,333,526
  Total SA ADR                                        14,550          1,346,021
  Unocal Corporation                                  57,840          2,130,247
                                                                   ------------
                                                                     24,302,429
                                                                   ------------

Health Care--12.77%
  CVS Corporation                                     74,190          2,679,743
  Guidant Corporation                                  5,750            346,150
  HCA Inc                                            112,000          4,811,520
  Johnson & Johnson                                   71,900          3,714,354
  Novartis AG (Foreign Registered)                    42,770          1,940,948
  Pfizer Inc                                         254,980          9,008,443
  Roche Holding AG *                                  17,400          1,754,344
  Schering-Plough Corporation                        135,030          2,348,172
  Tenet Healthcare Corp *                            559,700          8,983,185
  Wyeth                                              126,600          5,374,170
                                                                   ------------
                                                                     40,961,029
                                                                   ------------

Housing & Real Estate--1.57%
  Apartment Investment &
    Management Co REIT                                77,130          2,660,985
  Equity Office Properties Trust REIT                 42,680          1,222,782
  Equity Residential REIT                             38,820          1,145,578
                                                                   ------------
                                                                      5,029,345
                                                                   ------------

Insurance--3.58%
  Allstate Corporation                                46,180          1,986,664
  Chubb Corporation                                   19,520          1,329,312
  Hartford Financial Services Group                   22,890          1,351,197
  Marsh & McLennan Companies Inc                       8,500            407,065
  MetLife Inc                                         81,810          2,754,543
  Old Republic International
    Corporation                                       61,005          1,547,087
  Travelers Property Casualty Corp                   124,940          2,096,493
                                                                   ------------
                                                                     11,472,361
                                                                   ------------

Leisure Time Industries--0.10%
  Hasbro Inc                                          15,700            334,096

Manufacturing--4.19%
  Deere & Company                                     18,130          1,179,357
  Honeywell International Inc                          8,100            270,783
  Tyco International Ltd                             451,900         11,975,350
                                                                   ------------
                                                                     13,425,490
                                                                   ------------

Metals & Mining--0.54%
  BHP Billiton Plc                                   121,100          1,054,908
  Rio Tinto Plc (Foreign Registered)                  24,040            662,142
                                                                   ------------
                                                                      1,717,050
                                                                   ------------

Office Equipment &
Computers--1.60%
  Hewlett-Packard Company                             21,700            498,449
  International Business Machines
    Corporation                                       20,430          1,893,452
  Pitney Bowes Inc                                    67,600          2,745,912
                                                                   ------------
                                                                      5,137,813
                                                                   ------------

Paper & Forest Products--0.87%
  Bowater Incorporated                                15,260            706,691
  International Paper Company                         31,340          1,351,067
  Smurfit-Stone Container
    Corporation *                                     38,810            720,702
                                                                   ------------
                                                                      2,778,460
                                                                   ------------

Publishing & Broadcasting--5.01%
  Interpublic Group of Companies Inc *               261,730          4,082,988
  Reed Elsevier Plc ADR                               58,240          1,962,688
  Time Warner Inc *                                  271,450          4,883,386
  Tribune Company                                     44,300          2,285,880
  Viacom Inc                                          64,170          2,847,865
                                                                   ------------
                                                                     16,062,807
                                                                   ------------

Service Industries--0.05%
  Finning International Inc                            6,800            157,852

Telecommunications--3.56%
  AT&T Wireless Services Inc *                       103,500            826,965
  BellSouth Corporation                               27,510            778,533
  Comcast Corporation *                               55,100          1,723,528
  Cox Communications Inc *                            52,730          1,816,549
  SBC Communications Inc                             132,600          3,456,882
  Verizon Communications Inc                          79,970          2,805,348
                                                                   ------------
                                                                     11,407,805
                                                                   ------------

Transportation--0.82%
  Union Pacific Corporation                           37,970          2,638,156

Utilities & Power--1.47%
  Cinergy Corp                                        28,400          1,102,204
  Devon Energy Corporation                            10,710            613,255
  Dominion Resources Inc                              10,000            638,300
  Entergy Corporation                                  7,200            411,336
  FPL Group Inc                                        9,820            642,424
  KeySpan Corporation                                 15,950            586,958
  PPL Corporation                                     16,470            720,559
                                                                   ------------
                                                                      4,715,036
                                                                   ------------

Total Common Stock
  (Cost $253,384,815)                                               301,813,057
                                                                   ------------
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Value Fund continued

--------------------------------------------------------------------------------
   SHORT TERM
INVESTMENTS--3.38%                                PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Government Sponsored--1.53%
  Federal National Mortgage
    Association
    0.75% January 2, 2004                        $ 4,901,000       $  4,900,898
                                                                   ------------

Short Term Investment
Trust--0.72%
  Securities Lending Quality Trust ^^^
  1.16% yield as of December 31, 2003              2,309,653          2,309,653
                                                                   ------------

Short Term Investment
Fund--1.13%
  State Street Global Advisors
  Money Market Fund ###^^^
  0.717% yield as of December 31, 2003             3,614,554          3,614,554
                                                                   ------------

Total Short Term Investments
  (Cost $10,825,105)                                                 10,825,105
                                                                   ------------

Total Investments--97.51%
  (Cost $264,209,920)                                               312,638,162
                                                                   ------------

Other Assets & Liabilities--2.49%                                     8,011,623
                                                                   ------------

Total Net Assets--100%                                             $320,649,785
                                                                   ============
--------------------------------------------------------------------------------

Preferred Asset Allocation Fund

--------------------------------------------------------------------------------
COMMON STOCK--45.75%                                SHARES             VALUE
--------------------------------------------------------------------------------

Aerospace--0.70%
  Boeing Co                                            4,872       $    205,306
  General Dynamics Corp                                1,620            146,432
  Goodrich Corporation                                   900             26,721
  Lockheed Martin Corporation                          4,538            233,253
  Northrop Grumman Corp                                  963             92,063
  Raytheon Co                                          4,770            143,291
  Rockwell Collins Inc                                 1,850             55,556
  United Technologies Corp                             2,860            271,042
                                                                   ------------
                                                                      1,173,664
                                                                   ------------

Automotive--0.50%
  Autonation Inc *                                     2,100             38,577
  Cooper Tire & Rubber Co                                300              6,414
  Cummins Engine Inc                                     200              9,788
  Dana Corp                                            2,528             46,389
  Delphi Automotive Systems Corp                       5,895             60,188
  Eaton Corp                                             600             64,788
  Ford Motor Corp                                     14,287            228,592
  General Motors Corp                                  4,560            243,504
  Goodyear Tire and Rubber Co *                          700              5,502
  Navistar International Corp *                          310             14,846
  Paccar Inc                                           1,290            109,805
  Visteon Corp                                           558              5,809
                                                                   ------------
                                                                        834,202
                                                                   ------------

Banks--3.48%
  AmSouth Bancorp                                      1,350             33,075
  Bank of America Corp                                11,352            913,041
  Bank of New York Inc                                 6,580            217,930
  Bank One Corp                                        7,828            356,879
  BB&T Corp                                            3,910            151,082
  Charter One Financial Inc                            2,044             70,620
  Comercia Inc                                           650             36,439
  Fifth Third Bancorp                                  4,703            277,947
  First Tennessee National Corp                        2,100             92,610
  FleetBoston Financial Corporation                    7,859            343,045
  JP Morgan Chase & Co                                15,237            559,655
  Keycorp                                              1,600             46,912
  Marshall & Illsley Corp                              3,150            120,488
  MBNA Corp                                           10,338            256,899
  National City Corp                                   4,600            156,124
  North Fork Bancorporation Inc                          600             24,282
  PNC Financial Services Group                         1,420             77,717
  Regions Financial Corp                               1,400             52,080
  SouthTrust Corporation                               2,300             75,279
  State Street Corporation ^^^                         1,640             85,411
  SunTrust Banks Inc                                   1,590            113,685
  Union Planters Corp                                    750             23,618
  US Bancorp                                          14,283            425,348
  Wachovia Corp                                        9,898            461,148
  Wells Fargo & Company                               13,480            793,837
  Zions Bancorp                                        1,050             64,397
                                                                   ------------
                                                                      5,829,548
                                                                   ------------

Chemicals--0.67%
  Air Products and Chemicals Inc                       1,100             58,113
  Dow Chemical Company                                 6,918            287,581
  Du Pont (EI) de Nemours & Co                         7,464            342,523
  Eastman Chemical Co                                    325             12,847
  Engelhard Corp                                         975             29,201
  Great Lakes Chemical Corp                              200              5,438
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Chemicals (continued)
  Hercules Inc *                                       2,950       $     35,990
  International Flavors &
    Fragrances Inc                                     1,200             41,904
  PPG Industries Inc                                   2,100            134,442
  Praxair Inc                                          2,580             98,556
  Rohm and Haas Company                                1,746             74,572
                                                                   ------------
                                                                      1,121,167
                                                                   ------------

Computer Software--2.36%
  Adobe Systems Inc                                    1,800             70,740
  Autodesk Inc                                           400              9,832
  Automatic Data Processing                            3,950            156,460
  BMC Software Inc *                                     900             16,785
  Citrix Systems Inc *                                 1,650             34,997
  Computer Associates
    International Inc                                  3,958            108,212
  Computer Sciences Corp *                             1,550             68,557
  Compuware Corp *                                     1,500              9,060
  Comverse Technology Inc *                              800             14,072
  Electronic Data Systems Corporation                  2,620             64,295
  First Data Corp                                      5,420            222,708
  Intuit Inc *                                         1,800             95,238
  Mercury Interactive Corp *                             400             19,456
  Microsoft Corporation                               79,720          2,195,489
  Novell Inc *                                         1,500             15,780
  Nvidia Corp *                                          600             13,950
  Oracle Corp *                                       39,828            525,730
  Parametric Technology Corp *                         1,000              3,940
  PeopleSoft Inc *                                     2,900             66,120
  Siebel Systems Inc *                                 1,900             26,353
  Symantec Corp *                                      2,800             97,020
  Veritas Software Corp *                              3,190            118,540
                                                                   ------------
                                                                      3,953,334
                                                                   ------------

Conglomerates--0.18%
  Cintas Corp                                            700             35,091
  Honeywell International Inc                          4,716            157,656
  Pall Corp                                              983             26,374
  PerkinElmer Inc                                        500              8,535
  Pinnacle West Capital Corp                             400             16,008
  Rockwell Automation Inc                              1,790             63,724
                                                                   ------------
                                                                        307,388
                                                                   ------------

Consumer Products--3.35%
  Alberto-Culver Co                                      200             12,616
  Altria Group Inc                                    15,090            821,198
  Anheuser-Busch Companies Inc                         6,560            345,581
  Avon Products Inc                                    1,100             74,239
  Bed Bath & Beyond Inc *                              2,200             95,370
  Best Buy Co Inc *                                    2,530            132,167
  BJ Services Co *                                     1,000             35,900
  Brown-Forman Corp                                      200             18,690
  Circuit City Stores Inc                                800              8,104
  Clorox Co                                            1,850             89,836
  Coca-Cola Company                                   18,360            931,770
  Coca-Cola Enterprises Inc                            6,000            131,220
  Colgate-Palmolive Co                                 4,000            200,200
  Coors (Adolph) Co                                      100              5,610
  Ecolab Inc                                           1,000             27,370
  Fortune Brands Inc                                   1,300             92,937
  Gillette Co                                          8,460            310,736
  Harley-Davidson Inc                                  2,790            132,609
  Liz Claiborne Inc                                      400             14,184
  Masco Corp                                           3,940            107,995
  Maytag Corp                                            300              8,355
  Newell Rubbermaid Inc                                2,209             50,299
  Nike Inc                                             2,380            162,935
  Pepsi Bottling Group Inc                             2,000             48,360
  PepsiCo Inc                                         12,753            594,545
  Procter & Gamble Company                             9,610            959,847
  RadioShack Corp                                        600             18,408
  Reebok International Ltd                               700             27,524
  Starbucks Corporation                                1,500             49,590
  Tupperware Corp                                        200              3,468
  UST Inc                                              1,180             42,114
  VF Corp                                                930             40,213
  Whirlpool Corp                                         300             21,795
                                                                   ------------
                                                                      5,615,785
                                                                   ------------

Containers & Packing--0.05%
  Ball Corporation                                       400             23,828
  Bemis Inc                                              200             10,000
  Pactiv Corp *                                          600             14,340
  Sealed Air Corp *                                      360             19,490
  Temple Inland Inc                                      200             12,534
                                                                   ------------
                                                                         80,192
                                                                   ------------

Discount & Fashion
Retailing--2.49%
  AutoZone Inc *                                         850             72,429
  Big Lots Inc *                                         500              7,105
  Costco Wholesale Corporation *                       3,450            128,271
  Dillard's Inc                                          300              4,938
  Dollar General Corp                                  2,671             56,064
  Family Dollar Stores Inc                               700             25,116
  Federated Department Stores                          1,330             62,683
  Gap Inc                                              9,437            219,033
  Home Depot Inc                                      17,394            617,313
  Jones Apparel Group Inc                              1,100             38,753
  Kohls Corp *                                         2,450            110,103
  Limited Brands Inc                                   3,892             70,173
  Lowe's Companies Inc                                 6,530            361,697
  May Department Stores Co                             1,100             31,977
  Nordstrom Inc                                        1,000             34,300
  JC Penney Inc                                        2,600             68,328
  Sears Roebuck & Co                                   2,280            103,717
  Target Corp                                          7,050            270,720
  Tiffany & Co                                         1,100             49,720
  TJX Companies Inc                                    3,750             82,688
  Toys "R" Us Inc *                                      800             10,112
  Wal-Mart Stores Inc                                 32,890          1,744,815
                                                                   ------------
                                                                      4,170,055
                                                                   ------------
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Electrical & Electronics--3.70%
  Advanced Micro Devices Inc *                         3,300       $     49,170
  Agilent Technologies Inc *                           4,023            117,633
  Altera Corporation *                                 4,260             96,702
  Analog Devices Inc                                   2,710            123,712
  Applied Micro Circuits Corp *                        1,200              7,176
  Broadcom Corp *                                      2,530             86,248
  Emerson Electrical Co                                2,260            146,335
  General Electric Co                                 72,880          2,257,822
  Intel Corporation                                   49,810          1,603,882
  Jabil Circuit Inc *                                  1,900             53,770
  Johnson Controls Inc                                   700             81,284
  KLA-Tencor Corporation *                             1,100             64,537
  Linear Technology Corp                               2,700            113,589
  LSI Logic Corp *                                     1,500             13,305
  Maxim Integrated Products Inc                        2,660            132,468
  Micron Technology Inc *                              5,260             70,852
  Millipore Corp *                                       200              8,610
  Molex Inc                                            1,425             49,718
  Motorola Inc                                        18,921            266,218
  National Semiconductor Corp *                        2,400             94,584
  Power-One Inc *                                        300              3,249
  QLogic Corp *                                        1,200             61,920
  Sanmina-SCI Corp *                                   2,000             25,220
  Solectron Corp *                                     3,300             19,503
  Symbol Technologies Inc                              2,300             38,847
  Tektronix Inc *                                      2,600             82,160
  Teradyne Inc *                                         700             17,815
  Texas Instruments Incorporated                      12,860            377,827
  Thermo Electron Corp *                               1,850             46,620
  Thomas & Betts Corp *                                  200              4,578
  Xilinx Inc *                                         2,230             86,390
                                                                   ------------
                                                                      6,201,744
                                                                   ------------

Finance--4.05%
  AMBAC Financial Group Inc                            1,100             76,329
  American Express Company                             9,230            445,163
  Bear Stearns Cos Inc                                   871             69,636
  Capital One Financial Corp                           1,190             72,935
  Charles Schwab Corp                                 12,815            151,730
  Cincinnati Financial Corp                            1,200             50,256
  Citigroup Inc                                       38,480          1,867,819
  Countrywide Financial Corp                           1,700            128,945
  Equifax Inc                                          1,800             44,100
  Fannie Mae                                           7,660            574,960
  Federated Investors Inc                                400             11,744
  Franklin Resources Inc                               1,900             98,914
  Freddie Mac                                          5,350            312,012
  Golden West Financial Corp                           1,400            144,466
  Goldman Sachs Group Inc                              3,500            345,555
  H & R Block Inc                                      2,350            130,120
  Huntington Bancshares Inc                            3,280             73,800
  Janus Capital Group Inc                                900             14,769
  Jefferson Pilot Corp                                   537             27,199
  John Hancock Financial Services                      2,700            101,250
  Lehman Brothers Holdings Inc                         2,280            176,062
  Mellon Financial Corp                                1,700             54,587
  Merrill Lynch & Co Inc                               7,000            410,550
  Morgan Stanley                                       8,446            488,770
  Northern Trust Corp                                    900             41,778
  Paychex Inc                                          2,345             87,234
  PMC Sierra Inc                                         700             14,105
  Principal Financial Group                            1,300             42,991
  Providian Financial Corp *                           1,100             12,804
  Prudential Financial Inc                             4,030            168,333
  SLM Corp                                             3,150            118,692
  Synovus Financial Corp                               1,200             34,704
  T Rowe Price Group Inc                                 900             42,669
  Washington Mutual Inc                                6,845            274,621
  XL Capital Ltd                                       1,100             85,305
                                                                   ------------
                                                                      6,794,907
                                                                   ------------

Food--0.87%
  Albertsons Inc                                       1,471             33,318
  Archer-Daniels-Midland Company                       6,538             99,508
  Campbell Soup Co                                     2,900             77,720
  ConAgra Inc                                          4,450            117,436
  General Mills Inc                                    1,700             77,010
  HJ Heinz Company                                     2,550             92,897
  Hershey Foods Corp                                     940             72,371
  Kellogg Company                                      4,350            165,648
  Kroger Co *                                          4,680             86,627
  McCormick & Co Inc                                     500             15,050
  Monsanto Company                                     2,842             81,793
  RJ Reynolds Tobacco Holdings Inc                       600             34,890
  Safeway Inc *                                        3,450             75,590
  Sara Lee Corporation                                 5,900            128,089
  Supervalu Inc                                        1,000             28,590
  Sysco Inc                                            3,810            141,846
  Winn Dixie Stores Inc                                  600              5,970
  WM Wrigley Jr Co                                       900             50,589
  YUM! Brands Inc *                                    2,366             81,390
                                                                   ------------
                                                                      1,466,332
                                                                   ------------

Fuel--2.65%
  Amerada Hess Corp                                      740             39,346
  Anadarko Petroleum Corp                              2,868            146,297
  Apache Corp                                          1,227             99,510
  Ashland Inc                                            600             26,436
  Baker Hughes Incorporated                            2,840             91,334
  Burlington Resources Inc                             1,455             80,578
  ChevronTexaco Corporation                            8,125            701,919
  ConocoPhillips                                       5,822            381,749
  Dynegy Inc *                                         1,500              6,420
  El Paso Corp                                         4,251             34,816
  Exxon Mobil Corporation                             50,228          2,059,348
  Halliburton Co                                       3,250             84,500
  Kerr-McGee Corp                                        421             19,572
  Kinder Morgan Inc                                    1,100             65,010
  Marathon Oil Corp                                    2,270             75,114
  Nabors Industries Ltd *                              1,100             45,650
  Noble Corp *                                           500             17,890
  Occidental Petroleum Inc                             3,150            133,056
  Rowan Companies Inc *                                  400              9,268
  Schlumberger Limited                                 3,480            190,426
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Fuel (continued)
  Sunoco Inc                                             800      $      40,920
  Transocean Inc *                                     2,750             66,028
  Unocal Corporation                                   1,000             36,830
                                                                   ------------
                                                                      4,452,017
                                                                   ------------

Health Care--6.22%
  Abbott Laboratories                                 11,660            543,356
  Allergan Inc                                           970             74,506
  AmerisourceBergen Corp                                 950             53,343
  Amgen Inc *                                         10,534            651,001
  Anthem Inc *                                         1,000             75,000
  Applera Corp-Applied
    Biosystems Group                                     800             16,568
  Bard (CR) Inc                                          400             32,500
  Bausch & Lomb Inc                                      550             28,545
  Baxter International Inc                             4,590            140,087
  Becton Dickinson & Co                                2,050             84,337
  Biogen Inc *                                         1,290             47,446
  Biomet Inc                                           2,725             99,217
  Boston Scientific Corp *                             6,560            241,146
  Bristol-Myers Squibb Co                             14,610            417,846
  Cardinal Health Inc                                  3,280            200,605
  Chiron Corp *                                        1,550             88,335
  CVS Corporation                                      4,200            151,704
  Eli Lilly and Company                                8,218            577,972
  Express Scripts Inc *                                  300             19,929
  Forest Laboratories Inc *                            2,140            132,252
  Genzyme Corp *                                       1,700             83,878
  Guidant Corp                                         2,780            167,356
  HCA Inc                                              2,399            103,061
  Health Management Associates Inc                     1,750             42,000
  Humana Inc *                                           600             13,710
  IMS Health Inc                                         900             22,374
  Johnson & Johnson                                   22,326          1,153,361
  King Pharmaceuticals Inc *                           2,083             31,787
  Manor Care Inc                                         300             10,371
  McKesson HBOC Inc                                    2,746             88,311
  Medco Health Solutions Inc *                         2,034             69,136
  MedImmune Inc *                                      1,760             44,704
  Medtronic Inc                                        8,100            393,741
  Merck & Co Inc                                      15,670            723,954
  Pfizer Inc                                          57,688          2,038,117
  Quest Diagnostics *                                    800             58,488
  Schering-Plough Corp                                 7,760            134,946
  Sigma-Aldrich Corp                                   1,500             85,770
  St Jude Medical Inc *                                1,000             61,350
  Stryker Corp                                         1,420            120,714
  Tenet Healthcare Corp *                              1,850             29,693
  United Healthcare Corp                               5,400            314,172
  Walgreen Co                                          6,990            254,296
  Watson Pharmaceuticals Inc *                           850             39,100
  Wellpoint Health Networks Inc *                      1,100            106,689
  Wyeth                                                9,970            423,227
  Zimmer Holdings Inc *                                1,940            136,576
                                                                   ------------
                                                                     10,426,577
                                                                   ------------

Housing & Real Estate--0.27%
  American Standard Cos Inc *                            300             30,210
  Apartment Investment &
    Management Co REIT                                   750             25,875
  Centex Corp                                            200             21,530
  Equity Office Properties Trust REIT                  2,950             84,518
  Equity Residential Properties
    Trust REIT                                         2,100             61,971
  KB Home                                                500             36,260
  Plum Creek Timber Co Inc REIT                        1,400             42,630
  Pulte Homes Inc                                        200             18,724
  Sherwin-Williams Co                                  2,050             71,217
  Simon Property Group Inc REIT                        1,350             62,559
                                                                   ------------
                                                                        455,494
                                                                   ------------

Insurance--1.96%
  Ace Ltd                                              2,400             99,408
  Aetna Inc                                            1,529            103,330
  Aflac Inc                                            4,640            167,875
  Allstate Corporation                                 6,488            279,114
  American International Group Inc                    19,447          1,288,947
  AON Corp                                             2,275             54,464
  Chubb Corporation                                    1,200             81,720
  Cigna Corp                                           1,100             63,250
  Hartford Financial Services Group                    3,060            180,632
  Lincoln National Corp                                1,900             76,703
  Loews Corp                                           1,340             66,263
  Marsh & McLennan Companies Inc                       3,210            153,727
  MBIA Inc                                               600             35,538
  MetLife Inc                                          5,970            201,010
  MGIC Investment Corp                                   400             22,776
  Progressive Corp                                     1,550            129,565
  Safeco Corp                                          1,000             38,930
  St Paul Cos Inc                                      1,882             74,621
  Torchmark Corp                                         400             18,216
  Travelers Property Casualty Corp                     7,518            127,580
  UnumProvident Corp                                   1,184             18,672
                                                                   ------------
                                                                      3,282,341
                                                                   ------------

Leisure Time Industries--0.85%
  American Greetings Corp *                              300              6,561
  Brunswick Corp                                       2,200             70,026
  Carnival Corp                                        4,390            174,415
  Darden Restaurants Inc                                 650             13,676
  Eastman Kodak Co                                     1,100             28,237
  Electronic Arts Inc *                                2,900            138,562
  Harrahs Entertainment Inc                            1,100             54,747
  Hasbro Inc                                             725             15,428
  Hilton Hotels Corp                                   1,500             25,695
  International Game Technology *                      2,700             96,390
  Marriott International Inc                           1,930             89,166
  Mattel Inc *                                         3,722             71,723
  McDonald's Corp                                      8,720            216,518
  Starwood Hotels & Resorts
    Worldwide Inc                                        800             28,776
  Walt Disney Co                                      15,810            368,847
  Wendy's International Inc                              800             31,392
                                                                   ------------
                                                                      1,430,159
                                                                   ------------
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Manufacturing--1.50%
  3M Co                                                5,920        $   503,378
  Applied Materials Inc *                             12,190            273,666
  Avery Dennison Corp                                    400             22,408
  Black & Decker Corp                                    950             46,854
  Caterpillar Inc ^                                    2,760            229,135
  Cooper Industries Ltd                                  700             40,551
  Corning Inc *                                       11,350            118,381
  Crane Co                                               200              6,148
  Danaher Corp                                         1,520            139,460
  Deere & Company                                      2,600            169,130
  Dover Corp                                           2,000             79,500
  Illinois Tool Works Inc                              1,640            137,612
  Ingersoll-Rand Co                                    2,070            140,512
  ITT Industries Inc                                     900             66,789
  Leggett & Platt Inc                                    700             15,141
  Parker Hannifin Corporation                            425             25,288
  Snap-On Inc                                            200              6,448
  Stanley Works                                          300             11,361
  Textron Inc                                            500             28,530
  Tyco International Ltd                              14,799            392,174
  Vulcan Materials Co                                    400             19,028
  Waters Corp *                                        1,350             44,766
                                                                   ------------
                                                                      2,516,260
                                                                   ------------

Metals & Mining--0.34%
  Alcoa Inc                                            6,348            241,224
  Allegheny Technologies Inc                             288              3,807
  Freeport McMoRan Copper &
    Gold Inc                                           1,300             54,769
  Newmont Mining Corp                                  3,168            153,996
  Nucor Corp                                             600             33,600
  Phelps Dodge Corp *                                    675             51,361
  United States Steel Corp                               760             26,615
  Worthington Industries Inc                             650             11,720
                                                                   ------------
                                                                        577,092
                                                                   ------------

Office Equipment &
Computers--2.92%
  American Power Conversion                              800             19,560
  Apple Computer Inc *                                 1,400             29,918
  Boise Cascade Corp                                     300              9,858
  Cisco Systems Inc *                                 50,660          1,230,531
  Dell Inc *                                          19,840            673,766
  Deluxe Corp                                            200              8,266
  EMC Corporation *                                   20,580            265,894
  Gateway Inc *                                        2,800             12,880
  Hewlett-Packard Company                             22,714            521,741
  International Business
    Machines Corporation                              12,770          1,183,524
  JDS Uniphase Corp                                    5,600             20,440
  Lexmark International Group Inc *                      930             73,135
  NCR Corp *                                             400             15,520
  Network Appliance Inc *                              2,900             59,537
  Novellus Systems Inc *                                 600             25,230
  Pitney Bowes Inc                                     2,770            112,517
  QUALCOMM Inc                                         5,570            300,390
  Staples Inc *                                        3,850            105,105
  Sun Microsystems Inc *                              12,700             57,023
  Sungard Data Systems Inc *                           2,300             63,733
  Unisys Corp *                                        1,700             25,245
  Xerox Corp *                                         5,850             80,730
                                                                   ------------
                                                                      4,894,543
                                                                   ------------

Paper & Forest Products--0.33%
  Georgia-Pacific Corp                                 2,058             63,119
  International Paper Company                          3,108            133,986
  Kimberly-Clark Corp                                  3,746            221,351
  Louisiana-Pacific Corp *                             2,350             42,018
  MeadWestvaco Corp                                      788             23,443
  Weyerhaeuser Co                                        900             57,600
                                                                   ------------
                                                                        541,517
                                                                   ------------

Publishing & Broadcasting--1.50%
  Clear Channel Communications Inc                     5,230            244,921
  Comcast Corporation *                               15,609            513,068
  Dow Jones & Co Inc                                     600             29,910
  Gannett Inc                                          1,480            131,957
  Knight-Ridder Inc                                      300             23,211
  McGraw-Hill Cos Inc                                  1,770            123,758
  Meredith Corp                                        1,300             63,453
  New York Times Co                                    1,000             47,790
  Time Warner Inc *                                   33,470            602,125
  Tribune Company                                      2,600            134,160
  Viacom Inc                                          13,632            604,988
                                                                   ------------
                                                                      2,519,341
                                                                   ------------

Service Industries--1.41%
  Allied Waste Industries Inc *                        1,200             16,656
  Apollo Group Inc *                                   1,450             98,600
  Cendant Corp *                                       8,028            178,784
  Concord EFS Inc *                                    3,960             58,766
  Convergys Corp *                                     1,620             28,285
  eBay Inc *                                           5,000            322,950
  Fedex Corp                                           2,602            175,635
  Fiserv Inc *                                         1,800             71,118
  Fluor Corp                                             300             11,892
  Genuine Parts Co                                       650             21,580
  Interpublic Group Cos Inc *                          3,080             48,048
  Monster Worldwide Inc *                                900             19,764
  Moody's Corp                                           900             54,495
  Office Depot Inc *                                   1,200             20,052
  Omnicom Group                                        1,370            119,642
  ProLogis                                             1,300             41,717
  Robert Half International Inc *                        700             16,338
  RR Donnelley & Sons Co                               1,250             37,688
  Sabre Holdings Corp                                    589             12,717
  United Parcel Service Inc                            8,400            626,220
  Waste Management Inc                                 4,239            125,474
  WW Grainger Inc                                        400             18,956
  Yahoo! Inc *                                         5,300            239,401
                                                                   ------------
                                                                      2,364,778
                                                                   ------------
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
COMMON STOCK                                         SHARES            VALUE
--------------------------------------------------------------------------------

Telecommunications--1.78%
  ADC Telecommunications Inc *                         3,100      $       9,207
  Alltel Corp                                          2,480            115,518
  Andrew Corp *                                        2,205             25,380
  AT&T Corp                                            5,863            119,019
  AT&T Wireless Services Inc *                        20,252            161,813
  Avaya Inc *                                          3,118             40,347
  BellSouth Corporation                               14,110            399,313
  CenturyTel Inc                                       1,150             37,513
  Ciena Corp *                                         3,400             22,576
  Citizens Communications Co *                         1,100             13,662
  Lucent Technologies Inc *                           16,321             46,352
  Nextel Communications Inc *                          8,740            245,244
  Qwest Communications
    International *                                   13,052             56,385
  SBC Communications Inc                              24,102            628,339
  Scientific-Atlanta Inc                               1,100             30,030
  Sprint Corp *                                        4,000             22,480
  Sprint Corp - PCS Group *                            7,380            121,180
  Tellabs Inc *                                        2,200             18,546
  Univision Communications Inc *                       3,700            146,853
  Verizon Communications Inc                          20,758            728,191
                                                                   ------------
                                                                      2,987,948
                                                                   ------------

Transportation--0.30%
  Burlington Northern Santa Fe Corp                    2,802             90,645
  CSX Corp                                             1,560             56,066
  Delta Airlines Inc *                                   950             11,220
  Norfolk Southern Corp                                2,900             68,585
  Ryder Systems Inc                                    1,300             44,395
  Southwest Airlines Co                                5,768             93,096
  Union Pacific Corporation                            1,910            132,707
                                                                   ------------
                                                                        496,714
                                                                   ------------

Utilities & Power--1.32%
  AES Corp *                                           4,950             46,728
  Allegheny Energy Inc *                                 500              6,380
  Ameren Corporation                                     600             27,600
  American Electric Power Co Inc                       3,610            110,141
  Calpine Corp *                                       1,600              7,696
  CenterPoint Energy Inc                               2,272             22,016
  Cinergy Corp                                           706             27,400
  CMS Energy Corp *                                      600              5,112
  Consolidated Edison Inc                                900             38,709
  Constellation Energy Group Inc                       1,610             63,048
  Devon Energy Corporation                             1,600             91,616
  Dominion Resources Inc                               2,512            160,341
  DTE Energy Co                                        1,400             55,160
  Duke Energy Co                                       6,902            141,146
  Edison International *                               2,530             55,483
  Entergy Corporation                                  2,090            119,402
  EOG Resources Inc                                    2,000             92,340
  Exelon Corp                                          2,467            163,710
  First Energy Corp                                    2,831             99,651
  FPL Group Inc                                          700             45,794
  KeySpan Corporation                                    600             22,080
  Nicor Inc                                              200              6,808
  NiSource Inc                                         1,037             22,752
  PG&E Corp *                                          3,010             83,588
  PPL Corporation                                      1,500             65,625
  Progress Energy Inc CVO                              1,952             88,348
  Public Service Enterprise Group Inc                  2,350            102,930
  Peoples Energy Corporation                             100              4,204
  Sempra Energy                                        2,000             60,120
  Southern Co                                          6,400            193,600
  TECO Energy Inc                                      2,050             29,536
  TXU Corp                                             2,897             68,712
  Williams Cos Inc                                     3,460             33,972
  XCEL Energy Inc                                      3,515             59,680
                                                                   ------------
                                                                      2,221,428
                                                                   ------------

Total Common Stock
  (Cost $78,869,255)                                                 76,714,527
                                                                   ------------

--------------------------------------------------------------------------------
FIXED INCOME--12.40%                                  PAR              VALUE
--------------------------------------------------------------------------------

U.S. Treasury--12.40%
  United States Treasury Bonds
    5.25% February 15, 2029 #                    $   610,000            615,385
    5.50% August 15, 2028 #                          360,000            374,977
    6.00% February 15, 2026 #                        150,000            166,342
    6.25% May 15, 2030 #                             660,000            761,629
    6.375% August 15, 2027 #                         215,000            249,702
    6.50% November 15, 2026 #                        145,000            170,579
    6.75% August 15, 2026 #                           30,000             36,307
    6.875% August 15, 2025 #                         255,000            311,947
    7.625% November 15, 2022 #                       150,000            196,465
    7.875% February 15, 2021 #                       265,000            352,585
    8.125% May 15, 2021 #                            250,000            340,664
    8.125% August 15, 2021 #                         305,000            415,956
    8.50% February 15, 2020 #                        180,000            251,402
    8.75% May 15, 2017 #                             335,000            469,471
    8.75% August 15, 2020 #                          435,000            622,050
    8.875% August 15, 2017 #                         245,000            346,981
    9.00% November 15, 2018 #                        210,000            302,835
    9.125% May 15, 2018 #                            155,000            224,805
    9.25% February 15, 2016 #                        125,000            179,419
    10.50% November 15, 2028 #                       930,000            936,721
    11.25% February 15, 2015 #                        55,000             88,030
    11.75% November 15, 2014 #                       165,000            236,640
    12.25% November 15, 2027 #                       570,000            642,631
    12.25% August 14, 2029 #                       1,174,000          1,330,380
    12.50% August 15, 2023 #                         920,000          1,048,621
    13.25% May 15, 2014 #                            185,000            274,971
    13.25% February 15, 2027 #                       280,000            334,436
    14.25% February 15, 2023 #                       575,000            717,649
    14.50% May 15, 2016 #                          1,230,000          1,534,377
    14.50% August 15, 2022 #                         505,000            637,345
    15.00% November 15, 2016 #                       575,000            732,047
    15.00% November 15, 2024 #                       314,000            409,537
    15.25% February 15, 2025 #                       325,000            429,216
    16.00% November 15, 2021 #                     1,055,000          1,424,827
    16.25% August 15, 2019 #                         836,000          1,129,253
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
FIXED INCOME                                          PAR              VALUE
--------------------------------------------------------------------------------

U.S. Treasury (continued)
  United States Treasury Bonds
    17.50% May 15, 2020 #                        $   485,000       $    692,565
    17.75% February 15, 2019 #                       335,000            478,945
    21.25% August 15, 2015 #                         645,000          1,004,084
    25.00% August 15, 2014 #                         220,000            321,826
                                                                   ------------
                                                                     20,793,602
                                                                   ------------

Total Fixed Income
  (Cost $18,887,938)                                                 20,793,602
                                                                   ------------

Total Long Term Assets
  (Cost $97,757,193)                                                 97,508,129
                                                                   ------------

--------------------------------------------------------------------------------
   SHORT TERM
INVESTMENTS--46.49%                               PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Commercial Paper--23.41%
  American Honda Finance Corp
    1.04% February 10, 2004 @                     $3,000,000          2,996,533
  Ciesco LP
    1.08% January 13, 2004 @                       3,000,000          2,998,920
  Citigroup Inc
    1.07% January 2, 2004 @                        4,970,854          4,970,706
    1.07% January 13, 2004 @                       3,000,000          2,998,930
  EI DuPont
    1.05% February 26, 2004                        3,000,000          2,995,100
  General Electric Capital Corp
    1.09% January 30, 2004                         3,000,000          2,997,366
  Household Finance Corp
    1.08% January 15, 2004 @                       3,000,000          2,998,740
  International Lease Financing
    1.05% January 13, 2004 @                       3,000,000          2,998,950
    1.08% January 13, 2004 @                       4,300,000          4,298,581
  Metlife Funding Inc
    1.05% January 14, 2004                         3,000,000          2,998,863
National City Credit Corp
    1.045% January 16, 2004 @                      3,000,000          2,998,694
  PACCAR Financial Corp
    1.06% February 11, 2004                        3,000,000          2,996,378
                                                                   ------------
                                                                     39,247,761
                                                                   ------------


Repurchase Agreements--10.90%
  State Street Repo, 3.625%,
    dated December 31, 2003
    due January 2, 2004, repurchase
    price $18,651,579, collateralized
    by U.S. Treasury Notes ^^^                   $18,281,000         18,281,000
                                                                   ------------

Short Term Investment
Fund--1.63%
  State Street Global Advisors
  Money Market Fund ###^^^
  0.717% yield as of December 31, 2003             2,728,627          2,728,627
                                                                   ------------

Short Term Investment
Trust--9.18%
  Securities Lending Quality Trust
  1.16% yield as of
    December 31, 2003 ^^^                         15,388,795         15,388,795
                                                                   ------------

U.S. Treasury--1.37%
  United States Treasury Bills
  0.83% March 18, 2004                             2,300,000          2,295,917
                                                                   ------------

Total Short Term Investments
  (Cost $77,942,100)                                                 77,942,100
                                                                   ------------

Total Investments--104.64%
  (Cost $175,699,293)                                               175,450,229
                                                                   ------------

Other Assets & Liabilities-- -4.64%                                  (7,783,421)
                                                                   ------------

Total Net Assets--100%                                             $167,666,808
                                                                   ============
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund

--------------------------------------------------------------------------------
FIXED INCOME--99.61%                                 PAR+              VALUE
--------------------------------------------------------------------------------

ASSET BACKED--2.81%
  AQ Financial
    1.37% August 25, 2008 ** ###                 $ 2,008,191       $  2,008,191
  Capital Auto Receivable
    1.16% June 15, 2005 ###                        2,130,000          2,129,616
  Conseco Financial Securitization
    Corp
    6.60% February 1, 2033                           950,297            926,201
    7.27% September 1, 2032 ###                      800,000            768,326
    7.70% February 1, 2032                           300,000            304,728
  Mesa Global Issuance Co
    5.00% April 18, 2005 IO                        1,309,091             54,327
  M & I Auto Loan Trust
    2.31% February 20, 2008                          780,000            780,540
  Option One Mortgage Securities
    Corp
    1.50% January 26, 2010 ###                       376,360            376,818
  Pegasus Aviation Lease Securities
    8.37% March 25, 2030                             400,000            239,032
  PSNH Funding LLC
    6.48% May 1, 2015                              1,000,000          1,132,999
                                                                   ------------
                                                                      8,720,778
                                                                   ------------

Collateralized Mortgage
Obligations--11.27%
  Bayview Financial Asset Trust
    1.66% January 25, 2033 **###                   1,629,425          1,635,790
  Bear Stearns
    1.49% January 25, 2034 ###                     2,541,333          2,541,365
    1.72% December 31, 2013 **###                  1,850,000          1,844,872
  CDC Mortgage Capital Trust
    1.60% March 25, 2033                           1,315,345          1,319,322
  Centex Corp
    1.475% December 25, 2032 ###                   1,356,860          1,359,799
  Conseco Financial Securitization
    Corp
    1.46% February 15, 2031 ###                    1,571,590          1,570,931
  Credit Suisse First Boston USA
    1.77% November 25, 2031                        2,225,145          2,233,608
  Crusade Global
    1.33% September 18, 2034 ###                   2,555,741          2,555,817
  CS First Boston Mortgage Securities
    Corp
    1.36% September 15, 2013 ###                     524,475            524,377
  CWABS Inc
    1.24% February 25, 2022                        2,471,202          2,470,675
    1.53% November 15, 2028 ###                    1,186,773          1,194,057
  Deutsche Mortgage and Asset
    Receiving Corp
    6.538% June 15, 2031                           2,270,000          2,486,057
  Diversified REIT Trust
    0.542% March 18, 2011 ** ### IO               18,062,532            369,740
  EMC Mortgage Loan Trust
    1.66% November 25, 2041                        2,412,577          2,419,740
  GMAC Commercial Mortgage
    Securities
    6.70% May 15, 2030                             1,850,000          2,069,703
  GS Mortgage Securities Corp
    6.62% October 18, 2030                           700,000            775,580
  IMPAC CMB Trust
    1.57% March 25, 2033                           1,668,191          1,672,051
  Option One Mortgage Securities
    Corp
    1.37% June 26, 2010 **                         2,019,372          2,019,372
  Provident Bank Home Equity
    Loan Trust
    1.50% January 25, 2031 ###                       567,735            566,761
  Residential Asset Securities Corp
    1.385% March 25, 2029 ###                      1,112,880          1,113,635
  Structured Asset Securities Corp
    1.61% August 25, 2032 ###                      1,165,419          1,169,182
  Wachovia Bank National Association
    1.48% March 15, 2015 ###                       1,075,855          1,075,581
                                                                   ------------
                                                                     34,988,015
                                                                   ------------

Electric--3.02%
  AES Corp.
    8.75% June 15, 2008                               39,000             41,828
    8.75% May 15, 2013                               449,000            501,758
    8.875% February 15, 2011                          47,000             51,230
    9.375% September 15, 2010                         92,000            102,005
    9.50% June 1, 2009                                95,000            105,331
    10.00% December 12, 2005 **                      105,043            106,882
  Allied Waste North America Inc
    7.625% January 1, 2006                            22,000             23,155
    8.50% December 1, 2008                            42,000             46,725
    8.875% April 1, 2008                             158,000            176,960
  Calpine Corp
    7.75% April 15, 2009                              18,000             13,860
    8.50% February 15, 2011                           86,000             68,048
    8.625% August 15, 2010                            20,000             15,600
    8.75% July 15, 2007                              260,000            213,200
  Chesapeake Energy Corp
    8.125% April 1, 2011                              80,000             88,800
  Columbia/HCA Healthcare Corp
    7.25% May 20, 2008                                40,000             43,920
  Dominion Resources Inc
    5.70% September 17, 2012                         150,000            158,045
    8.125% June 15, 2010                             470,000            563,789
  Duke Energy Co
    3.75% March 5, 2008                              440,000            443,442
    6.25% January 15, 2012                           165,000            178,460
  El Paso Electric Co
    8.375% June 15, 2032                             685,000            700,070
  First Energy Corp
    5.50% November 15, 2006                          110,000            113,943
    6.45% November 15, 2011                          200,000            207,290
    7.375% November 15, 2031                          60,000             61,379
  General Dynamics Corp
    4.25% May 15, 2013                             1,400,000          1,339,369
  Midamerican Energy Co
    6.75% December 30, 2031                          165,000            178,606
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
FIXED INCOME                                         PAR+              VALUE
--------------------------------------------------------------------------------

Electric (continued)
  Niagara Mohawk Power Corp
    7.75% October 1, 2008                         $1,150,000         $1,334,554
  Oncor Electric Delivery Co
    6.375% January 15, 2015                          100,000            108,713
  Orion Power Holdings Inc
    12.00% May 1, 2010                               160,000            194,400
  Sonat Inc
    7.625% July 15, 2011                             340,000            314,925
  Southern Natural Gas Co
    8.00% March 1, 2032                              830,000            856,975
  Tennessee Valley Authority
    6.25% December 15, 2017                          490,000            539,888
  TXU Energy Co LLC
    6.375% June 15, 2006                              60,000             63,450
    7.00% March 15, 2013                             130,000            143,779
  XTO Energy Inc
    6.25% April 15, 2013                             260,000            273,650
                                                                   ------------
                                                                      9,374,029
                                                                   ------------

Finance & Banking--6.33%
  Bank of America Corp
    7.40% January 15, 2011                           750,000            879,623
  Bank One Corp
    5.90% November 15, 2011                          825,000            891,205
  Bear Stearns Cos Inc
    1.39% June 19, 2006 ###                          200,000            200,550
  Citigroup Inc
    7.25% October 1, 2010                          1,040,000          1,212,180
    7.375% April 2, 2007                             200,000            225,898
    7.75% April 2, 2012                              260,000            307,174
  Credit Suisse First Boston USA
    4.625% January 15, 2008                          450,000            468,452
  First Union National Bank Inc
    7.80% August 18, 2010                            685,000            826,433
  General Electric Capital Corp
    5.45% January 15, 2013 MTN                     1,170,000          1,217,183
    5.875% February 15, 2012 MTN                   1,280,000          1,375,661
  General Motors Acceptance Corp
    4.375 December 10, 2007                          160,000            161,645
    6.125% September 15, 2006                        100,000            107,025
    6.125% February 1, 2007                          465,000            500,069
    6.15% April 5, 2007                              560,000            600,185
    6.875% September 15, 2011                        370,000            398,537
    7.25% March 2, 2011                              375,000            411,416
  Goldman Sachs Group Inc
    4.125% January 15, 2008                          290,000            297,338
    4.75% July 15, 2013                               80,000             77,966
    6.60% January 15, 2012                           350,000            391,136
  Health Care REIT Inc
    8.00% September 12, 2012                          79,000             91,077
  Household Finance Corp
    6.375% October 15, 2011                          220,000            242,260
    6.375% November 27, 2012                         420,000            460,763
    6.75% May 15, 2011                               585,000            658,560
    7.00% May 15, 2012                                20,000             22,807
  JP Morgan Chase & Co
    4.50% November 15, 2010                          375,000            401,361
    5.35% March 1, 2007                              530,000            558,879
    5.75% January 2, 2013                            290,000            323,962
    6.625% March 15, 2012                            240,000            241,907
  Lehman Brothers Holdings Inc
    6.25% May 15, 2006                               525,000            570,360
    6.625% January 18, 2012                          235,000            265,201
  Merrill Lynch & Co Inc
    3.375% September 14, 2007                        385,000            389,973
  Morgan Stanley Group Inc
    3.625% April 1, 2008                              10,000             10,014
    5.30% March 1, 2013                               90,000             91,935
    5.80% April 1, 2007                              825,000            896,760
  Seariver Maritime Financial Holdings
    0.01% September 1, 2012                          780,000            511,214
  Standard Chartered Bank
    8.00% May 30, 2031 **                            120,000            145,006
  US Bancorp
    3.125% March 15, 2008                            420,000            414,180
  US Bank National Association
    6.375% August 1, 2011                            265,000            295,466
  Wells Fargo & Co
    1.27% June 12, 2006 ###                        1,220,000          1,221,394
    3.50% April 4, 2008                              280,000            280,894
    6.375% August 1, 2011                            900,000          1,003,477
                                                                   ------------
                                                                     19,647,126
                                                                   ------------

Foreign Government--10.83%
  Brazil (Federative Republic)
    2.0625% Callable, Sinkable,
      Floating Rate Bond,
      April 15, 2009 ###                             155,299            146,952
    2.0625% Callable, Sinkable,
      Floating Rate Bond,
      April 15, 2012 ###                             760,000            682,100
    8.00% Callable, Sinkable,
      Fixed Rate Note, April 15, 2014                788,102            772,340
    11.00% Callable, Fixed Rate Bond,
      August 17, 2040                                670,000            737,000
    12.00% Fixed Rate Note,
      April 15, 2010                                 370,000            444,000
    14.50% Fixed Rate Note,
      October 15, 2009                               260,000            339,950
    1.94% Sinkable, Floating Rate
      Bond, March 20, 2007 ** ###                  1,550,000          1,544,203
  Bulgaria (National Republic)
    8.25% Fixed Rate Bond,
      January 15, 2015 **                            920,000          1,078,700
  Canada (National Republic)
    3.50% Fixed Rate Note,
      September 17, 2007                             875,000            889,102
  Colombia
    10.50% Fixed Rate Note,
      July 9, 2010                                   260,000            291,460
    11.75% Fixed Rate Bond,
      February 25, 2020                              380,000            457,900
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
FIXED INCOME                                         PAR+              VALUE
--------------------------------------------------------------------------------

Foreign Government (continued)
  Germany (Federal Republic)
    3.375% Fixed Rate Bond,
      January 23, 2008                            $1,030,000       $  1,037,461
    3.75% Fixed Rate Bond,
      January 4, 2009                              4,938,000          6,279,808
    5.00% Fixed Rate Bond,
      January 4, 2012                              2,200,000          2,936,819
    5.50% Fixed Rate Bond,
      January 4, 2031                              5,580,000          7,618,275
  Italy (Republic of)
    2.50% Fixed Rate Bond,
      March 31, 2006                                 380,000            381,053
  Mexico (United Mexican States)
    8.375% Fixed Rate Note,
      January 14, 2011                               980,000          1,163,750
    11.50% Fixed Rate Bond,
      May 15, 2026                                 2,260,000          3,271,350
  Panama (Republic of)
    9.375% Fixed Rate Bond,
      July 23, 2012                                  130,000            148,200
    9.625% Fixed Rate Bond,
      February 8, 2011                               360,000            415,800
    10.75% Fixed Rate Bond,
      May 15, 2020                                   220,000            264,000
  Peru (Republic of)
    4.50% Variable Rate Bond,
      Libor + .8125%,
      March 7, 2017 ###                               40,000             35,600
    5.00% Variable Rate Bond,
      Libor + .8125%,
      March 7, 2017 ###                              695,600            643,221
    8.75% Fixed Rate Bond,
      November 21, 2033                              140,000            140,000
    9.125% Fixed Rate Note,
      February 21, 2012                               50,000             55,750
    9.875% Fixed Rate Note,
      February 6, 2015                                70,000             81,200
  Philippines Republic
    9.875% Fixed Rate Note,
      January 15, 2019                               350,000            370,125
    10.625% Fixed Rate Note,
      March 16, 2025                                 210,000            233,625
  Russian Federation
    5.00% Step-up Coupon,
      March 31, 2030 ###                           1,140,000          1,092,975
    8.25% Fixed Rate Bond,
      March 31, 2010                                  60,000             67,050
                                                                   ------------
                                                                     33,619,769
                                                                   ------------

Government Sponsored--16.59%
  Federal Home Loan Mortgage Corp
    5.50% October 1, 2017                            168,972            175,262
    7.00% May 1, 2029                                584,237            618,798
  Federal National Mortgage
    Association
    4.50% 15 Years TBA                             3,000,000          3,002,814
    5.00% 15 Years TBA                             5,500,000          5,608,284
  Federal National Mortgage
    Association
    5.50% 15 Years TBA                             9,310,000          9,644,583
    6.00% 15 Years TBA                            12,580,000         13,189,350
    6.00% March 1, 2016                            1,013,714          1,064,425
    6.00% 30 Years TBA                            15,200,000         15,708,258
    6.50% July 1, 2032                               192,632            201,491
    7.00% 30 Years TBA                             2,160,000          2,286,900
                                                                   ------------
                                                                     51,500,165
                                                                   ------------

Industrials--12.26%
  Abitibi-Consolidated Inc
    8.50% August 1, 2029                              11,000             11,468
    8.55% August 1, 2010                              85,000             94,656
  Altria Group Inc
    7.00% November 4, 2013                           230,000            245,363
    7.75% January 15, 2027                           570,000            615,012
  Amerigas Partners LP
    8.875% May 20, 2011                               80,000             88,000
  AmerisourceBergen Corp
    8.125% September 1, 2008                          72,000             81,180
  Anadarko Petroleum Corp
    6.75% May 1, 2011                                335,000            379,766
  Anderson Exploration Ltd
    6.75% March 15, 2011                             200,000            221,798
  AOL Time Warner Inc
    7.70% May 1, 2032                              1,230,000          1,435,540
  Apache Corp
    6.25% April 15, 2012                             440,000            489,141
  Boeing Capital Corp
    6.50% February 15, 2012                          535,000            584,938
  Bristol-Myers Squibb Co
    5.75% October 1, 2011                            660,000            713,211
  Canadian Pacific Railway Ltd
    7.125% October 15, 2031                          575,000            663,419
  Cascades Inc
    7.25% February 15, 2013                          179,000            188,845
  ChevronTexaco Corp
    3.50% September 17, 2007                         625,000            636,548
  Conoco Inc
    6.95% April 15, 2029                             955,000          1,083,007
  ConocoPhillips
    5.90% October 15, 2032                             5,000              5,013
  CSC Holdings
    7.625% April 1, 2011                             130,000            136,825
  DaimlerChrysler Holdings
    6.50% November 15, 2013                          110,000            115,875
    7.30% January 15, 2012                           290,000            322,900
    7.75% January 18, 2011                           235,000            268,736
  Devon Energy Corp
    6.875% September 30, 2011                        250,000            283,481
    7.95% April 15, 2032                             325,000            391,873
  Dimon Inc
    7.75% June 1, 2013 **                             90,000             92,700
  Dow Chemical Co
    6.00% October 1, 2012                            325,000            342,106

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
FIXED INCOME                                          PAR+             VALUE
--------------------------------------------------------------------------------

Industrials (continued)
  DR Horton Inc
    5.875% July 1, 2013                          $   102,000        $   102,000
    8.50% April 15, 2012                             105,000            118,650
  Eastman Kodak Company
    7.25% November 15, 2013                           95,000             99,678
  EIRCOM Funding
    8.25% August 15, 2013 **                         120,000            122,832
  Entercom Communications Corp
    7.625% March 1, 2014                             130,000            139,588
  Ford Motor Company
    6.875% February 1, 2006                          100,000            106,731
    7.45% July 16, 2031                            1,170,000          1,268,940
    7.875% June 15, 2010                           1,405,000          1,569,898
  General Motors Corp
    7.125% July 15, 2013                              20,000             21,933
    7.20% January 15, 2011                           435,000            478,276
  Georgia-Pacific Corp
    8.125% May 15, 2011                               87,000             95,700
    8.875% May 15, 2031                              171,000            188,100
  Grant Prideco Inc
    9.00% December 15, 2009                           81,000             89,303
  Harrah's Entertainment Inc
    7.875% December 15, 2005                         210,000            228,375
  HCA Inc
    6.30% November 1, 2012                           220,000            226,824
  HMH Properties Inc
    7.875% August 1, 2008                             80,000             83,200
  Hilton Hotels Corp
    7.625% May 15, 2008                              127,000            141,288
  Host Marriott Corp
    9.50% January 15, 2007                            76,000             84,550
  Hydro Quebec
    7.50% April 1, 2016                              815,000          1,004,542
  IMC Global Inc
    10.875% June 1, 2008                              10,000             11,000
    10.875% August 1, 2013 **                         50,000             54,750
    11.25% June 1, 2011                              100,000            110,000
  International Business
    Machines Corp
    4.75% November 29, 2012                        1,230,000          1,232,600
  International Paper Company
    5.85% October 30, 2012                           120,000            120,446
  Iron Mountain Inc PA
    8.625% April 1, 2013                              85,000             91,800
  ITT Industries Inc
    6.75% November 15, 2005                           13,000             13,650
  John Deere Capital Corp
    7.00% March 15, 2012                             500,000            575,995
  Kellogg Inc
    6.60% April 1, 2011                              745,000            834,916
  KeyCorp
    3.05% November 22, 2006 MTN                    1,900,000          1,906,129
  Kraft Foods Inc
    5.25% June 1, 2007                               400,000            425,561
    5.625% November 1, 2011                          340,000            343,064
    6.25% June 1, 2012                               340,000            370,553
  Liberty Media Corporation
    2.64% September 17, 2006                         860,000            869,348
    3.50% September 25, 2006                         900,000            904,497
    7.75% July 15, 2009                              270,000            309,574
  Lockheed Martin Corp
    8.50% December 1, 2029                           175,000            229,315
  Manor Care Inc
    8.00% March 1, 2008                              125,000            141,250
  MeadWestvaco Corp
    6.85% April 1, 2012                              335,000            368,493
  MGM Grand Inc
    9.75% June 1, 2007                               125,000            142,500
  MGM Mirage
    8.375% February 1, 2011                           11,000             12,458
    8.50% September 15, 2010                          40,000             45,900
  Millennium America Inc
    7.00% November 15, 2006                          120,000            123,000
  Mohegan Tribal Gaming Authority
    6.375% July 15, 2009                              76,000             78,470
    8.125% January 1, 2006                            10,000             10,775
  News America Inc
    6.55% March 15, 2033                             370,000            384,365
    7.30% April 30, 2028                             360,000            402,032
    7.625% November 30, 2028                         240,000            278,005
    8.875% April 26, 2023                            170,000            217,932
  Norfolk Southern Corp
    6.75% February 15, 2011                          145,000            165,129
  Omnicare Inc
    8.125% March 15, 2011                             59,000             64,458
  Park Place Entertainment Corp
    7.00% April 15, 2013                               8,000              8,540
    9.375% February 15, 2007                          93,000            105,323
  Peabody Energy Corp
    6.875% May 15, 2008                              137,000            144,535
  Pioneer Natural Resources Co
    7.50% April 15, 2012                             170,000            195,387
  Raytheon Co
    6.55% March 15, 2010                             165,000            182,024
  RJ Reynolds Tobacco Holdings Inc
    7.25% June 1, 2012                               875,000            861,875
  Smithfield Foods Inc
    8.00% October 15, 2009                           160,000            168,800
  SPX Corp
    7.50% January 1, 2013                            170,000            184,875
  Starwood Hotels & Resorts
    Worldwide Inc
    7.375% May 1, 2007                               119,000            128,520
  Target Corp
    5.875% March 1, 2012                             645,000            700,036
  Teekay Shipping Corp
    8.875% July 15, 2011                             159,000            180,465
  Tenet Health Care Corp
    6.375% December 1, 2012                          271,000            260,160
    7.375% February 1, 2013                          944,000            948,720
  Terex Corp
    10.375% April 1, 2011                             29,000             32,480
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
FIXED INCOME                                         PAR+              VALUE
--------------------------------------------------------------------------------

Industrials (continued)
  Time Warner Entertainment Co
    8.375% July 15, 2033                         $    10,000       $     12,698
  Time Warner Inc
    6.875% May 1, 2012                               100,000            112,531
  Toyota Motor Credit Corp
    2.80% January 18, 2006 MTN                       440,000            447,963
  Tricon Global Restaurants Inc
    8.50% April 15, 2006                             101,000            112,363
  Tyco International Ltd
    6.00% November 15, 2013 **                       810,000            834,300
    6.375% February 15, 2006                         130,000            138,450
    6.375% October 15, 2011                        1,095,000          1,170,281
    6.875% January 15, 2029                        1,575,000          1,614,375
  Union Pacific Corp
    6.50% April 15, 2012                             230,000            255,438
  Ventas Realty Ltd
    8.75% May 1, 2009                                 80,000             87,800
    9.00% May 1, 2012                                 10,000             11,100
  Viacom Inc
    5.625% August 15, 2012                           400,000            425,635
  Vintage Petroleum Inc
    8.25% May 1, 2012                                 80,000             87,000
  Vivendi Universal SA
    6.25% July 15, 2008 **                           210,000            222,338
  Waste Management Inc.
    6.375% November 15, 2012                         380,000            412,466
    7.75% May 15, 2032                               810,000            954,532
  Western Oil Sands Inc
    8.375% May 1, 2012                                80,000             91,100
  Westport Resources Corp
    8.25% November 1, 2011 **                         19,000             20,900
    8.25% November 1, 2011                            13,000             14,300
  Weyerhaeuser Co
    6.75% March 15, 2012                             180,000            196,369
  Williams Cos Inc
    8.625% June 1, 2010                              195,000            218,889
                                                                   ------------
                                                                     38,042,342
                                                                   ------------

Telecommunications--2.17%
  AT&T Corp
    6.00% March 15, 2009                               3,000              3,233
  AT&T Wireless
    7.875% March 1, 2011                             225,000            260,358
    8.125% May 1, 2012                                75,000             88,196
  British Telecommunication Plc
    8.375% December 15, 2010 ##                      410,000            498,919
  Cingular Wireless LLC
    6.50% December 15, 2011 **                       220,000            240,587
  Comcast Corporation
    6.50% January 15, 2015                           480,000            520,810
    7.125% June 15, 2013                             185,000            210,660
  Cox Communications Inc
    7.75% November 1, 2010                           255,000            303,771
  Deutsche Telekom AG
    5.25% July 22, 2013                              320,000            323,270
  Echostar Corp
    4.41% October 1, 2008 **                         147,000            153,064
    9.125% January 15, 2009                            3,000              3,356
  Lamar Media Corp
    7.25% January 1, 2013                             49,000             52,675
  Nextel Communications Inc
    7.375% August 1, 2015                             80,000             86,000
  PanAmSat Corp
    6.375% January 15, 2008                           35,000             36,313
    8.50% February 1, 2012                            56,000             62,160
  Qwest Communication
    International Inc
    5.625% November 15, 2008                         450,000            445,500
  SBC Communications Inc
    5.875% February 1, 2012                          285,000            302,683
  Shaw Communications Inc
    7.20% December 15, 2011                           61,000             65,956
    7.25% April 6, 2011 MTN                           90,000             97,313
    8.25% April 11, 2010                               6,000              6,795
  Sprint Capital Corp
    6.00% January 15, 2007                           750,000            801,035
    6.125% November 15, 2008                         340,000            362,398
    8.375% March 15, 2012                             20,000             23,356
  TCI Communications Inc
    7.875% February 15, 2026                         455,000            531,968
  Telecom Italia SPA
    5.25% November 15, 2013                          305,000            305,607
  Telecommunications Inc
    9.80% February 1, 2012                            30,000             39,133
  Verizon Global Funding Corp
    4.375% June 1, 2013                              150,000            141,704
    7.375% September 1, 2012                         205,000            237,545
  Verizon New York Inc
    6.875% April 1, 2012                             465,000            514,526
                                                                   ------------
                                                                      6,718,891
                                                                   ------------

U.S. Government Agency Mortgage -
Backed Securities--18.56%
  Federal Home Loan Bank
    3.50% November 15, 2007                          790,000            799,561
    3.625% November 14, 2008                       3,730,000          3,751,433
    4.875% November 15, 2006                       1,140,000          1,211,480
  Federal National Mortgage
    Association
    10.35% December 10, 2015                          30,000             45,000
  Governmental National Mortgage
    Association
    5.00% July 15, 2033                              283,944            281,654
    5.00% August 15, 2033                            996,225            988,193
    5.00% September 15, 2033                      20,793,187         20,625,542
    5.00% 30 Years TBA                             8,990,000          8,905,719
    6.00% July 15, 2029                               48,529             50,483
    6.00% September 15, 2031                          92,071             95,781
    6.00% December 15, 2031                          519,124            539,885
    6.00% January 15, 2032                           147,014            152,947
    6.00% February 15, 2032                          184,578            192,027
    6.00% April 15, 2032                              87,830             91,375
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
FIXED INCOME                                         PAR+              VALUE
--------------------------------------------------------------------------------

U.S. Government Agency Mortgage -
Backed Securities (continued)
  Governmental National Mortgage
    Association
    6.00% May 15, 2032                           $   103,078       $    107,239
    6.00% June 15, 2032                               94,526             98,341
    6.00% September 15, 2032                          39,185             40,766
    6.00% October 15, 2032                           102,455            106,589
    6.00% November 15, 2032                        4,830,119          5,025,057
    6.00% December 15, 2032                        1,623,476          1,688,998
    6.00% January 15, 2033                           191,143            198,825
    6.00% February 15, 2033                        3,118,248          3,243,563
    6.50% May 15, 2029                               392,586            414,452
    6.50% June 15, 2031                              367,544            387,700
    6.50% July 15, 2031                              365,064            385,083
    6.50% October 15, 2031                           553,618            583,978
    6.50% November 15, 2031                        1,942,198          2,048,706
    6.50% December 15, 2031                          838,327            884,300
    6.50% January 15, 2032                         3,554,391          3,747,370
    6.50% February 15, 2032                          773,564            815,563
    7.50% May 15, 2030                                41,134             44,149
    7.50% February 15, 2031                           60,650             65,077
                                                                   ------------
                                                                     57,616,836
                                                                   ------------

U.S. Treasury--15.77%
  United States Treasury Bonds
    3.875% April 15, 2029                         14,632,670         18,958,453
    5.375% February 15, 2031                      14,430,000         15,048,354
  United States Treasury Notes
    1.875% July 15, 2013                           5,138,148          5,101,215
    3.125% October 15, 2008                          610,000            608,832
    3.375% December 15, 2008                       5,210,000          5,245,411
    4.25% August 15, 2013                             60,000             60,070
    4.25% November 15, 2013                          620,000            619,317
  United States Treasury Bond -
    Treasury Strips
    0.00% November 15, 2027                       12,190,000          3,284,169
                                                                   ------------
                                                                     48,925,821
                                                                   ------------

Total Fixed Income
  (Cost $297,012,222)                                               309,153,772
                                                                   ------------

--------------------------------------------------------------------------------
   SHORT TERM
INVESTMENTS--32.50%                              PAR+/SHARES           VALUE
--------------------------------------------------------------------------------

  Repurchase Agreements--18.04%
  Goldman Sachs Repo, 0.97%,
    dated December 31, 2003,
    due October 15, 2006, repurchase
    price $56,001,509, collateralized
    by Federal National Mortgage
    Association Notes                            $56,000,000       $ 56,000,000
                                                                   ------------

Short Term Investment
Trust--14.39%
  Securities Lending Quality Trust ^^^
  1.16% yield as of December 31, 2003             44,678,177         44,678,177
                                                                   ------------

Short Term Investment
Trust--0.07%
  State Street Global Advisors
  Money Market Fund ###^^^
  0.717% yield as of December 31, 2003               207,201            207,201
                                                                   ------------

Total Short Term Investments
  (Cost $100,885,378)                                               100,885,378
                                                                   ------------

Total Investments--132.11%
  (Cost $397,897,600)                                               410,039,150
                                                                   ------------

Other Assets & Liabilities-- -32.11%                                (99,678,900)
                                                                   ------------

Total Net Assets--100%                                             $310,360,250
                                                                   ============
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Short-Term Government Securities Fund

--------------------------------------------------------------------------------
FIXED INCOME--73.70%                                 PAR               VALUE
--------------------------------------------------------------------------------

Collateralized Mortgage
Obligation ^^--0.83%
  Federal Home Loan Mortgage Corp
    5.50% October 15, 2031                       $ 1,502,991       $  1,510,415

Government Sponsored--58.22%
  Federal Farm Credit Bank
    3.10% January 22, 2008                         2,000,000          1,987,828
  Federal Home Loan Banks
    2.875% September 15, 2006                     15,000,000         15,159,330
    4.125% January 14, 2005                        5,000,000          5,141,495
  Federal Home Loan Mortgage Corp
    2.05% January 1, 2007                         10,000,000          9,826,690
    2.25% November 28, 2005                        5,000,000          5,019,930
    2.375% October 2, 2006                         2,000,000          1,991,356
    2.875% September 15, 2005                     14,000,000         14,255,962
    3.25% February 25, 2008                       10,000,000          9,911,860
    4.50% July 23, 2007                            5,000,000          5,078,765
    5.375% August 16, 2006                         1,000,000          1,025,083
  Federal National Mortgage
    Association
    4.25% July 15, 2007                            2,000,000          2,088,774
    5.00% January 15, 2007                        16,000,000         17,079,296
  Federal National Mortgage
    Association Pool
    3.169% July 1, 2033                            2,689,940          2,776,947
    3.917% February 1, 2033 ###                    4,047,716          4,097,861
    4.235% February 1, 2033 ###                    4,117,906          4,193,511
    4.667% December 1, 2032 ###                    2,905,274          2,921,442
    4.754% October 1, 2032 ###                     3,459,358          3,531,829
                                                                   ------------
                                                                    106,087,959
                                                                   ------------

U.S. Treasury--14.65%
  United States Treasury Notes
    2.375% August 15, 2006                        14,000,000         14,075,474
    2.625% November 15, 2006                      12,500,000         12,610,350
                                                                   ------------
                                                                     26,685,824
                                                                   ------------

Total Fixed Income
  (Cost $133,857,777)                                               134,284,198
                                                                   ------------

--------------------------------------------------------------------------------
   SHORT TERM
INVESTMENTS--25.00%                               PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Government Sponsored--20.04%
  Federal Home Loan Banks
    3.875% December 15, 2004                     $ 1,000,000       $  1,024,059
  Federal Home Loan Mortgage Corp
    5.00% May 15, 2004                            10,000,000         10,142,860
    5.25% February 15, 2004                       10,000,000         10,049,120
  Student Loan Marketing Trust
    5.00% June 30, 2004                           15,000,000         15,298,320
                                                                   ------------
                                                                     36,514,359
                                                                   ------------

Short Term Investment
Fund--4.96%
  State Street Global Advisors
  Government Money Market
  Fund ###^^^
  0.641% yield as of December 31, 2003             9,038,684          9,038,684
                                                                   ------------

Total Short Term Investments
  (Cost $45,150,160)                                                 45,553,043
                                                                   ------------

Total Investments--98.70%
  (Cost $179,007,937)                                               179,837,241
                                                                   ------------

Other Assets & Liabilities--1.30%                                     2,372,993
                                                                   ------------

Total Net Assets--100%                                             $182,210,234
                                                                   ============
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2003 (unaudited)

Preferred Money Market Fund

--------------------------------------------------------------------------------
   SHORT TERM
INVESTMENTS--99.32%                                  PAR               VALUE
--------------------------------------------------------------------------------

Certificates of Deposit--8.29%
  Bank of Scotland NY
    1.11% April 8, 2004                          $ 7,000,000       $  7,000,000
  Landesbank Baden
    1.14% February 26, 2004                        5,000,000          5,000,000
  Unicredito Italiano NY
    1.06% January 7, 2004                          8,000,000          8,000,000
                                                                   ------------
                                                                     20,000,000
                                                                   ------------

Commercial Paper--61.63%
  Amsterdam Funding Corporation
    1.085% January 28, 2004                        8,000,000          7,993,490
  Atlantis One Funding Corp
    1.11% April 15, 2004                           7,000,000          6,977,338
  Banque Generale du Luxembourg
    1.12% April 8, 2004                            7,000,000          6,978,658
  Bills Securitization
    1.11% April 5, 2003                            2,000,000          1,994,142
    1.15% May 18, 2004                             5,000,000          4,977,958
  Cafco LLC
    1.04% March 5, 2004                            7,891,000          7,876,410
  Cantabric Finance
    1.135% February 25, 2004                      10,000,000          9,982,660
  Danske Corporation
    1.05% January 12, 2004                         6,000,000          5,998,075
  Den Norske Bank ASA
    1.13% April 19, 2004                           8,000,000          7,972,629
  Edison Asset Securities
    1.00% January 2, 2004                         10,000,000          9,999,722
  GE Capital International Funding Inc
    1.09% February 24, 2004                        2,400,000          2,396,076
    1.20% June 3, 2004                             1,604,000          1,595,766
  GIRO Balanced Funding
    1.09% January 12, 2004                         4,000,000          3,998,668
  Grampian Funding Ltd/Llc
    1.10% March 29, 2004                           1,500,000          1,495,967
  HSH Nordbank AG
    1.14% February 27, 2004                        7,043,000          7,030,287
  Household Finance Corporation
    1.11% April 7, 2004                            2,000,000          1,994,018
  ING US Funding
    1.19% June 1, 2004                            11,000,000         10,944,731
  Liberty Street Funding Corp
    1.09% February 17, 2004                        3,251,000          3,246,374
  Nordea North America Inc
    1.07% January 26, 2004 @                       5,000,000          4,996,285
  PB Finance Inc
    1.10% January 26, 2004                         9,000,000          8,993,125
  Rabobank USA Financial Corp
    0.95% January 2, 2004                         10,000,000          9,999,736
  Sheffield Receivables Corp
    1.09% January 15, 2004                         8,000,000          7,996,609
  Westpac Trust
    1.10% February 11, 2004                        4,000,000          3,994,989
    1.195% June 3, 2004                            6,343,000          6,310,575
  Windmill Funding Corp
    1.085% January 28, 2004                        3,000,000          2,997,559
                                                                   ------------
                                                                    148,741,847
                                                                   ------------

Floating Rate Notes--19.06%
  Beta Finance Inc
    1.06% June 2, 2004 @ ##                      $ 5,000,000       $  4,999,895
  Dorada
    1.06% May 24, 2004 @ ##                        5,000,000          4,999,902
    1.08% February 12, 2004 @ ##                   3,000,000          2,999,965
  Federal Home Loan Bank
    1.04% September 20, 2004 ##                    2,000,000          1,999,011
  Federal National Mortgage
    Association
    1.00% September 10, 2004 ##                    7,000,000          6,997,192
    1.03% July 30, 2004                            7,000,000          6,996,937
    1.08% September 10, 2004 ##                    9,000,000          9,000,000
  General Electric Capital Corp
    1.25% February 8, 2005 ##                      3,000,000          3,000,000
  Royal Bank of Scotland PLC
    1.07% September 27, 2004 ##                    5,000,000          4,999,054
                                                                   ------------
                                                                     45,991,956
                                                                   ------------

Government Agency--10.34%
  Federal Home Loan Mortgage
    Discount Notes
    1.12% February 17, 2004                       10,000,000          9,985,378
    1.125% February 12, 2004                      10,000,000          9,986,875
    1.155% March 10, 2004                          5,000,000          4,988,931
                                                                   ------------
                                                                     24,961,184
                                                                   ------------

Total Short Term Investments
  (Cost $239,694,987)                                               239,694,987
                                                                   ------------

Total Investments--99.32%
  (Cost $239,694,987)                                               239,694,987
                                                                   ------------

Other Assets & Liabilities--0.68%                                     1,637,496
                                                                   ------------
Total Net Assets--100%                                             $241,332,483
                                                                   ============
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to $12,494,227 or 4.03% of the net assets of the Preferred Fixed Income Fund.

# All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 2003.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase.

+     Par is in U.S. dollars unless otherwise noted.

^ Caterpillar Inc. is the parent company of Caterpillar Investment Management Ltd (CIML), the fund's adviser.

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

^^^ State Street Bank and Trust Company serves as the Fund's Accountant and Custodian.

Abbreviations:

ADR   -     American Depository Receipt

IO    -     Interest Only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

MTN   -     Medium Term Notes

PFD   -     Preferred Stock

REIT  -     Real Estate Investment Trust

TBA  -      To Be Announced, these securities have been purchased on a delayed delivery basis.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2003 (unaudited)

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund

("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Preferred International Value Fund

("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund

("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund

("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund

("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Preferred Value Fund

("Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund

("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund

("Fixed Income")--seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund

("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund

("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

Security Valuations

Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if appropriate for the relevant primary exchange, an official closing price reported by that exchange. If no sales prices are reported, market value is generally determined based on quotes obtained from a quotation reporting system, established market makers or reputable pricing services.

Portfolio debt securities having a remaining maturity of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the most recent bid quotation supplied by an established market maker is used.

Short-term portfolio debt securities having a remaining maturity of 60 days or less and money market investments held by the Money Market Fund are valued at amortized cost.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The State Street Bank Short Term Investment Fund and State Street Bank Short Term Investment Trust are money market accounts which include investments that are valued daily based on the market quotations of the underlying assets.

Portfolio securities or other types of investments for which market quotes are not readily available are valued at fair value under procedures approved by the Trustees.

Fair valuation may also be used if unusual circumstances occur. For example, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of a fund's shares are generally computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of a fund's securities occur during such period, then these securities may be valued at the fair value as determined according to valuation procedures approved by the Trustees. In addition, the funds have adopted fair value pricing procedures, which, among other things, require the funds to fair value foreign equity securities if there has been a movement in the U.S. market and/or other economic factors that exceeds a specified threshold. The threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of the corporate action), net of non-rebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Federal Taxes

Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

On June 30, 2003, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                             Year of                Capital Loss
 Fund                                       Expiration              Carryforward
--------------------------------------------------------------------------------
  International Growth                         2009                 $    516,573
  International Growth                         2010                    1,794,289
  International Growth                         2011                    5,644,047
  International Value                          2011                    1,008,358
  Small Cap Growth                             2007                    5,897,783
  Small Cap Growth                             2009                    8,573,430
  Small Cap Growth                             2010                   29,386,626
  Small Cap Growth                             2011                   11,341,036
  Mid Cap Growth                               2010                    4,994,370
  Mid Cap Growth                               2011                    7,314,760
  Large Cap Growth                             2010                   96,928,486
  Large Cap Growth                             2011                  101,762,725
  Asset Allocation                             2010                      205,997
  Asset Allocation                             2011                    4,327,304
  Money Market                                 2009                        2,650
  Money Market                                 2010                        3,628
  Money Market                                 2011                        1,051
--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Federal Tax Information

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended June 30, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you received in January 2004 shows the tax status of all distributions paid to your account in calendar year 2003.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2003 (unaudited)

Components of Distributable Earnings

As of June 30, 2003, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consist of:

-----------------------------------------------------------------------------------------------------------------
                                             Undistributed     Undistributed     Undistributed
                           Capital Loss        Ordinary         Short Term         Long Term
                           Carryforward         Income             Gains             Gains              Total
-----------------------------------------------------------------------------------------------------------------
International Growth      $  (7,954,909)                --                --                --     $  (7,954,909)
International Value          (1,008,358)     $   3,624,933                --                --         2,616,575
Small Cap Growth            (55,198,875)                --                --                --       (55,198,875)
Mid Cap Growth              (12,309,130)                --                --                --       (12,309,130)
Large Cap Growth           (198,691,211)           266,000                --                --      (198,425,211)
Value                                --          1,796,896                --                --         1,796,896
Asset Allocation             (4,533,301)             2,369                --                --        (4,530,932)
Fixed Income                         --                 --     $   2,615,795     $   1,835,251         4,451,046
Short-Term Government                --                 --           581,690           542,220         1,123,910
Money Market                     (7,329)             7,329                --                --                --
-----------------------------------------------------------------------------------------------------------------

Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for each fund at December 31, 2003, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

-------------------------------------------------------------------------------------------
                                                            Net Unrealized      Cost for
                        Gross Unrealized  Gross Unrealized   Appreciation/     Federal Tax
                          Appreciation     (Depreciation)   (Depreciation)      Purposes
-------------------------------------------------------------------------------------------
International Growth      $  6,261,844     $   (162,650)     $  6,099,194      $ 32,414,009
International Value         84,005,148       (1,674,912)       82,330,236       387,816,158
Small Cap Growth            17,469,278       (1,805,756)       15,663,522       114,079,909
Mid Cap Growth              15,517,872         (688,176)       14,829,696        80,698,487
Large Cap Growth            65,407,155       (4,917,133)       60,490,022       347,213,006
Value                       50,394,576       (1,966,334)       48,428,242       264,209,920
Asset Allocation            10,075,070      (10,324,134)         (249,064)      175,699,293
Fixed Income                12,593,839         (452,289)       12,141,550       397,897,600
Short-Term Government        1,123,926         (294,621)          829,304       179,007,937
Money Market                        --               --                --       239,694,987
-------------------------------------------------------------------------------------------

Post October Losses

For the year ended June 30, 2003, the funds have elected to defer to the next taxable year the following losses attributable to Post-October Losses:

--------------------------------------------------------------------------------
                                                                        Losses
--------------------------------------------------------------------------------
International Growth                                                 $ 3,408,055
International Value                                                      159,722
Small Cap Growth                                                              --
Mid Cap Growth                                                                --
Large Cap Growth                                                      32,099,791
Value                                                                         --
Asset Allocation                                                              --
Fixed Income                                                                  --
Short-Term Government                                                         --
Money Market                                                                  --
--------------------------------------------------------------------------------

Interest Income, Debt Discount and Premium

Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted; premium is amortized on debt securities, with a corresponding adjustment to the cost basis. For the Short-Term Government Securities Fund, income earned on short-term investments is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair value of the securities received.

Distributions to Shareholders

Large Cap Growth, Value, International Value, Small Cap Growth, International Growth and Mid Cap Growth declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates obtained from pricing services.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts

All funds (except Short-Term Government and Money Market) may enter into forward contracts to, among other things, purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts for various reasons, including the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts

All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to, among other things, manage its exposure to the stock and fixed income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash based on the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise for various reasons, including the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 2003.

Option Contracts

All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to, among other things, manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tends to increase a fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. The fund's risks in using these contracts include, among other things, changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts.

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2003 (unaudited)

expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the premium reduces the cost basis of the securities purchased by the fund. See Note 4 for all open option contracts as of December 31, 2003.

Loans of Portfolio Securities

Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest or dividends on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, and/or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves risks, including the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

See the Statements of Assets & Liabilities and Schedules of Investments for values of securities on loan and the cash collateral invested in the State Street Bank Securities Lending Quality Trust. See Note 5 for description of collateral as of December 31, 2003.

Stripped Mortgage-Backed Securities (SMBS)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of interest. SMBS include Interest-only Securities (IO's), which receive all of the interest. The market value of these securities is highly sensitive to changes in interest rates and the rate of principal payments on the underlying loans.

Real Estate Investment Trust (REITs)

Because the funds may invest in Real Estate Investment Trusts (REITs), a fund may be subject to risks similar to those associated with direct ownership of real estate. In addition, REITs are subject to other risks, including those discussed below. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The funds estimate the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. This has no impact on the funds' net assets, but results in a decrease to net investment income and a corresponding increase/decrease to realized gain/loss.

Delayed Delivery Transactions

All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund generally identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

While none of the funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in certain investments issued by domestic banks), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Concentration of Foreign Risk

All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

2. Fees and Compensation Paid to Affiliates

Management Fee

Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

--------------------------------------------------------------------------------
                                                            Annual Percentage of
Fund                                                         Average Net Assets
--------------------------------------------------------------------------------
International Growth                                                1.05%
International Value                                                 0.95%*
Small Cap Growth                                                    1.00%
Mid Cap Growth                                                      1.00%
Large Cap Growth                                                    0.75%
Value                                                               0.90%
Asset Allocation                                                    0.70%
Fixed Income                                                        0.50%
Short-Term Government                                               0.35%
Money Market                                                        0.30%
--------------------------------------------------------------------------------

* The Manager voluntarily waived a portion (0.25%) of its management fee (0.95%) for the Preferred International Value Fund effective July 1, 2002. This waiver may be terminated at any time.

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                        Subadvisers
--------------------------------------------------------------------------------
International Growth        Marvin & Palmer Associates, Inc. ("Marvin")
International Value         Mercator Asset Management, L.P. ("Mercator")
Small Cap Growth            Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth              Turner Investment Partners, Inc. ("Turner")
Large Cap Growth            Jennison Associates LLC ("Jennison")
Value                       MFS Institutional Advisors Inc. ("MFS") and
                            Pacific Financial Research, Inc. ("PFR")
Asset Allocation            Mellon Capital Management Corporation ("Mellon") and
                            PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income                Western Asset Management Company ("Western")+
Short-Term Government       None
Money Market                J.P. Morgan Investment Management Inc. ("Morgan")
--------------------------------------------------------------------------------

+ Western has retained Western Asset Management Company Limited as a tertiary adviser.

The subadvisers operate under the supervision of the Manager and the Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the six months ended December 31, 2003, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

-------------------------------------------------------------------------------------------------------------------------------
                               International International   Small Cap      Mid Cap      Large Cap                     Asset
                                  Growth        Value         Growth        Growth        Growth         Value       Allocation
-------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.      $   162       $10,585       $23,700       $ 2,521       $ 9,130       $ 5,312       $   133
J.P. Morgan Securities, Ltd.          403         6,133
J.P. Morgan HP Limited                241
J.P. Morgan Securities,
  Singapore                                       3,440
J.P. Morgan Securities -
  Asia/Pacific                        106
Morgan Stanley Co., Inc.            5,451                       9,730        14,595        36,932         3,176
Morgan Stanley Dean Witter                                                                                9,887
Prudential Securities Inc.                                      3,522         1,813
Wachovia Securities LLC                                         6,613           992                         404
                               ------------------------------------------------------------------------------------------------
                                  $ 6,363       $20,158       $43,565       $19,921       $46,062       $18,779       $   133
                               ================================================================================================
-------------------------------------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2003 (unaudited)

Trustees' Fees

For the six months ended December 31, 2003, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.

3. 5% Ownership

As of December 31, 2003, shareholders holding of record more than 5% of total shares outstanding were as follows:

---------------------------------------------------------------------------------------------------------------
                                                 Preferred                                            Savings
                                                  Stable                  Caterpillar                  Bank
                          401(k)    Insurance    Principal    Beckwith     Investment     Empire     Employees
                          Plan*     Reserves**   Collective   Machinery    Management     Savings   Retirement
                                                   Trust      Company         Ltd.         Plan     Association
---------------------------------------------------------------------------------------------------------------
International Growth      35.70%      22.31%          --         5.99%        33.47%         --           --
International Value       29.88%       5.30%          --           --            --          --         8.49%
Small Cap Growth          75.70%      14.36%          --           --            --          --           --
Mid Cap Growth            62.81%      11.70%          --           --         19.10%         --           --
Large Cap Growth          73.51%         --           --           --            --          --           --
Value                     75.08%         --           --           --            --          --           --
Asset Allocation          67.06%         --           --           --            --        5.64%          --
Fixed Income              37.65%         --        49.04%          --            --          --           --
Short-Term Government     25.64%      12.43%       47.41%          --            --          --           --
Money Market              77.78%         --        12.48%          --            --          --           --
---------------------------------------------------------------------------------------------------------------

*     Caterpillar Investment Trust 401(k) Plan.

** Caterpillar Insurance Company Limited Insurance Reserves. Included in the Short-Term Government Securities Fund are holdings of 12.43% held by Caterpillar Insurance Company Limited for the benefit of Zurich-American Insurance Company.

4. Portfolio Information

Security Purchases and Sales

During the six months ended December 31, 2003, purchases and sales of long-term investments (investments other than short-term obligations, options and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

-----------------------------------------------------------------------------------------
                                    Long Term                      U.S. Government
-----------------------------------------------------------------------------------------
                            Purchases          Sales          Purchases          Sales
-----------------------------------------------------------------------------------------
International Growth      $ 22,732,567     $ 17,627,323               --               --
International Value         88,123,581       29,853,935               --               --
Small Cap Growth           101,925,264       76,358,024               --               --
Mid Cap Growth              67,033,392       44,063,355               --               --
Large Cap Growth           148,299,888      186,690,319               --               --
Value                       63,735,757       85,538,865               --               --
Asset Allocation            11,600,654        5,858,622     $  8,754,193     $  6,594,832
Fixed Income               536,832,683      527,175,222       71,530,935       45,558,066
Short-Term Government       55,927,547       36,932,570       52,223,906       30,425,781
-----------------------------------------------------------------------------------------

During the six months ended December 31, 2003, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

--------------------------------------------------------------------------------
                                                         Other
                                        ----------------------------------------
                                          Purchases                    Sales
--------------------------------------------------------------------------------
Money Market                            $2,444,518,018            $2,402,287,880
--------------------------------------------------------------------------------

Futures Contracts

Futures contracts open at December 31, 2003:

--------------------------------------------------------------------------------
                          Number of   Expiration   Underlying      Unrealized
Contracts                 Contracts      Date      Face Value   Gain (Loss), Net
--------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
   S&P 500                   105       March 04    $ 116,613      $ 1,214,351
   S&P 500                    52       March 04       57,751          537,392
   S&P 500                     7       March 04        7,774            7,173
   EURO Future                32       March 04        3,161            2,904
   Russell 2000                4       March 04        2,229           18,874
   U.S. Treasury Bonds         2       March 04          225             (281)
   U.S. Treasury Bonds       104       March 04       11,369           25,583
   U.S. Treasury Bonds        38       March 04        4,154            2,191
                                                                  -----------
                                                                  $ 1,808,187
                                                                  ===========
--------------------------------------------------------------------------------

Option Contracts

During the six months ended December 31, 2003, the following written option activity took place:

--------------------------------------------------------------------------------
                                                 Number of              Premiums
                                               Call Contracts           Received
--------------------------------------------------------------------------------
LargeCap Growth:
Balance as of June 30, 2003                          191               $ 36,619
Written                                                0                      0
Closed at Cost                                         0                      0
Expired at Cost                                     (191)               (36,619)
Exercised                                              0                      0
                                                --------               --------
Balance as of December 31, 2003                        0               $      0
                                                ========               ========
--------------------------------------------------------------------------------

Pending Forwards

The following foreign currency contracts were open at December 31, 2003.

---------------------------------------------------------------------------------------------
Settlement Date         Contracts to Deliver       In Exchange For     Unrealized Gain (Loss)
---------------------------------------------------------------------------------------------
Fixed Income Fund
February 10, 2004        EUR     13,600,000       USD     15,708,000       (1,407,923)
February 10, 2004        EUR      1,219,124       USD      1,408,088         (126,208)
February 10, 2004        EUR         73,018       USD         84,374           (7,521)
February 10, 2004        EUR      3,243,188       USD      3,999,710          (81,919)
February 10, 2004        USD      4,814,470       EUR      5,560,713          498,412
February 10, 2004        USD      2,176,515       EUR      2,512,831          226,366
                                                                           ----------
                                                                             (898,793)
                                                                           ----------
---------------------------------------------------------------------------------------------

CHF = Swiss Francs
EUR = Euro
GBP = British Pound
SEK = Swedish Kroner
USD = United States Dollar

Proxy Voting Policies and Procedures

A description of the policies and procedures that a Fund uses to determine how to vote proxies relating to its portfolio securities is available, without charge and upon request, by calling 1-800-662-4769, or by visiting the Commission's website at http://www.sec.gov.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2003 (unaudited)

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the Securities Lending Quality Trust. Non-cash collateral represents United States Treasuries and Agencies.

Collateral for those securities that are out on loan as of December 31, 2003, is as follows:

--------------------------------------------------------------------------------
                                     Cash           Non-Cash             Total
--------------------------------------------------------------------------------
International Growth             $ 4,255,514                --       $ 4,255,514
International Value               81,144,036                --        81,144,036
Small Cap Growth                  25,161,177                --        25,161,177
Mid Cap Growth                    13,298,109       $    82,225        13,380,334
Large Cap Growth                  18,708,051                --        18,708,051
Value                              2,309,654                --         2,309,654
Asset Allocation                  15,388,795         2,330,891        17,719,686
Fixed Income                      44,678,178        16,569,464        61,247,642
--------------------------------------------------------------------------------

6. Income Tax Information (Unaudited)

The funds which declared and paid a long-term capital gain distribution in fiscal year 2004 (Value, Fixed Income and Short-Term Government Securities) hereby designate the following amounts as long-term capital gains distributions:

--------------------------------------------------------------------------------
                                                         Long-Term Capital Gains
--------------------------------------------------------------------------------
Value                                                          $32,424,554
Fixed Income                                                     1,835,329
Short-Term Government Securities                                   542,259
--------------------------------------------------------------------------------

Officers and Trustees
     Gary M. Anna ...................................................... Trustee
     William F. Bahl ................................................... Trustee
     Kevin E. Colgan ................................................... Trustee
     Dixie L. Mills .................................................... Trustee
     Kenneth J. Zika ................................................... Trustee
     David L. Bomberger .............................................. President
     Fred L. Kaufman ............................................ Vice President
                                                                   and Treasurer
     Sean X. McKessy ..................................................... Clerk

Investment Adviser
     Caterpillar Investment Management Ltd.
     411 Hamilton Boulevard, Suite 1200
     Peoria, IL 61602-3106

Distributor
     Caterpillar Securities Inc.
     411 Hamilton Boulevard, Suite 1200
     Peoria, IL 61602-3106

Custodian
     State Street Bank & Trust Co.
     One Federal Street B03
     Boston, MA 02110-2003

Transfer Agent and Investor Services
     Boston Financial Data Services, Inc.
     2000 Crown Colony Dr., 4th Floor
     Quincy, MA 02169

Legal Counsel
     Ropes & Gray LLP
     One International Place
     Boston, MA 02110-2624

                                    [LOGO](R)
                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS
                                 1-800-662-4769

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2004 Caterpillar Securities Inc. o 0021-1011

                                                          www.PreferredGroup.com

This page intentionally left blank.

                                    [LOGO](R)
                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                                  P.O. Box 8320
                              Boston, MA 02266-8320

                             www.PreferredGroup.com

                   Distributed by Caterpillar Securities Inc.

                                                             ===================
                                                                  PRESORTED
                                                                  STANDARD
                                                              U.S. POSTAGE PAID
                                                                WHEELING, IL
                                                               PERMIT NO. 281
                                                             ===================

Item 10.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Preferred Group of Mutual Funds

/s/ David L. Bomberger
---------------------------------------
David L. Bomberger
President
February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ David L. Bomberger
--------------------------------------------
David L. Bomberger
President (Principal Executive Officer)
February 27, 2004


/s/ Fred L. Kaufman
--------------------------------------------
Fred L. Kaufman
Vice President & Treasurer (Principal Financial Officer)
February 27, 2004